As filed with the Securities and Exchange Commission on April 30, 2021

Registration Nos. 333-100287

and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 22	☒

And

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 54	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485. If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2021

Farmers® LifeAccumulator

Flexible Premium Variable Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone:1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Farmers New World Life Insurance Company or your broker dealer Farmers Financial Solutions. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications related to your variable insurance product electronically by following the instructions provided by Farmers New World Life Insurance Company. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling the Service Center at 1-877-376-8008, or mailing your request to P.O. Box 724208, Atlanta, Georgia 31139. Your election to receive reports in paper will apply to all funds held with Farmers New World Life Insurance Company.

This prospectus describes the Farmers® LifeAccumulator, an individual flexible premium variable life insurance policy, (the “Policy”) issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the Death Benefit Proceeds) payable on the Insured’s life if the Insured dies while the Policy is in force. The amount of life insurance may increase or decrease, depending on the number of years the Policy is in force and the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “variable account”) in which you invest. You choose one of two death benefit options. This Policy is currently not being issued.

Investment Risk — Your Contract Value will vary according to the investment performance of the Portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the Subaccounts. You may be required to pay additional premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the Surrender Charge is considerable.

Loans, Withdrawals and Surrender — You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy’s Death Benefit Proceeds and its Surrender Value, and increase the risk that your Policy will lapse without value unless you pay additional premium. If your Policy lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.

Tax Risk — Tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, or if you intend to keep the Policy in force after the Insured reaches age 100.

You should consult a tax advisor to learn more about the tax risks of this Policy.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference.

You should consider whether this Policy is suitable for you in light of your life insurance needs. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or to maintain this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 22 funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 21 Subaccounts. The Subaccounts invest in the following 21 Portfolios:

❑	Deutsche DWS Investments VIT Funds Series I (Class B Shares)

DWS Equity 500 Index VIP

❑	Deutsche DWS Variable Series II (Class A Shares)

DWS CROCI® U.S. VIP

❑	Fidelity® Variable Insurance Products (“VIP”) Funds – Service Class Shares

Growth Portfolio

❑	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Franklin Small Cap Value VIP Fund

❑	Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Small Cap Equity Insights Fund

❑	Janus Aspen Series – Service Class Shares

Janus Henderson Enterprise Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds – Class 1 Shares

Diversified International Account

LargeCap Growth Account I

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Fixed Income Funds – Class 1 Shares

Core Plus Bond Account

Government & High Quality Bond Account

Short-Term Income Account

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds – Class 2 Shares

Equity Income Account

MidCap Account

SmallCap Account

Principal Capital Appreciation Account

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) Portfolios – Class 2 Shares

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

* The Subaccount that invests in this Portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

A prospectus for each of the Portfolios through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference. The initial purchases of subaccount shares are subject to availability.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Guaranteed Maximum Cost of Insurance Rates	A-1

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

•

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the Insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred Cash Value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

•

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to Surrender your Policy early; you may be required to pay a Surrender Charge that applies during the first 5 years of the Policy.

•

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of Lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

•

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by most of the fees and charges we assess. The Fixed Account is part of our General Account.

•

Separate Account. You may allocate premium(s) and Contract Value to one or more Subaccounts of the variable account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

Premium Flexibility

•

Flexible Premiums. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

•

Minimum Premiums. This Policy does not provide a no-Lapse period. Paying the minimum premiums for the Policy may reduce your risk of Lapse, but will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

•

Right to Examine Period. You may cancel a Policy during the “Right to Examine Period” by returning it to our Home Office. If you decide to cancel the Policy during the Right to Examine Period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy. The terms of the Right to Examine Period may be different for Policy Owners over age 60 who purchase their Policy in California.

•	Policy Availability. The Policy is currently not available for sale.

Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary on receipt of due proof of death.

•	You must choose one of two death benefit options under the Policy.

◾	Option A is a variable death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum plus the Contract Value on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

◾	Option B is a level death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

•	After Attained Age 99, the death benefit equals the Contract Value.

•

Any Death Benefit Proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy and will be reduced by the amount of any outstanding Loan Amount (and any interest you owe) and any due and unpaid Monthly Deductions.

•

Change in Death Benefit Option and Principal Sum. You may change the death benefit option or increase or decrease the Principal Sum once each Policy year if the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Principal Sum during the same Policy year unless done simultaneously). A change in death benefit option or Principal Sum may have tax consequences. You may not decrease the Principal Sum below the minimum Principal Sum amount shown on your Policy’s specifications page. If you reduce your Principal Sum below $100,000, higher cost of insurance rates will be charged.

Surrender and Withdrawals

•

Surrender. At any time while the Policy is in force, you may submit a written request to Surrender your Policy and receive the Surrender Value (that is, the Contract Value minus the applicable Surrender Charge, and minus any outstanding Loan Amount and any interest you owe). A Surrender may have tax consequences.

•	Partial Withdrawals. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

◾	You may make only 1 withdrawal each calendar quarter.
◾	You must request at least $500.
◾	You may not request more than 75% of the Surrender Value.
◾	For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.
◾	If you select a level death benefit (Option B), the Principal Sum will be reduced by the amount of the partial withdrawal (but not by the processing fee).

Transfers

•	Each Policy year you may make an unlimited number of transfers from and among the Subaccounts and one transfer from the Fixed Account.

•	Transfers from Subaccounts must be a minimum of $250, or the total value in the Subaccount if less.

•

Transfers from the Fixed Account may not be for more than 25% of the unloaned value in the Fixed Account. If the balance in the Fixed Account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.

•

Dollar Cost Averaging Program. Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers. You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your Issue Date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive the request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire.

Loans

•

You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account (part of our General Account). Unless you specify otherwise, the amount is withdrawn from the Subaccounts and the Fixed Account on a pro-rata basis.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually.

•

We will charge you loan interest at a rate of 2.75%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as premiums.

•	We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the Insured’s death.

•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risk of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

This Policy does not provide a no-Lapse period. You greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

Loans, withdrawals, any increase in the Principal Sum, any increase in the current charges, and/or poor investment returns could increase your risk of Lapse.

Your Policy will enter a 61-day pre-Lapse grace period if either of the following occurs:

•

total premiums paid (minus withdrawals, but not including Surrender Charges or the processing fee) are less than the Cumulative Minimum Premiums, and the Surrender Value is not large enough to cover the Monthly Deduction when due; or

•

total premiums paid (minus withdrawals, but not including Surrender Charges or the processing fee) are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrender the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.

A Policy Lapse may have adverse tax consequences.

You may reinstate a Lapsed Policy within three years after the Policy enters the grace period, if the Insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis particularly if the full amount of premiums permitted under the Policy is paid.

Depending on the total amount of premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a Surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a Surrender and loans taken before you reach age 59  1/2. There may also be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

The Federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Limits on Cash Withdrawals

The Policy permits you to take only one partial withdrawal in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A withdrawal also may have tax consequences.

A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the Principal Sum by the amount of the withdrawal (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. We also charge interest on amounts in the loan account at a rate of 2.75% compounded annually. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rate charged against and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the Loan Amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a tax advisor about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

Effects of Surrender Charges

The Surrender Charges under this Policy are significant during the first five Policy years and during the five years after any elected increase in Principal Sum. It is likely that you will receive no Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Principal Sum for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios, if they are available, for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy.1 If the amount of a charge depends on the personal characteristics of the Insured or the Owner, then the fee table lists the minimum and maximum charges we assess under the Policy and the fees and charges of a typical policy Owner or Insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk class as the typical Insured.

The first table describes the fees and charges that you will pay when you pay premiums, make cash withdrawals from the Policy, fully Surrender the Policy, transfer Cash Value among the Subaccounts and the Fixed Account, or increase the Principal Sum of the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Charge	Upon payment of each premium	4.25% of premiums paid	4.25% of premiums paid
Partial Withdrawal Charge	Upon cash withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]	Upon full Surrender of the Policy during first 5 Policy years, or within 5 years following any increase in Principal Sum	Sum of all underwriting and sales charges remaining on the Policy	Sum of all underwriting and sales charges remaining on the Policy

◆ Minimum Charge[4]		$11.52 per $1,000 of Principal Sum	$11.52 per $1,000 of Principal Sum

◆ Maximum Charge[5]		$51.68 per $1,000 of Principal Sum	$51.68 per $1,000 of Principal Sum

◆ Charge for a policy issued at age 35, during the 3rd month after issue		$15.96 per $1,000 of Principal Sum	$15.96 per $1,000 of Principal Sum
Transfer Charge	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$5	$5
Optional Rider with Transaction Fees:
Accelerated Benefit Rider for Terminal Illness[6]	When a benefit is paid under this rider	$250 plus the Actuarial Discount	$150 plus the Actuarial Discount

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The Surrender Charge is equal to the sum of all remaining monthly underwriting and sales charges you would pay if the Policy stayed in force for five years from the date of issue (or date of Principal Sum increase), or until the Maturity Date, if earlier. The Surrender Charge is based upon the Issue Age of the Insured (or the Attained Age at time of Principal Sum increase). The Surrender Charges shown in the table may not be typical of the charges you will pay. You can obtain more information about the Surrender Charges that apply to you by referring to the table of Underwriting and Sales Charges in this prospectus or by contacting your agent.

[4]	This minimum charge is based on an Insured age 21 at issue, during the 12th month after the Policy is issued.
[5]	This maximum charge is based on an Insured for a Policy that is issued at any age, with an increase in Principal Sum at Attained Age 65, during the 1st month after this increase.
[6]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including Portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Administrative Charge	Monthly on the Issue Date and on each Monthly Due Date	$10.00 per month	$7.00 per month
Cost of Insurance for the Base Policy[7] (No Special Premium Class Charge or Extra Ratings)[8]	Monthly on the Issue Date and on each Monthly Due Date[9]	Per $1,000 of Risk Insurance Amount[10] each month	Per $1,000 of Risk Insurance Amount each month

◆ Minimum Charge[11]		$0.09 per $1,000	$0.03 per $1,000

◆ Maximum Charge[12]		$83.33 per $1,000	$66.67 per $1,000

◆ Charge for a male Insured, Issue Age 35, in the preferred nonsmoker Premium Class, with a Principal Sum greater than or equal to $100,000 in Policy year 5		$0.25 per $1,000	$0.08 per $1,000
Monthly Special Premium Class Charge[13]	Monthly on the Issue Date and on each Monthly Due Date	Factor multiplied by Cost of Insurance Charge	Factor multiplied by Cost of Insurance Charge

◆ Minimum Charge		1	1

◆ Maximum Charge		5	5

◆ Charge for an Insured in a standard Premium Class (not in a Special Premium Class)		1	1

[7]

Cost of insurance charges are based on the Insured’s Issue Age, sex, and Premium Class, the Risk Insurance Amount, the number of months since the Issue Date and the amount of Principal Sum. The cost of insurance rate you pay increases annually with the age of the Insured. We currently charge higher cost of insurance rates for Policies with a Principal Sum of less than $100,000. If you reduce your Principal Sum below $100,000 at any time, then the higher rates will apply. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[8]

Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[9]	The cost of insurance charge is assessed until the Insured attains age 100.
[10]

The Risk Insurance Amount equals the death benefit on a Monthly Due Date, minus the Contract Value at the end of the Business Day preceding the Monthly Due Date, plus the monthly administrative charge, the monthly underwriting and sales charge, and any charges for riders.

[11]	This minimum charge is based on an Insured with the following characteristics: female preferred nonsmoker, Principal Sum greater than $100,000, Issue Age 21, during the first Policy year.
[12]

This maximum charge is based on any Insured at Attained Age 99 in any underwriting class who does not have a special Premium Class rating. This maximum charge will be higher for a Policy with a special Premium Class rating or flat extra monthly charge.

[13]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy’s specifications page. The monthly special Premium Class charge shown in the table may not be representative of any charges you may pay. If the monthly special Premium Class charge applies to your Policy, the charge will be shown on the Policy’s specification page. You can obtain more information about this charge by contacting your agent.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Flat Extra Monthly Charge[14]	Monthly on the Issue Date and on each monthly due date	Per $1,000 of Risk Insurance Amount each month	Per $1,000 of Risk Insurance Amount each month

◆ Minimum Charge		$0 per $1,000	$0 per $1,000

◆ Maximum Charge		$1,000 per $1,000	$25.00 per $1,000

◆ Charge for an Insured in a standard Premium Class		$0 per $1,000	$0 per $1,000
Monthly Underwriting and Sales Charge[15]	Monthly on Issue Date and on each Monthly Due Date during first 5 Policy years or within 5 years after any increase in Principal Sum	Per $1,000 of original Principal Sum (or any Principal Sum increase) each month:	Per $1,000 of original Principal Sum (or any Principal Sum increase) each month:

◆ Minimum Charge[16]		$0.24 per $1,000	$0.24 per $1,000

◆ Maximum Charge[17]		$0.88 per $1,000	$0.88 per $1,000

◆ Charge for a policy issued at age 35, during the first year		$0.28 per $1,000	$0.28 per $1,000
Mortality and Expense Risk Charge	Daily	0.70% (on an annual basis) of daily net assets in the Subaccounts during the first ten policy years, 0.30% during years 11 through 20 and 0.25% after year 20	0.70% (on an annual basis) of daily net assets in the Subaccounts during the first ten policy years, 0.30% during years 11 through 20 and 0.25% after year 20
Loan Interest Spread[18]	At the end of each Policy year	0.25% annually of amount in loan account	0.25% annually of amount in loan account

[14]

A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. Any flat extra charge will be shown on the Policy’s specifications page. The flat extra monthly charge shown in the table may not be representative of the charges you will pay. You can obtain more information about the charge by contacting your agent.

[15]

The monthly underwriting and sales charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in Principal Sum. The charge is set based on the Insured’s age at issue or when the Principal Sum is increased; the rate of the charge will increase with the Insured’s age. The monthly underwriting and sales charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[16]	This minimum charge is based on an Insured that is 21 at issue, assuming no subsequent increases in Principal Sum.
[17]	This maximum charge is based on an Insured at any Issue Age, when the Principal Sum is increased at Attained Age 65.
[18]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (2.75% compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum).

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Optional Rider with Periodic Charges:
Monthly Disability Benefit Rider[19]	Monthly on Issue Date and on each Monthly Due Date	Charge assessed each month per $100 of monthly benefit	Charge assessed each month per $100 of monthly benefit

◆ Minimum Charge[20]		$6 per month per $100 of monthly benefit	$4 per month per $100 of monthly benefit

◆ Maximum Charge[21]		$40 per month per $100 of monthly benefit	$30 per month per $100 of monthly benefit

◆ Charge at the Insured’s Attained Age 40		$7 per month per $100 of monthly benefit	$4.50 per month per $100 of monthly benefit

[19]

The Monthly Disability Benefit Rider charge depends on the Insured’s Attained Age and generally increases as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. Effective August 7, 2015, the Monthly Disability Benefit rider was no longer available and cannot be added to a Policy; Monthly Disability Benefit riders that were in force as of August 7, 2015 were not affected. You can obtain more information about these rider charges by contacting your agent.

[20]	This charge is for an Insured at Attained Age 21.
[21]

This charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the Insured’s risk of disability is roughly double that of a typical Insured.

The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2020. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio’s fees and expenses in the prospectus for each Portfolio.

Range of Annual Operating Expenses for the Portfolios During 20201

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses—before any contractual waivers or reimbursements of fees and expenses)	0.47%	1.09%

[1]

The Portfolio expenses used to prepare this table were provided to Farmers by the Fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2020. Current or future expenses may be greater or less than those shown.

Redemption Fees

A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see “Distribution of the Policies.”

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005. We are obligated to pay all benefits under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account may not be available in all states.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws.

The variable account is divided into Subaccounts, each of which invests in shares of one Portfolio of a Fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the variable account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The variable account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the variable account invests exclusively in shares of a designated Portfolio of a Fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment advisor registered with the SEC under the Investment Advisors Act of 1940, as amended. Each investment advisor is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisors that manage retail mutual funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio is not Insured or guaranteed by the U.S. Government and there can be no assurance that a Subaccount will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on a Subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

One Subaccount, which invests in the following Portfolio, is closed to new investors:

Portfolio	Fund	Effective Date
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected Subaccount on the effective date, you may:

(1)	remain invested in the affected Subaccount;
(2)	continue to allocate new premium to the affected Subaccount; and
(3)	transfer into and out of the affected Subaccount.

However, if and when you fully transfer out of an affected Subaccount, you will not be permitted to allocate new premium to that Subaccount or to transfer Contract Value into or out of that Subaccount.

Investment Objectives of the Portfolios

The following table summarizes each Portfolio’s investment objective(s) and policies. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks, conditions of investing, and fees and expenses of each Portfolio in the prospectuses for the Portfolios that are attached to this prospectus, if they are available. You should read the prospectuses for the Portfolios carefully.

Portfolio	Investment Objective and Investment Advisor
DWS CROCI® U.S. VIP (Series II) (Class A Shares)	The fund seeks to achieve a high rate of total return. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Equity 500 Index VIP (Series I) (Class B Shares)	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies. DWS Investment Management Americas, Inc. is the investment advisor for the fund. Northern Trust Investments, Inc. is the sub-advisor for the fund.
Fidelity® VIP Growth Portfolio (Service Class Shares)	The fund seeks to achieve capital appreciation. FMR is the investment advisor for the fund. FMR UK, FMR HK, and FMR Japan serve as sub-advisors for the fund.
Franklin Small Cap Value VIP Fund (Class 2 Shares)	The fund seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies. Franklin Mutual Advisers, LLC is the investment adviser for the fund.
Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)*	The fund seeks long-term capital appreciation. Goldman Sachs Asset Management, L.P. is the investment advisor for the fund (the “Investment Advisor” or “GSAM”).
Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)	The fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the investment advisor for the fund (the “Investment Advisor” or “GSAM”).
Janus Henderson Enterprise Portfolio (Service Shares)	The portfolio seeks long-term growth of capital. Janus Capital Management LLC is the investment advisor for the portfolio.
Principal PVC Diversified International Account (Class 1 Shares)	The Account seeks long-term growth of capital. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC Equity Income Account (Class 2 Shares)	The Account seeks to provide current income and long-term growth of income and capital. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC LargeCap Growth Account I (Class 1 Shares)	The Account seeks long-term growth of capital. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC Core Plus Bond Account (Class 1 Shares)	The Account seeks to provide a high level of current income and, a secondary objective, capital appreciation consistent with preservation of capital. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC MidCap Account (Class 2 Shares)	The Account seeks to long-term growth of capital. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC Government & High Quality Bond Account (Class 1 Shares)	The Account seeks to provide a high level of current income consistent with safety and liquidity. Principal Global Investors, LLC is the investment advisor for the fund.
Principal SAM Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. Principal Global Investors, LLC is the investment advisor for the fund.
Principal SAM Conservative Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. Principal Global Investors, LLC is the investment advisor for the fund.

Portfolio	Investment Objective and Investment Advisor
Principal SAM Conservative Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC SAM Flexible Income Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC SAM Strategic Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC Short-Term Income Account (Class 1 Shares)	The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC SmallCap Account (Class 2 Shares)	The Account seeks long-term growth of capital. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC Principal Capital Appreciation Account (Class 2 Shares)	The Account seeks to provide long-term growth of capital. Principal Global Investors, LLC is the investment advisor for the fund.

*	The Subaccount that invests in this Portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

In addition to the variable account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Farmers nor the mutual Funds currently foresee any such disadvantages, either to variable life insurance policy Owners or to variable annuity contract Owners, each Fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy Owners and those given by variable annuity contract Owners.

If a Fund’s Board of Directors (or Trustees) were to conclude that separate Funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined Fund.

Please read the attached prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment advisor’s (and/or sub-advisor’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment advisor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s advisor was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We and/or Farmers Financial Solutions, LLC (“FFS”), may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisors, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or FFS, the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. The maximum percentage is currently 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
DWS	0.25%	Goldman Sachs	0.00%
Fidelity®	0.25%	Janus	0.25%
Franklin Templeton	0.25%	Principal	0.25%
*

Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisors or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment advisor (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisors, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy Owners advising you of the action and the reasons we took such action.

The Policy

Purchasing a Policy

Please note that we are no longer offering the Policies for sale. This “Purchasing a Policy” section is included in the prospectus for your information.

To purchase a Policy, you must send the application and, in most cases an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Policy is suitable for you). Any such delays will affect when your Policy can be issued and your premium is allocated among the investment choices you have selected.

Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded.

We determine the minimum Principal Sum (death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Principal Sum for the preferred Premium Class is $100,000, and $50,000 for all others. The maximum Issue Age for Insureds is age 75. We base the minimum Initial Premium for your Policy on a number of factors including the age, sex and Premium Class of the Insured and the amount of the Principal Sum. We currently require a minimum Initial Premium as shown on the Policy’s specifications page.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Insurance Rider with temporary insurance coverage in the amount applied for (excluding Accidental Death Benefit) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date full insurance coverage becomes effective;

•

The date the proposed Insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date the proposed Insured or the Owner signs a request to cancel the application or rejects the Policy.

Full Insurance Coverage. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the Issue Date, whichever is later. The Issue Date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the Issue Date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements and we accept the original application. On the Issue Date, we will allocate your premium (multiplied by the Percent of Premium Factor) to the Fixed Account until the Reallocation Date and we will begin to deduct Monthly Deductions from your Contract Value. See “Allocating Premiums.”

Backdating. We may sometimes backdate a Policy, if you request, by assigning an Issue Date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, Monthly Deductions including cost of insurance charges and underwriting and sales charges will begin on the backdated Issue Date. You will therefore incur charges for the period between the Issue Date and the Record Date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right to Examine Period)

You may cancel a Policy during the “Right to Examine Period” by returning it to our Home Office. In most states, the Right to Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right to Examine Period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right to Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right to Examine Period by returning it to our Home Office at Bellevue, Washington or to the agent who sold you the Policy.

During the 30-day Right to Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all premiums and Policy fees you paid as of the Business Day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right to Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the Business Day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right to Examine Period, cancellation during the Surrender Charge period may result in a Surrender Charge.

State Variations

This prospectus provides you with important information about the Farmers® LifeAccumulator. However, we will also issue you a Policy, which is a separate document from this prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the endorsements and riders attached to your Policy) for the provisions that apply in your state. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about other policies, please contact our Service Center or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the death benefit when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.

Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Proceeds unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.

•  You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Proceeds will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy	• You may assign Policy rights while the Insured is alive.
• The Owner retains any Ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive a written notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received written notice of the assignment.

Assigning the Policy may have tax consequences. See “Federal Tax Considerations.”

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 120);

•	the date the Insured dies;

•	the end of the grace period without a sufficient payment; or

•	the date you Surrender the Policy.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the premium indicated on your Policy’s specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the Insured reaches Attained Age 100.

We multiply each premium by the Percent of Premium Factor (currently 95.75%) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned Premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may Lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the Monthly Deduction. See “Policy Risks,” “Risk of Lapse.”

Electronic Payments or Billing. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 120), or the date when either (1) the Insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to Surrender the Policy.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

The full Initial Premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the minimum premium. Paying the minimum premiums will not necessarily keep your Policy in force. It is likely that additional premiums may be necessary to keep the Policy in force to maturity.

The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy’s specifications page. The minimum premium depends on a number of factors including the age, sex, and Premium Class of the proposed Insured, and the Principal Sum.

The minimum premium will change if:

•	you increase or decrease the Principal Sum;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial withdrawal when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

If your Surrender Value (that is, the Contract Value, minus the Surrender Charge, and minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy) becomes zero or less and if the total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are less than the Cumulative Minimum Premiums under your Policy, then your Policy will enter a 61-day grace period.

During the grace period, you must make a payment large enough to keep the Policy in force. The Cumulative Minimum Premiums are the sum of all past monthly-mode minimum premiums since the Issue Date.

But if the total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are greater than the Cumulative Minimum Premiums, then your Policy will enter a grace period only if your Contract Value, minus any outstanding Loan Amount (and any interest you would owe if you Surrendered the Policy), is too low to pay the entire Monthly Deduction when due.

Your Policy can Lapse before maturity, depending on the premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the variable account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

On the Issue Date, we will allocate your premium(s) received, times the Percent of Premium Factor, minus the Monthly Deduction(s), to the Fixed Account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the Fixed Account on the Business Day it is received at the Service Center.

We also allocate any premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s Right to Examine Period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the other Subaccounts (at the unit value next determined) and the Fixed Account in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value:

•  varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account and the Fixed Account;
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium times the Percent of Premium Factor, less the Monthly Deduction; and
• has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the initial units purchased at the unit value on the Issue Date; plus
• units purchased with additional premiums net of the Percent of Premium Factor; plus
• units purchased via transfers from another Subaccount or the Fixed Account; minus
• units redeemed to pay a pro-rata share of the Monthly Deductions; minus
• units redeemed to pay for partial withdrawals and any processing fees; minus
• units redeemed as part of a transfer to another Subaccount, the loan account or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that Subaccount at the end of the Valuation Period.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the Issue Date, the Fixed Account Value is equal to the premiums paid multiplied by the Percent of Premium Factor, less the first Monthly Deduction.

The Fixed Account Value at the end of any Valuation Period equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus

•  the portion of the premium(s), multiplied by the Percent of Premium Factor, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premiums were received to the date of calculation; plus

• any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the Fixed Account to the Subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation, and any processing fee; minus

•  the amount of any partial withdrawals and any processing fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each withdrawal to the date of calculation; minus

• a pro-rata share of the Monthly Deduction, on each Business Day when a Monthly Deduction is due.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The loan account value at the end of any Valuation Period equals:	• the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting premiums, maintaining records, processing claims, affecting transactions, and paying Federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, we apply a Percent of Premium Factor currently equal to 95.75% to the premium to determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. The 4.25% of each premium that we retain is the sum of 2%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state, and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on policies in states that charge a higher premium tax rate

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day nearest each Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	Extra charges for a special Premium Class, if any; plus
•	The monthly underwriting and sales charge; plus
•	The charges for any riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $7. We may increase or decrease this charge but it is guaranteed never to be higher than $10.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g. the Principal Sum, the Contract Value, the Insured’s Issue Age, sex, and Premium Class, and the number of months since the Issue Date) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to the cost of insurance rate at the Insured’s Attained Age, times the number of thousands of Risk Insurance Amount.

The Risk Insurance Amount is:

1.	The current death benefit; minus
2.	The Contract Value at the end of the Business Day preceding the Monthly Due Date; plus
3.	The monthly administrative charge for the month that begins on the Monthly Due Date; plus
4.	The monthly underwriting and sales charge; plus
5.	Any charges for riders for the month that begins on the Monthly Due Date.

The Risk Insurance Amount may increase or decrease each month, depending on investment experience of the Portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the Principal Sum, sex, Attained Age, and Premium Class of the Insured. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks. The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page.

We calculate the cost of insurance separately for the initial Principal Sum and for any increase in Principal Sum. If you request and we approve an increase in your Policy’s Principal Sum, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a Principal Sum less than $100,000. If you reduce your Principal Sum below $100,000 at any time, these higher rates will apply.

Monthly Special Premium Class Charge. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the Monthly Deduction and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy’s specification page will show you the amount of this charge.

Flat Extra Monthly Charge for Policies in a Special Premium Class. We may deduct an additional flat extra monthly charge as part of the Monthly Deduction if the Insured is in a special Premium Class. This compensates us for additional costs we anticipate from policies in a special Premium Class. The charge, if any, will be shown on your Policy’s specifications page.

Monthly Underwriting and Sales Charge. We deduct this charge each month during the first 60 months after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 60 months each time you choose to increase the Principal Sum after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Principal Sum. The charge is calculated by multiplying the rate for this charge by the amount of Principal Sum issued or by the amount by which the Principal Sum is increased above the Principal Sum immediately prior to the current increase. The underwriting and sales charge is not imposed on any increases in Principal Sum that are due to a change in death benefit option. The underwriting and sales charge will not be reduced as a result of a reduction in the Principal Sum.

The amount of the monthly underwriting and sales charge is computed on the Issue Date, as follows:

1.	Find the appropriate annualized underwriting and sales charge per $1,000 for the Insured’s Issue Age in the following table; then
2.	Multiply this charge per $1,000 by the original Principal Sum; then
3.	Divide the result by 1,000; and then
4.	Divide the result by 12.

Underwriting and Sales Charge per $1,000 of Principal Sum

Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000	Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000	Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000	Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000

21	2.88	31	2.98	41	5.02	51	7.17

22	2.88	32	3.07	42	5.11	52	7.40

23	2.88	33	3.17	43	5.21	53	7.64

24	2.88	34	3.26	44	5.30	54	7.89

25	2.88	35	3.36	45	5.40	55	8.16

26	2.88	36	3.67	46	5.83	56	8.45

27	2.88	37	3.98	47	6.26	57	8.75

28	2.88	38	4.30	48	6.55	58	9.08

29	2.88	39	4.61	49	6.75	59	9.43

30	2.88	40	4.92	50	6.69	60	9.80

61							10.20

						62 and older	10.51

If you choose to increase the Principal Sum after the Issue Date, we will assess an additional underwriting and sales charge for 60 months after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Principal Sum, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.

Optional Monthly Disability Rider Charge (not available effective August 7, 2015). The Monthly Deduction includes charges for the Monthly Disability Benefit Rider, which is one of the optional insurance benefits you may add to your Policy by rider. Effective August 7, 2015, the Monthly Disability Benefit Rider was no longer available and cannot be added to a Policy; Monthly Disability Benefit Riders that were in force as of August 7, 2015 were not affected. The Monthly Disability Benefit Rider charge is summarized in the Fee Table in this prospectus. Any Monthly Disability Benefit Rider charges applicable to your Policy will be indicated in the rider you receive. The following is a description of the Monthly Disability Benefit Rider:

•

Monthly Disability Benefit Rider. This benefit adds a monthly benefit to the Fixed Account if we receive due proof that the Insured is totally disabled as defined in the rider. We pay the monthly benefit during the Insured’s continued disability, but not beyond the Insured’s Attained Age 65. The monthly benefit is the monthly disability benefit rider amount multiplied by the Percent of Premium Factor that is shown on the policy specifications page. Disability must start before the Insured’s Attained Age 60. The charge for this rider will be added to the Monthly Deduction for the Policy.

The monthly charge for this rider is the sum of:

1.	the monthly disability benefit rider amount shown on the policy specifications page times a percentage at the Insured’s Attained Age; plus
2.	the extra monthly charge for a special Premium Class for this rider, if any.

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by
•	the daily portion of the annual mortality and expense risk charge rate of 0.70% during the first 10 Policy years, 0.30% during Policy years 11 through 20, and 0.25% thereafter.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender Charge if, during the first five Policy years or within five years after any increase in Principal Sum, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value less any Surrender Charge and any outstanding Loan Amount and any interest you owe. The payment you receive is called the Surrender Value.

The Surrender Charge may be significant. You should carefully calculate this charge before you request a Surrender. Under some circumstances the level of Surrender Charges might result in no Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay premiums equal to or not much higher than the minimum Premium shown in your Policy, or
2.	investment performance is too low.

The Surrender Charge is equal to the sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the Issue Date (or date of Principal Sum increase), or until the Maturity Date, if earlier.

An example of calculating the Surrender Charge follows:

This example is for a policy that is in its 39th month. The Principal Sum is $200,000 and the Issue Age is 35.

The monthly underwriting and sales charge for this policy is (3.36)(200,000/1,000)/12 = $56.00. The number of such charges that remain on the policy is 60-39 = 21. Therefore, the Surrender Charge is (21)(56.00) = $1,176.

Partial Withdrawal Processing Fee. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.
•	Transfers we affect on the Reallocation Date, and transfers due to loans and dollar cost averaging, do not count as transfers for the purpose of assessing this charge.

Loan Charges

•

We will charge interest on amounts in the loan account at a rate of 2.75% compounded annually. This rate is guaranteed. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

Optional Accelerated Benefit Rider for Terminal Illness Charge

We deduct a one-time charge for the Accelerated Benefit Rider for Terminal Illness, which is one of the optional insurance benefits you may add to your Policy by rider. The charge we assess for the Accelerated Benefit Rider for Terminal Illness is summarized in the “Fee Table” in this prospectus. There is no charge for this rider prior to the time the accelerated benefits are paid. At that time, we will assess an administrative charge not to exceed $250 (currently $150) that will be deducted from the benefit amount that you are paid. The benefit is also reduced by an actuarial discount appropriate to the Policy to which the rider is attached to compensate us for expected lost income due to the early payment of the death benefit. The actuarial discount charge may be significant. The administrative charge for the rider varies by state. The Accelerated Benefit Rider for Terminal Illness charges applicable to your Policy will be indicated in the rider you receive.

This benefit allows accelerated payment of up to 50% of the death benefit (unless a smaller amount is allowed by state law) while the Insured is still alive, provided that the Insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a different period is required by state law), or 24 months in certain circumstances. The maximum benefit available is the lesser of 50% of the death benefit (smaller percentage in some states) or $150,000. Exercise of this rider may reduce other benefits under the Policy under a formula set forth in the rider.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2020, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.47% to 1.09% of average daily Portfolio assets. See the prospectuses, if available, for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We charge $5 for each additional annual report you request.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will pay the Death Benefit Proceeds once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Proceeds to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. We will pay the Death Benefit Proceeds into an interest paying checking account or under a payment option. For more information, see “Payment Options” in the SAI.

Death benefit proceeds equal:	• the death benefit (described below); minus
• any past due Monthly Deductions; minus
• any outstanding Policy loan on the date of death; minus
• any interest you owe on the Policy loan(s); plus
• any additional benefits payable under the terms of any riders attached to the Policy.

If all or a part of the Death Benefit Proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances. See “Our Right to Contest the Policy,” “Misstatement of Age or Sex,” and “Suicide Exclusion” in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Principal Sum” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages after age 99, the death benefit equals the Contract Value.

The variable death benefit under Option A is the greater of:	• the Principal Sum plus the Contract Value (determined as of the end of the Valuation Period during which the Insured dies); or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• the Principal Sum on the date of death; or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option B, your death benefit generally equals the Principal Sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 to 99	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Principal Sum, and that there are no outstanding loans. Under Option A, a Policy with a Principal Sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Principal Sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no withdrawals or decreases in Principal Sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 Principal Sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Principal Sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

You may change death benefit options or change the Principal Sum (but not both, unless done simultaneously) once each Policy year.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge.”) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

After any reduction in Principal Sum or change in death benefit option, the underwriting and sales charge and the Surrender Charge for the Policy will continue to be based on the same Principal Sum amount on which it was based immediately before the change and on any subsequent requested increase in Principal Sum.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Withdrawals on the Death Benefit

If you have selected the variable death benefit (Option A), a withdrawal will not affect the Principal Sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the Principal Sum by the amount of the withdrawal (not including the processing fee). The reduction in Principal Sum will be subject to the terms of the Changing the Principal Sum section below.

Changing the Principal Sum

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Principal Sum. You may change the Principal Sum subject to the conditions described below. You may either change the Principal Sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Principal Sum could increase the death benefit. Decreasing the Principal Sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Principal Sum prior to the change. Changing the Principal Sum could affect the subsequent level of death benefit and Policy values. An increase in the Principal Sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Principal Sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Principal Sum may have other tax consequences. You should consult a tax advisor before changing the Principal Sum.

Increases

•

You may increase the Principal Sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including but not limited to the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.
•	You can increase the Principal Sum at any time before the Insured’s Attained Age 75. Increases during the first Policy year are permitted.
•

The minimum increase is $25,000 during the first two years after the Issue Date. The minimum increase after the second year is $100,000 if the Premium Class shown on the Specifications Page of your Policy is preferred non-nicotine use, or $50,000 otherwise.

•

An additional underwriting and sales charge will be imposed each month during the 60 months following each increase in Principal Sum. We assess this charge on the amount of the increase in Principal Sum. See the “Underwriting and Sales Charge” section of this prospectus for an explanation of how this charge is calculated.

•	Increasing the Principal Sum will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Principal Sum, but not below the minimum Principal Sum amount shown on your Policy’s specifications page.
•	You must submit a written request to decrease the Principal Sum. Evidence of insurability is not required.
•	Any decrease will be effective on the Monthly Due Date following our approval of your request.

•	A reduction in Principal Sum will not reduce any underwriting and sales charges or Surrender Charges on the Policy.
•

A decrease in Principal Sum may require that a portion of a Policy’s Surrender Value be distributed as a partial withdrawal in order to maintain federal tax compliance. Decreasing the Principal Sum may also cause your Policy to become a Modified Endowment Contract under federal tax law and receive less favorable tax treatment than other life insurance policies. See “Tax Treatment of Policy Benefits, Modified Endowment Contracts.”

•	Decreasing the Principal Sum will reduce your Policy’s minimum premium.
•

Decreasing the Principal Sum may increase the rates we charge you for the cost of insurance. We currently charge significantly higher rates if the Principal Sum is below $100,000 than if it is at least $100,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

Except where otherwise noted, the following supplemental benefits (riders) are available and may be added to a Policy. We assess a charge for each benefit. See the “Fee Table” and “Charges and Deductions” for more information on the charges assessed for each rider. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.

•	Accelerated Benefit Rider for Terminal Illness (not yet available in all states)
•

Monthly Disability Benefit Rider (effective August 7, 2015, the Monthly Disability Benefit Rider was no longer available and could not be added to a Policy; Monthly Disability Benefit Riders that were in force as of August 7, 2015 were not affected)

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Surrender and Withdrawals

Surrender

You may make a written request to Surrender your Policy for its Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you Surrender your Policy.

The Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender Charge as of such date; minus
•	any outstanding Policy loans; minus
•	any interest you owe on the Policy loans.

Surrender Conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• You should send your written request to the Service Center.
• The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the date when we receive your written request.
• You will incur a Surrender Charge if you Surrender the Policy during the first five Policy years or within five years after any increase in the Principal Sum. See “Charges and Deductions.”
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request at the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See “Federal Tax Considerations.”

Withdrawal Conditions:	• You must make your partial withdrawal request in writing.
• Your written partial withdrawal request must contain your signature.
• You should send your written request to the Service Center.
• You may make only one partial withdrawal each calendar quarter.
• You must request at least $500.
• You cannot withdraw more than 75% of the Surrender Value without Surrendering the Policy.

•  You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•  We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee.
• We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Withdrawals. Whenever you take a withdrawal, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the Principal Sum by the amount of the withdrawal (but not by the processing fee). See “Changing the Principal Sum –

Decreases.” We will not allow any withdrawal to reduce the Principal Sum below the minimum Principal Sum set forth in the Policy.

Income taxes, tax penalties and certain restrictions may apply to any withdrawals you make.

When We Will Make Payments

We usually pay the amounts of any Surrender, withdrawal, Death Benefit Proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a Surrender, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any Surrender, withdrawal, Death Benefit Proceeds, loans or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).
•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).
•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.
•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.
•

For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice), for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date and transfers resulting from loans are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:
¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Policy. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S.Mail:

•	transfers in excess of $250,000 per Policy, per day; and
•	transfers into or out of the PVC Diversified International Account in excess of $50,000 per Policy, per day.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transfer;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Policy. As a result, to the extent the provisions of your Policy limit our actions, some Contract Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying

Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.”

Loan Conditions:

•  You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus loan interest you would have to pay by the next Policy anniversary date.

•  To secure the loan, we transfer an amount equal to the loan from the variable account and Fixed Account to the loan account, which is a part of our General Account. If your loan application does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•  We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See “Surrender and Withdrawals—When We Will Make Payments.”

•  We charge you interest on your loan. The loan interest rate is 2.75% per year, compounded annually. This rate is guaranteed. Interest accrues daily and is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•  You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.
• We deduct any unpaid Loan Amount and any interest you owe, from the Surrender Value and from the Death Benefit Proceeds payable on the Insured’s death.

•  If any unpaid Loan Amount, plus any interest you would owe if you Surrendered the Policy, equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See “Policy Lapse.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value, and the death benefit. We deduct any Loan Amounts (including any interest you owe) from the proceeds payable upon the death of the Insured and from the Surrender Value. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period your Policy will Lapse.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Loan Amount in the loan account. The amount in the loan account is not affected by the variable account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

Tax Risks. The tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial withdrawal at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a tax advisor before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

•	Your Policy’s Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are less than the Cumulative Minimum Premiums; or
•

The total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

1.	the Surrender Value must exceed zero, after deducting all due and unpaid Monthly Deductions; or
2.	total premiums paid minus withdrawals (not including Surrender Charges and processing fees) must exceed Cumulative Minimum Premiums, and the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, must exceed zero, after deducting all due and unpaid Monthly Deductions.

If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

Reinstatement

We will consider reinstating a Lapsed Policy within three years after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	pay the unpaid Monthly Deductions due during the last expired grace period; and
•	pay a Premium sufficient to keep the Policy in force for three months after the date of reinstatement.

You must also provide evidence of insurability if any of the following apply to you:

•	your Policy Lapsed more than a year ago;
•	your Policy is rated;
•	your Policy’s face amount is over $500,000;
•	the Insured has gained or lost a significant amount of weight since your initial application;
•	there has been a significant change in the Insured’s medical condition since your initial application;
•	the Insured is employed in an occupation we consider hazardous; or
•	the Insured participates in activities we consider hazardous.

We will reinstate any indebtedness that existed on your Policy at the date of termination, plus additional loan interest that accrues to the date of reinstatement.

On the reinstatement date, your Contract Value equals:	• premiums paid at reinstatement; times
• the Percent of Premium Factor; minus
• all unpaid Monthly Deductions due during the last expired grace period; minus
• the additional Monthly Deduction due at the time of reinstatement; minus
• any uncollected underwriting and sales charges that would have fallen due between the your Policy termination date and the reinstatement date (even if there is a gap in coverage); plus
• the amount of any loans that existed when the Policy terminated (including loan interest calculated at an annual rate of 2.75% to the date of termination); plus
• loan interest calculated at an annual rate of 2.50% from the termination date to the reinstatement date.

The Surrender Charges will still apply and will be calculated based on the original Issue Date of the Policy and the dates of any increases in the Principal Sum. The reinstatement date for your Policy will be the Monthly Due Date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date except that the suicide provision will not apply after age 100.

We will not consider your request for reinstatement unless you have paid sufficient premiums and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in our Reinstatement Suspense Account. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

Federal Tax Considerations

The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the variable account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the variable account.

In addition, the Tax Code requires that the investments of the variable account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. If the death benefit is not received in a lump sum, however, and is instead applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable lifetime income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years; the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not a Modified Endowment Contract (MEC). Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating Cash Value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax advisor before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].

You should consult a tax advisor if you intend to keep the Policy in force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business use of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange for a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured did not retain incidents of Ownership at death or had given up Ownership more than three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions; as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax advisor should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into distribution agreements with both Farmers Financial Solutions, LLC (“FFS”), and Principal Funds Distributor, Inc. (“PFD”) for the distribution and sale of the Policies. FFS offers the Policies for sale through its sales representatives. PFD no longer offers the Policies for sale through any selling firm. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. We no longer pay commissions to Chase Investment Services Corp. (referred to herein as “Chase”; formerly known as WM Financial Services, Inc.), a broker-dealer, for previous sales of the Policies by its sales representatives pursuant to a written sales agreement among Chase, PFD (formerly known as WM Funds Distributor, Inc.) and Farmers. This agreement was terminated as of January 15, 2010.

Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of premiums up to a target premium set by Farmers (we may pay additional amounts) and 4.74% of premium in excess of the target premium in the first year. In renewal years two through ten, the most common commission is 6.6% of premium up to the target premium and 4.74% of excess premium. After year 10, the most common commission is 2% of the premium. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving or the actual receipt of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the variable account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS’ and PFD’s ability to perform under their principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

Table of Contents for the SAI

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit

An accounting unit used to calculate variable account value. It is a measure of the net investment results of each of the variable Subaccounts.

Attained Age

The insured’s age on the issue date plus the number of years completed since the policy was issued.

Beneficiary

The beneficiary is the person or persons named to receive the proceeds at the insured’s death. The beneficiary is as named in the application or as changed by the Policy Owner’s signed request while the insured is living.

Business Day/Valuation Day

Each day on which the New York Stock Exchange (“NYSE”) is open for business. Farmers New World Life Insurance Company is open to administer the Policy on each day that the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Value

The Contract Value minus the Surrender Charge that would be imposed if you surrendered your Policy.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account plus the fixed account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

If the insured dies while the policy is in force, we will pay the proceeds to the beneficiary on receipt of due proof of death. If no beneficiary survives the insured, we will pay the proceeds to the Policy Owner or the Policy Owner’s estate. Payment will be made in one sum unless a settlement option with a different method of payment is chosen.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the Funds that are listed on the front page of the Prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, WA 98005.

Initial Premium

The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured

The person whose life is insured by the Policy.

Issue Age

A person’s age as of last birthday on the date the policy was issued.

Issue Date

The effective date for coverage. Policy months, years, and anniversaries are measured from the issue date. The initial premium (times the percent of premium factor) is allocated to the fixed account on the issue date. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

Lapse

If the surrender value becomes zero, the policy will enter a 61-day grace period unless cumulative premiums less withdrawals exceed cumulative minimum premiums. If cumulative premiums less withdrawals exceed cumulative minimum premiums, the policy will enter the 61-day grace period when the contract value minus any outstanding policy loan and accrued loan interest is insufficient to pay the entire monthly deduction due. At the end of the grace period the policy will terminate without value unless a premium payment or loan repayment is made and is sufficient to cause either one of the following conditions: 1) The surrender value exceeds zero, after deducting all due and unpaid monthly deductions; or 2) Both of the following occur: a) cumulative premiums less withdrawals exceed cumulative minimum premiums; and b) the contract value minus any outstanding policy loan and accrued loan interest exceeds zero, after deducting all due and unpaid monthly deductions.

Loan Amount

While the Policy is in force, you may make a loan for all or part of the loan value. You must assign the Policy to us as sole security. An amount equal to the loan will be transferred from the Subaccounts and the fixed account to the loan account. The loan account is part of our general account. The loan will be withdrawn from the Subaccounts and the fixed account on a pro-rata basis.

Maturity Date

The Maturity Date of the Policy is the Policy anniversary when Insured’s Attained Age is 120. The maturity date is shown on the Policy Specifications page.

Monthly Deduction

The amount deducted from the Contract Value each month to pay for the insurance coverage. This includes the monthly cost of insurance charge, the monthly administration charge, and the underwriting and sales charge. The monthly deduction for the policy and the riders are separate deductions. The first monthly deduction occurs on the issue date.

Monthly Due Date

The day of each month on which policy charges are determined and deducted. The monthly due date is shown on the Policy Specifications page.

NYSE

The New York Stock Exchange

Percent of Premium Factor

The factor multiplied by all premium payments to determine the amount of premium credited to the contract value. This factor is shown on the Policy Specifications page.

Portfolio

A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual. The premium class on the issue date is shown on the Policy Specifications page.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in the Prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The amount of initial death benefit shown on the Policy Specifications page. The Policy Owner may increase or decrease the principal sum, subject to certain conditions. The actual death benefit proceeds paid may be more or less than the principal sum.

Reallocation Date

The date the contract value in the fixed account is allocated to the Subaccounts and to the fixed account based on the premium payment allocation percentages specified in the application. The reallocation date is the record date plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy in our books as an in force policy.

Right to Examine Period

You may cancel the Policy at any time within 10 days after you receive it be delivering or mailing it to our Home Office. This shall void the Policy from the beginning and the parties shall be in the same positions as if no policy had been issued. We will refund the greater of all premiums you paid for the Policy or the contract value on the date we receive the returned policy at our Home Office.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount

A division of the variable account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Surrender

To cancel the Policy by signed request from the Policy Owner.

Surrender Charge

The sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the Issue Date (or date of Principal Sum increase), or until the Maturity Date, if earlier.

Surrender Value

The surrender value of the policy on any date is the cash value; minus any outstanding policy loan plus due but unpaid loan interest to the date of computation.

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The interval of time commencing at the close of normal trading on the New York Stock Exchange on one valuation day and ending at the close of normal trading on the New York Stock Exchange on the next succeeding valuation day.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio of a designated Fund.

Written Notice

The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Appendix A—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A MALE
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate

21	0.15833	35	0.18083	49	0.53833	62	1.67667	75	5.60417	88	16.62750

22	0.15667	36	0.19333	50	0.58333	63	1.84083	76	6.14167	89	17.80750

23	0.15333	37	0.20750	51	0.63583	64	2.02250	77	6.69750	90	19.03583

24	0.15000	38	0.22333	52	0.69417	65	2.21833	78	7.27667	91	20.34250

25	0.14583	39	0.24167	53	0.76083	66	2.42750	79	7.89667	92	21.78583

26	0.14333	40	0.26250	54	0.83417	67	2.64917	80	8.57833	93	23.51083

27	0.14250	41	0.28500	55	0.91333	68	2.88750	81	9.34083	94	25.83083

28	0.14167	42	0.30917	56	0.99750	69	3.15083	82	10.20083	95	29.32167

29	0.14333	43	0.33583	57	1.08667	70	3.44750	83	11.15333	96	35.08250

30	0.14583	44	0.36417	58	1.18167	71	3.78583	84	12.17667	97	45.08333

31	0.15000	45	0.39417	59	1.28500	72	4.17333	85	13.24833	98	62.09583

32	0.15583	46	0.42667	60	1.40000	73	4.61167	86	14.35083	99	83.33333

33	0.16250	47	0.46083	61	1.53000	74	5.09167	87	15.47750	100-119	N/A

34	0.17083	48	0.49750

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A FEMALE
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate

21	0.09000	35	0.14167	49	0.39917	62	0.95750	75	3.38000	88	13.78167

22	0.09167	36	0.15167	50	0.42750	63	1.05250	76	3.78750	89	15.12833

23	0.09333	37	0.16333	51	0.45833	64	1.16000	77	4.22333	90	16.57083

24	0.09583	38	0.17750	52	0.49333	65	1.27417	78	4.69333	91	18.14000

25	0.09750	39	0.19333	53	0.53167	66	1.39250	79	5.21417	92	19.89083

26	0.10000	40	0.21083	54	0.57083	67	1.51083	80	5.80583	93	21.95083

27	0.10333	41	0.22917	55	0.61083	68	1.63250	81	6.48583	94	24.60250

28	0.10667	42	0.24833	56	0.65000	69	1.76917	82	7.27083	95	28.41833

29	0.11000	43	0.26667	57	0.68750	70	1.93000	83	8.15833	96	34.49000

30	0.11417	44	0.28667	58	0.72500	71	2.12750	84	9.13500	97	44.77000

31	0.11833	45	0.30667	59	0.76667	72	2.37250	85	10.19083	98	61.99667

32	0.12250	46	0.32667	60	0.81667	73	2.66583	86	11.31833	99	83.33333

33	0.12833	47	0.34917	61	0.87833	74	3.00417	87	12.51500	100-119	N/A

34	0.13417	48	0.37333

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special Premium Class rating factor shown on the Policy Specifications page.

The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

The Statement of Additional Information (“SAI”) dated May 1, 2021 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

A-1

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) and Principal Funds Distributor, Inc. (“PFD”) serve as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and PFD and their registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-100287/811-09507

Statement of Additional Information for the Farmers® LifeAccumulator

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208 Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers® LifeAccumulator, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2021 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2021.

Glossary

For your convenience, we are providing a glossary of the special terms we use in the Prospectus.

Accumulation Unit

An accounting unit used to calculate variable account value. It is a measure of the net investment results of each of the variable Subaccounts.

Attained Age

The insured’s age on the issue date plus the number of years completed since the policy was issued.

Beneficiary

The beneficiary is the person or persons named to receive the proceeds at the insured’s death. The beneficiary is as named in the application or as changed by the Policy Owner’s signed request while the insured is living.

Business Day/Valuation Day

Each day on which the New York Stock Exchange (“NYSE”) is open for business. Farmers New World Life Insurance Company is open to administer the Policy on each day that the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Surrender Value The cash value minus any outstanding policy loans and accrued loan interest.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account plus the fixed account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

If the insured dies while the policy is in force, we will pay the proceeds to the beneficiary on receipt of due proof of death. If no beneficiary survives the insured, we will pay the proceeds to the Policy Owner or the Policy Owner’s estate. Payment will be made in one sum unless a settlement option with a different method of payment is chosen.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the Funds that are listed on the front page of the Prospectus.

2

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium

The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured

The person whose life is insured by the Policy.

Issue Age

A person’s age as of last birthday on the date the policy was issued.

Issue Date

The effective date for coverage. Policy months, years, and anniversaries are measured from the issue date. The initial premium (times the percent of premium factor) is allocated to the fixed account on the issue date. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

Lapse

If the surrender value becomes zero, the policy will enter a 61-day grace period unless cumulative premiums less withdrawals exceed cumulative minimum premiums. If cumulative premiums less withdrawals exceed cumulative minimum premiums, the policy will enter the 61-day grace period when the contract value minus any outstanding policy loan and accrued loan interest is insufficient to pay the entire monthly deduction due. At the end of the grace period the policy will terminate without value unless a premium payment or loan repayment is made and is sufficient to cause either one of the following conditions: 1) The surrender value exceeds zero, after deducting all due and unpaid monthly deductions; or 2) Both of the following occur: a) cumulative premiums less withdrawals exceed cumulative minimum premiums; and b) the contract value minus any outstanding policy loan and accrued loan interest exceeds zero, after deducting all due and unpaid monthly deductions.

Loan Amount

While the Policy is in force, you may make a loan for all or part of the loan value. You must assign the Policy to us as sole security. An amount equal to the loan will be transferred from the Subaccounts and the fixed account to the loan account. The loan account is part of our general account. The loan will be withdrawn from the Subaccounts and the fixed account on a pro-rata basis.

Maturity Date

The Maturity Date of the Policy is the Policy anniversary when Insured’s Attained Age is 120. The maturity date is shown on the Policy Specifications page.

Monthly Deduction

The amount deducted from the Contract Value each month to pay for the insurance coverage. This includes the monthly cost of insurance charge, the monthly administration charge, and the underwriting and sales charge. The monthly deduction for the policy and the riders are separate deductions. The first monthly deduction occurs on the issue date.

Monthly Due Date

The day of each month on which policy charges are determined and deducted. The monthly due date is shown on the Policy Specifications page.

3

Percent of Premium Factor

The factor multiplied by all premium payments to determine the amount of premium credited to the contract value. This factor is shown on the Policy Specifications page.

Portfolio

A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual. The premium class on the issue date is shown on the Policy Specifications page.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in the Prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The amount of initial death benefit shown on the Policy Specifications page. The Policy Owner may increase or decrease the principal sum, subject to certain conditions. The actual death benefit proceeds paid may be more or less than the principal sum.

Reallocation Date

The date the contract value in the fixed account is allocated to the Subaccounts and to the fixed account based on the premium payment allocation percentages specified in the application. The reallocation date is the record date plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy on our books as an in force policy.

Right to Examine Period

You may cancel the Policy at any time within 10 days after you receive it be delivering or mailing it to our Home Office. This shall void the Policy from the beginning and the parties shall be in the same positions as if no policy had been issued. We will refund the greater of all premiums you paid for the Policy or the contract value on the date we receive the returned policy at our Home Office.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount

A division of the variable account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Surrender

To cancel the Policy by signed request from the Policy Owner.

Surrender Charge

The surrender charge is the charge assessed upon full surrender of the Policy. The amount of the charge is the sum of all the underwriting and sales charges that would be imposed in the future if the policy remained in force until the maturity date.

4

Surrender Value

The surrender value of the policy on any date is the cash value; minus any outstanding policy loan plus due but unpaid loan interest to the date of computation.

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The interval of time commencing at the close of normal trading on the New York Stock Exchange on one valuation day and ending at the close of normal trading on the New York Stock Exchange on the next succeeding valuation day.

General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached riders and endorsements, and any attached application for reinstatement, increase in principal sum, or change in death benefit option. In the absence of fraud, we will consider all statements in the application to be representations and not warranties. No statement shall be used by us to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the terms of the policy must be in writing and signed by one of our officers. A copy of the change will be attached to and made a part of the policy. No agent has the authority to change any terms or conditions of the Policy. Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application and in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments or supplements to the application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If, within two years from the issue date or the date of reinstatement, the insured dies by suicide, while sane or insane, we will limit the proceeds to:

1. the premiums paid; less

2. any policy loans; less

3. any partial surrender amounts previously paid.

5

A new two-year period will apply to each increase in principal sum starting on the effective date of each increase. During this two-year period the proceeds paid due to an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

Misstatement of Age or Sex

If the insured’s age or sex has been misstated, we will adjust the death benefit. The adjusted death benefit will be that which would have been purchased by the most recent monthly deduction based on the correct age or sex.

You may file proof of age or sex at any time. Once the insured’s age or sex is established to our satisfaction we will use this age or sex in any settlement.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

6

Additional Information

Changing Death Benefit Options

You may change the death benefit option or the amount of principal sum (but not both, unless done simultaneously), subject to the following:

•	You must send us a signed request for a change.

•	We may require evidence of insurability.

•	You may make no more than one change per policy year.

•	The change will take effect on the monthly due date following our approval of the request.

•	We will send you a policy endorsement with the change to attach to your policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	Evidence of insurability is not required.

•

The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the contract value. There will not be any additional underwriting and sales charge imposed on the amount by which the principal sum increases as a result of this change.

•	The minimum premium will increase.

From Option B (level death benefit) to Option A (variable death benefit)

•	The Insured must provide evidence of insurability satisfactory to us.

•

The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the contract value immediately before the change, but in no case will the new principal sum be less than the minimum principal sum amount shown on the Policy Specifications page.

•	The minimum premium will decrease as a result of any decrease in the principal sum.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. The proceeds of the Policy may be paid in one sum. The proceeds may also be paid under any reasonable settlement that may be arranged with our consent. When the proceeds from a death claim are payable as one sum, the beneficiary may select a reasonable settlement. When you select a select a settlement, the beneficiary may not assign or receive payments before they are due unless expressly given this right by you. A payee may name a contingent payee to receive any final amount that would otherwise be paid to the payee’s estate. Any settlement requires the proceeds to be at least $2,500 and any periodic payment to be at least $25. The first installment will be due, or interest will begin on the date of death, maturity or surrender. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the Subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

7

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

Option 1 – Interest Accumulation:	• Proceeds will earn interest at a rate of 2.5% per year compounded annually.

• We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:

•   Each $1,000 of proceeds will yield an income of not less than $25.00 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly.

•   Unless you direct otherwise, the payee may withdraw the proceeds at any time. After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income—Period Certain:	• We will pay installments for a specified period.

• The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

• If the payee dies before the end of the specified period, we will pay the installments remaining to the end of the period will be paid to the contingent payee.

Option 4 – Income—Amount Certain:	• We will pay installments of a specified amount until the proceeds, together with 2.5 percent interest compounded annually, are paid in full.

Option 5 – Income—Life:

•   We will pay installments for the lifetime of the payee but for not less than a guaranteed period. If the payee dies prior to the end of the guaranteed period, the installments remaining will be paid to the contingent payee.

•   The amount of each installment will depend upon the adjusted age and sex of the payee at the time the first payment is due.

•   The adjusted age is determined by calculating the age at the nearest birthday of the payee on the date of the first payment and subtracting a number that depends on the year in which the first payment begins.

First Payment Date	Adjusted Age is Age Minus
2002 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

8

Tax Consequences. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers.

Accumulation Unit Value

The value of an Accumulation Unit for each of the Subaccounts was arbitrarily set at an initial value. The value at the end of any later Valuation Day is equal to:

A x B

“A” is equal to the Subaccount’s Accumulation Unit Value for the end of the immediately preceding Valuation Day. “B” is equal to the Net Investment Factor at the end of the current Valuation Day. This Net Investment Factor equals:

(X / Y ) – Z

“X” equals:

1. the net asset value per fund portfolio share held in the Subaccount at the end of the current Valuation Day; plus

2. the per share amount of any dividend or capital gain distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

3. the per share amount of any capital loss distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

4. the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes due to the investment results of the Subaccount.

“Y” equals the net asset value per fund portfolio share held in the Subaccount as of the end of the preceding Valuation Day.

“Z” equals the Mortality and Expense Risk Charge factor. The mortality and expense risk charges are deducted from each of the Subaccounts on each valuation day. The annualized rate of this charge is shown on the Policy Specifications page. The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the value of the Subaccount may increase, decrease or remain the same.

9

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under the Policy and under other variable life insurance policies Farmers issues. Farmers’ general account supports the fixed account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S. Farmers markets a broad line of individual life insurance products, including universal life, term life, and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the Subaccounts.

Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a

$1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the Variable Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of Accumulation Unit values for each Contract and the variable account.

Distribution of the Policies

We discontinued offering new Policies in 2008. We will continue to accept premium and to process transactions for existing Policies.

Farmers Financial Solutions, LLC (“FFS”) and Principal Funds Distributor, Inc. (“PFD”); formerly known as WM Funds Distributor, Inc.) serve as the principal underwriters for the Policies. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village 91361. PFD is located at 711 High Street, Des Moines, Iowa, 50392. FFS and PFD are registered as broker-dealers with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which they operate, and are members of the Financial Industry Regulatory Authority (“FINRA”). FFS is a member of the Securities Investor Protection Corporation. The Policies were sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for previous sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. FFS received sales commissions with respect to variable life insurance policies supported by the variable account, including the other policies, in the following amounts during the periods indicated:

10

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2014	$14,243,597	0
2015	$14,585,396	0
2016	$11,663,995	0
2017	$12,255,080	0
2018	$11,992,038	0
2019	$11,899,228	0
2020	$10,050,490	0

*	Includes sales commissions paid to FFS for all variable life insurance policies issued by Farmers, including the other policies.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,596,177.56 in commissions for all variable life insurance policies supported by the variable account in 2020.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2020, we paid FFS sales representatives and district managers $1,488,660 in bonus compensation for their sales of all of our variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (3) other sales expenses incurred by them. We may under certain circumstances provide case benefits to FFS based on aggregate sales or persistency standards.

PFD no longer offers the Policies for sale through any selling firm. We no longer pay commissions to Chase Investment Services Corp. (“Chase”); formerly known as WM Financial Services, Inc.), a broker-dealer registered with the SEC and a member of FINRA, for previous sales of the Policies by its sales representatives pursuant to a written sales agreement among Chase, PFD (formerly known as WM Funds Distributor, Inc.) and Farmers. This agreement was terminated as of January 15, 2010. Chase representatives received $2,440, $4,243, $1,706, $1,700, $1,409, $649, $300, $282, $266, $186, $188, $186.00 in trail commissions during 2009, 2010, 2011, 2012, 2013, 2014, 2015, 2016, 2017, 2018, 2019, and 2020 respectively, for Policies it previously sold.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current principal sum • the amount of death benefit • the Contract Value • the Surrender Value • Any other information required by the state where the policy was delivered.	• premiums paid, monthly deductions and loans since the last report • notifications required under the provisions of the policy • the amount of any policy loan outstanding

Upon request, we will send a report at other than the regularly scheduled interval. We will charge a fee for this requested report.

The fee is shown on the Policy Specifications page.

11

Records

We and our agent, McCamish, maintain all records relating to the variable account and the fixed account.

Legal Matters

All matters of Washington law pertaining to the Policy have been passed upon by Garrett B. Paddor, General Counsel and Corporate Secretary, Farmers New World Life Insurance Company.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2020 and 2019, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2020, 2019, and 2018 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2020 and for the period ending December 31, 2020 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002- 5021, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2020, 2019, and 2018, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2020 and for the period ending December 31, 2020, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

12

Index to Financial Statements

Farmers New World Life Insurance Company

Independent Auditor’s Report

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2020 and 2019 Statutory Statements of Operations for the Years Ending December 31, 2020, 2019, and 2018

Statutory Statements of Changes in Capital and Surplus for the Years Ending December 31, 2020, 2019, and 2018

Statutory Statements of Cash Flows for the Years Ending December 31, 2020, 2019, and 2018

Notes to Statutory Financial Statements

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm Statement of Assets and Liabilities as of December 31, 2020 Statement of Operations for the Period Ending December 31, 2020

Statements of Changes in Net Assets for the Periods Ending December 31, 2020 and 2019

Notes to Financial Statements

F-1

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2020 and 2019 and

For the Years Ended December 31, 2020, 2019 and 2018

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2020, 2019 and 2018

Report of Independent Auditors

To the Board of Directors and Management of Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company, a wholly owned subsidiary of Farmers Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, TX 77002 T: (713) 356 4000, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

/s/ PricewaterhouseCoopers LLP

April 30, 2021

2

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2020 and 2019

(in thousands of dollars)	2020	2019

Admitted Assets
Bonds, at amortized cost (market value of $3,361,729 and $3,130,800)	$2,970,901	$2,902,017
Mortgage loans on real estate	534,239	558,517
Investment real estate:
Properties held for the production of income, net	118,620	116,821
Properties held for sale, net	14,301	—
Contract loans	278,294	284,822
Other invested assets, surplus notes	100,000	100,000
Receivables for securities	619	143
Securities lending reinvested collateral	5,564	—
Cash, cash equivalents and short-term investments	62,984	113,027

Total cash and invested assets	4,085,522	4,075,347

Accrued investment income	33,022	35,448
Deferred and uncollected premiums	85,603	87,368
Other assets	83,202	76,217
Current federal income tax recoverable and interest thereon	4,766	520
Net deferred tax asset	49,643	53,940
Separate accounts	1,085,713	932,015

Total admitted assets	$5,427,471	$5,260,855

Liabilities
Aggregate reserves for life and annuity policies	$3,457,605	$3,430,197
Aggregate reserves for accident and health policies	6,325	5,909
Contract claims	58,372	38,350
Liability for deposit-type contracts	280,541	270,408
Premiums and annuity considerations received in advance	930	908
General expenses due and accrued	18,943	20,636
Taxes, licenses, and fees due and accrued	4,413	4,198
Unearned investment income	204	230
Amounts withheld or retained by company as agent or trustee	2,000	255
Amounts held for agents’ account	4,943	4,500
Remittances and items not allocated	14,021	8,388
Interest maintenance reserve	6,362	7,901
Asset valuation reserve	34,205	34,290
Securities lending collateral liability	5,564	—
Other liabilities	67,788	62,873
Separate accounts	1,085,713	932,015

Total liabilities	$5,047,929	$4,821,058

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2020 and 2019)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregrate write-ins for special surplus	16,732	17,299
Unassigned and special surplus	353,011	412,699

Total capital and surplus	379,542	439,797

Total liabilities and capital and surplus	$5,427,471	$5,260,855

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019	2018

Revenues
Premiums and annuity considerations	$537,562	$539,605	$540,057
Net investment income	155,135	161,169	162,390
Amortization of interest maintenance reserve	3,279	3,563	4,515
Commissions and expense allowances on reinsurance ceded	215,396	210,764	208,318
Other	10,335	9,317	10,108

Total revenues	$921,707	$924,418	$925,388

Benefits and expenses
Death and other benefits	271,662	224,425	242,301
Surrender benefits and other fund withdrawals	169,063	174,314	179,179
Interest on policy or contract funds	9,595	9,121	8,510
Increase in aggregate reserves	26,079	26,519	23,105
Commissions	81,476	78,776	82,844
General insurance expenses	176,138	171,670	206,626
Taxes, licenses and fees	27,752	26,979	25,423
Increase / (decrease) in loading on deferred and uncollected premiums	117	(1,689)	(2,856)
Transfers (from) / to separate accounts	5,334	(423)	2,161
Aggregate write-ins for deductions	2,474	2,610	2,836

Total benefits and expenses	$769,690	$712,302	$770,129

Net gain from operations before federal income taxes and realized capital gains	152,017	212,116	155,259
Federal income taxes (recoverable)	37,093	50,263	34,368

Net gain from operations before realized capital gains	114,924	161,853	120,891
Net realized capital gains (losses) capital gains taxes of $1,162, $963 and $4,071 and transfers to (from) interest maintenance reserve of $1,740, $4,225 and $(3,605) at December 31, 2020, 2019 and 2018, respectively. Refer to note 3 for further breakout.	(727)	142	38,665

Net income	$114,197	$161,995	$159,556

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2020, 2019 and 2018

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned and Special Surplus	Total Capital and Surplus

Balances at December 31, 2017	$6,600	$3,199	$459,059	$468,858
Net Income	—	—	159,556	159,556
Change in net unrealized capital gains	—	—	(68)	(68)
Change in net deferred taxes	—	—	2,229	2,229
Change in nonadmitted assets	—	—	(1,702)	(1,702)
Change in asset valuation reserve	—	—	5,990	5,990
Extraordinary dividends to stockholder	—	—	(190,000)	(190,000)
Gain on disposal of own use real estate	—	—	2,609	2,609
SSAP No. 3 for prior year affilate gain	—	—	420	420
Amortization of gain on real estate from special surplus to unassigned surplus	—	—	269	269

Balances at December 31, 2018	6,600	3,199	438,362	448,161
Net Income	—	—	161,995	161,995
Change in net unrealized capital gains	—	—	133	133
Change in net deferred taxes	—	—	5,433	5,433
Change in nonadmitted assets	—	—	202	202
Change in asset valuation reserve	—	—	(3,970)	(3,970)
Extraordinary dividends to stockholder	—	—	(172,000)	(172,000)
Gain on disposal of own use real estate	—	—
SSAP No. 3 for ceded fund value in excess of reserve	—	—	(157)	(157)

Balances at December 31, 2019	6,600	3,199	429,998	439,797
Net Income	—	—	114,197	114,197
Change in net deferred taxes	—	—	6,327	6,327
Change in nonadmitted assets	—	—	(5,979)	(5,979)
Change in liability for reinsurance in unauthorized and certified companies	—	—	(3,140)	(3,140)
Change in reserve on account of change in valuation basis, (increase) or decrease	—	—	(1,745)	(1,745)
Change in asset valuation reserve	—	—	85	85
Extraordinary dividends to stockholder	—	—	(170,000)	(170,000)

Balances at December 31, 2020	$6,600	$3,199	$369,743	$379,542

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019	2018

Cash from operations
Premiums collected net of reinsurance	$539,182	$544,576	$544,934
Net investment income	166,405	169,368	173,093
Miscellaneous income	225,731	220,081	218,426

Cash provided by operating activities	931,318	934,025	936,453

Benefits and loss related payments	434,677	393,036	442,299
Net transfers (from) / to separate accounts	4,438	(1,618)	(1,662)
Commissions, expenses paid and write-ins	288,311	288,737	321,132
Federal and foreign income taxes paid	42,502	56,434	28,318

Cash used in operating activities	769,928	736,589	790,087

Net cash from operations	161,390	197,436	146,366

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	675,920	556,900	384,724
Common stocks	—	770	2,990
Mortgage loans	53,716	51,850	17,360
Real estate	—	—	68,280
Net gains on cash, cash equivalents and short-term Miscellaneous proceeds	—	2,911	17,497

Cash provided by investing activities	729,636	612,431	490,851

Cost of investments acquired (long-term only):
Bonds	748,057	611,178	376,599
Mortgage loans	29,438	33,087	15,951
Real estate	19,436	10,397	705
Miscellaneous applications	9,970	—	—

Cash paid for investing activities	806,901	654,662	393,255
Net (decrease) / increase in contract loans and premium notes	(6,530)	2,020	(816)

Net cash provided by / (used in) investments	(70,735)	(44,251)	98,412

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	10,134	10,915	4,419
Dividends to stockholder	(170,000)	(172,000)	(190,000)
Other cash (applied) / provided	19,168	8,115	(15,578)

Net cash used by financing and miscellaneous sources	(140,698)	(152,970)	(201,159)

Net change in cash, cash equivalents and short-term investments	(50,043)	215	43,619

Cash, cash equivalents and short-term investments
Beginning of year	113,027	112,812	69,193

End of year	$62,984	$113,027	$112,812

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices. The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2020.

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects (italicized items):

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are non-admitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017 and for Variable Annuity products as required under VM-21. Both are mentioned in the Aggregate Reserves for Life and Annuity Policies section below. In comparison, GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumptions would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges. For Variable Annuities, we hold extra liability (SOP reserve) for Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Retirement Income Benefit (GRIB). For Indexed Universal Life (IUL), GAAP reserve reflects an embedded derivative portion, so the reserve fluctuates as the market value of the option fluctuates.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines of the liabilities page. Reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate with the liability for contract claims line. Under GAAP, these reinsurance amounts are reflected as assets.

Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations. Under GAAP, reinsured commissions are netted against direct commissions within expenses.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown gross. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of “new” variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 14 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 0.00% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For term life insurance policies issued on or after January 1, 2017 and all other life insurance policies issued after January 1, 2020, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. There is an exception for some plans that pass the exclusion tests as defined in VM-20.

•	Reserves for fixed deferred annuities are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 6.00%.

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

•	For variable deferred annuities, the Company calculates Principles-Based Reserves using Company experience, as required in VM-21.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 2.75% to 4.50%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the Farmers Value Term group, and Farmers Term Life, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2020, and 2019, the Company had approximately $3,510,245,000 and $4,345,291,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2020, and 2019, the total in force for which VM-20 deterministic/stochastic reserves are calculated are $59,185,399,000 and $43,940,806,000 respectively. The excess VM- 20 deterministic/stochastic reserve over NPR after reinsurance are $204,000 for 2020 and $0 for 2019.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Excess of Minimum Reserves

As of December 31, 2020, the only life insurance plan written after January 1, 2001 for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

As of December 31, 2020, the FGDBWL statutory reserves net of deferred and uncollected premiums is $17,427,000. If they had instead been calculated using 2001 CSO ALB Select & Ultimate mortality and 2017 CSO ALB Select & Ultimate mortality, the amount would be $15,352,000 or $2,075,000 lower.

To comply with VM-20 Section 3.C.1.g, scalars are applied to the valuation mortality for standard non-smoker classes of the following plans: Farmers Term Life – 135% for Male, 120% for Female; Farmers Value Term – 120% for Male, 110% for Female; Farmers EssentialLife Universal Life and Farmers Index Universal Life – 140% for Male and Female. Scaled mortality rates are capped at 1,000 per unit. All classes of Simple Term have a scalar of 200% applied to valuation mortality for Male and Female, capped at the 2017 CSO GI (Loaded) Ultimate rates.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2020 and 2019 was approximately $600,000 and $610,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•

Mortgage loans–at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•

Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classification: held for production of income, held for own use, and held for sale. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets. Independent appraisals are obtained every three years on investment held for production of income and held for sale; if fair value is less than book value and the amount is deemed non-recoverable, an impairment loss is recognized. These properties are accounted for under NAIC Statement of Statutory Accounting Principles (“SSAP”) 40R.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets, Surplus Notes – at amortized cost. This is in accordance with SSAP 41R.

•	Securities lending reinvested collateral assets-at amortized cost.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price, and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted.

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Federal Income Taxes

The Company has applied the SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2014 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2020 and 2019, the Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has long-term lease commitments with options to renew at the end of the lease periods. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 13 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	2020	2019

Gross EDP Equipment	$1,343	$1,343
Accumulated Depreciation	(575)	(317)

Net EDP	768	1,026
Non-Admitted EDP	(768)	(1,026)

Net Admitted EDP	$—	$—

Depreciation expense on electronic data processing equipment assets was $258,000, $257,000 and $30,000 for the year ended December 31, 2020, 2019 and 2018, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best or Standard & Poor’s. The Company’s management reviews the financial strength of its

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

Accounting Changes and Corrections of Errors

At December 31, 2020, the Company included a change in reserve valuation basis as described in SSAP No. 51R – Life Contracts for its variable annuity reserves. This change in valuation basis, which impacts annuity reserves written from 1981 to 2019 is permitted under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21), and Actuarial Guideline 43 CARVM for variable annuities (AG 43). The amount of this adjustment, which has been recognized in unassigned funds on Page 4 Line 43 Column 1 is $1,745,000. The Company did not elect a phase in approach to this adjustment.

At March 31, 2019, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on Page 4 line 5304 Column 1 in the amount of ($157,000), net of tax, to correct a missing accrual of certain ceded Variable Annuity reserves.

At September 30, 2018, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on Page 4 Line 5302 Column 1 in the amount of $420,000 to correct a reclassification of a prior year affiliate gain.

Change in Valuation Basis

Reserve valuation basis for Variable Deferred Annuities changed from AG43 to VM-21 in 2020. Increase in Actuarial Reserve due to change is $1,745,000 (as of 12/31/2019).

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	2020	2019	2018

Bonds	$113,895	$117,079	$117,241
Mortgage loans	22,451	22,686	21,577
Investment real estate	11,655	10,802	11,431
Contract loans	18,759	19,242	19,643
Short-term investments	679	2,342	2,012
Other	3,813	3,913	4,364

Gross investment income	171,252	176,064	176,268
Less: Investment expenses	(16,117)	(14,895)	(13,878)

Net investment income	$155,135	$161,169	$162,390

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2020, 2019 and 2018, the Company’s investment expense included fees of approximately $346,000, $340,000 and $340,000, respectively, to its Parent Company, FGI.

In 2020, 2019 and 2018, the Company’s investment expenses included fees of approximately $430,000, $501,000 and $404,000, respectively, to Zurich Investment Services.

In 2020, 2019 and 2018, the Company’s investment expenses included fees of approximately $1,964,000, $1,825,000, $1,888,000, respectively, to Zurich Global Investment Management.

In 2020, 2019 and 2018, the Company’s investment expenses included fees of approximately $483,000, $465,000 and $552,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	2020	2019	2018

Bonds	$2,202	$5,347	$(4,564)
Common stocks (unaffiliated)	—	(31)	484
Short-term investments	(27)	14	3
Investment real estate	—	—	40,055
Aggregate write-ins for capital gains	—	—	3,153

	2,175	5,330	39,131
Transfer to(from) interest maintenance reserve	(1,740)	(4,225)	3,605
Add: Tax expense on net realized gains	(1,162)	(963)	(4,071)

Net realized gains	$(727)	$142	$38,665

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Impairment losses included in realized gains and losses above was $742,000, $12,000 and $0 for the years ended December 31, 2020, 2019 and 2018, respectively.

Unrealized Gains and Losses on Fixed Maturities and Equity Securities

Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2020 and 2019 are as follows:

	2020
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed Maturities
U.S. governments	$360,045	$29,168	$(122)	$389,091
Non-U.S. governments	217	108	—	325
States, territories and possessions	5,201	2,624	—	7,825
Political subdivisions	18,968	8,427	—	27,395
Special revenues	66,980	26,153	—	93,133
Industrial and miscellaneous	1,673,361	275,724	(3,568)	1,945,517

Total bonds	2,124,772	342,204	(3,690)	2,463,286
Loan-backed securities	846,129	52,774	(460)	898,443

Total fixed maturities	$2,970,901	$394,978	$(4,150)	$3,361,729

	2019
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed Maturities
U.S. governments	$333,010	$12,632	$(202)	$345,440
Non-U.S. governments	2,355	105	—	2,460
States, territories and possessions	5,201	1,827	—	7,028
Political subdivisions	18,971	5,919	—	24,890
Special revenues	63,037	20,124	—	83,161
Industrial and miscellaneous	1,712,347	174,937	(4,180)	1,883,104

Total bonds	2,134,921	215,544	(4,382)	2,346,083
Loan-backed securities	767,096	19,806	(2,185)	784,717

Total fixed maturities	$2,902,017	$235,350	$(6,567)	$3,130,800

Unrealized Losses on Fixed Maturities and Equity Securities

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2020 and 2019 were as follows:

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

	2020
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Fixed maturities
U.S. governments	$30,404	$(122)	$—	$—
Industrial and miscellaneous	40,752	(874)	16,366	(2,694)

Total bonds	71,156	(996)	16,366	(2,694)
Loan-backed securities	41,236	(436)	10,271	(24)

Total fixed maturities	$112,392	$(1,432)	$26,637	$(2,718)

	2019
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Fixed maturities
U.S. governments	$23,395	$(78)	$37,447	$(122)
Industrial and miscellaneous	54,105	(654)	23,655	(3,526)

Total bonds	77,500	(732)	61,102	(3,648)
Loan-backed securities	155,456	(1,577)	69,046	(610)

Total fixed maturities	$232,956	$(2,309)	$130,148	$(4,258)

As of December 31, 2020, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 33 securities. The Company held 1 security that was in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 23 securities, of which 95.6%, or $107,410,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. Most of these securities are investment grade fixed maturities that have decreased in market values due to changes in interest rates since the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2020 were comprised of 10 securities, with a total fair value of approximately $26,637,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2020.

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Loan-Backed Securities

There were no loan-backed securities impaired during 2020 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Loan-backed securities impaired to the present value of their projected cash flows that were held as of December 31, 2020 and 2019 were as follows:

(in thousands)
	December 31, 2020
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
22540V-G7-1	CSFB 2002-9 1A	$183	$178	$(6)	$178	$221	9/30/2020

(in thousands)
	December 31, 2019
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
22540VG71	CSFB 2002-9 1A	$214	$202	$(12)	$202	$234	12/31/2019

5* Securities

A 5GI security lacks full documentation to get a rating but filed a Principal and Interest Certification form with the NAIC Securities Valuation Office (“SVO”). NAIC 5GI is assigned by the SVO to certain obligations when an insurer certifies: (1) that documentation necessary to permit a full credit analysis of a security does not exist and (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the insurer has an actual expectation of ultimate repayment of all contracted interest and principal. The Company does not have any 5GI securities as of December 31, 2020.

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2020 and 2019 are as follows:

	2020	2019
Number of CUSIPs	15	15
Aggregate Amount of Investment Income	$3,535,374	$756,679

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

Maturities of Bonds

The amortized cost and fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2020 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Fair Value

Due to 1 year or less	$176,284	$178,060
Due after 1 year through 5 years	484,177	515,391
Due after 5 years through 10 years	446,615	495,866
Due after 10 years	1,017,696	1,273,969

	2,124,772	2,463,286
Loan-backed securities	846,129	898,443

Total bonds	$2,970,901	$3,361,729

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2020
Bonds	$3,363	$(422)	$305,284
Common Stocks	—	—	—

	$3,363	$(422)	$305,284

2019
Bonds	$6,840	$(1,687)	$361,987
Common Stocks	61	(92)	770

	$6,901	$(1,779)	$362,757

2018
Bonds	$1,880	$(5,497)	$171,800
Common Stocks	510	(27)	2,991

	$2,390	$(5,524)	$174,791

Bonds with an amortized cost of approximately $4,028,000 and $4,079,000 were on deposit with regulatory authorities at December 31, 2020 and 2019, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,610,000 and $4,596,000 as of December 31, 2020 and 2019, respectively.

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately 13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,810,000 of interest income in 2020, 2019 and 2018, respectively. Market values for these two bonds were approximately $19,310,000 and $96,549,000, respectively, as of December 31, 2020. Market values for these two bonds as of December 31, 2019 were approximately $18,074,000 and $90,371,000, respectively.

Commercial Mortgage Loans

As of December 31, 2020, the Company owned 156 commercial mortgage loans, comprised of office, industrial, multifamily, hospitality, self-storage retail properties, senior living, and other totaling $534,239,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2020. As of December 31, 2020, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates for loans acquired during 2020 were 3.99% and 3.00%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan is 75%. There were no taxes, assessments or amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential PGIM rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2020 and 2019 was as follows:

Loan Quality Rating (in thousands of dollars)	2020
	#	Principal	%
“A+”	52	$201,657	37.7%
“A”	61	87,627	16.4%
“A-”	26	109,287	20.5%
“B+”	9	67,136	12.6%
“B”	2	16,229	3.0%
“B-”	6	52,303	9.8%

TOTAL	156	$534,239	100.0%

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2020
	#	Principal	%
Office	22	$180,585	33.8%
Multifamily	29	111,320	20.8%
Industrial	40	94,803	17.7%
Retail	19	108,527	20.3%
Hospitality	2	10,091	1.9%
Senior Living	39	9,027	1.8%
Self Storage	2	12,963	2.4%
Other	3	6,923	1.3%

Totals	156	$534,239	100.0%

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Loan Quality Rating (in thousands of dollars)	2019
	#	Principal	%
“A+”	50	$215,635	38.6%
“A”	60	117,822	21.1%
“A-”	37	146,332	26.2%
“B+”	2	18,260	3.3%
“B”	5	41,265	7.4%
“B-”	2	19,203	3.4%

TOTAL	156	$558,517	100.0%

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2019
	#	Principal	%
Office	22	$189,512	33.9%
Multifamily	29	122,402	21.9%
Industrial	40	96,219	17.2%
Retail	19	110,638	19.8%
Hospitality	2	10,163	1.8%
Senior Living	39	9,328	1.7%
Self Storage	2	13,106	2.4%
Other	3	7,149	1.3%

Totals	156	$558,517	100.0%

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2020 and 2019 was as follows:

(in thousands)	December 31, 2020
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,081	$—	$3,394	$—	$—	$—	$—	$9,475
CA	—	30,519	77,053	46,943	—	—	21,450	7,783	183,748
CO	—	2,955	11,053	—	—	—	—	—	14,008
CT	—	10,000	—	—	—	—	8,738	—	18,738
DC	—	—	—	—	—	—	68,875	—	68,875
FL	—	2,225	4,047	4,616	—	—	—	—	10,888
GA	—	—	—	4,500	—	—	—	—	4,500
ID	1,488	—	—	—	—	—	—	—	1,488
IL	—	—	—	505	—	—	—	—	505
IN	—	—	—	40	—	—	—	—	40
KY	—	—	—	4,287	—	—	—	—	4,287
LA	—	1,937	—	—	—	—	—	—	1,937
MA	—	—	—	—	—	—	17,510	—	17,510
MD	648	—	—	8,118	—	—	—	—	8,766
MI	328	—	—	—	6,923	—	—	—	7,251
MT	757	—	—	—	—	—	—	—	757
NJ	—	12,885	—	156	—	—	—	—	13,041
NV	900	—	—	305	—	—	—	—	1,205
NY	—	9,416	2,082	—	—	—	43,631	—	55,129
OH	—	—	—	9,030	—	—	—	—	9,030
OR	2,947	2,425	—	—	—	—	15,000	—	20,372
PA	—	4,533	8,991	3,034	—	—	—	—	16,558
SC	—	—	—	1,675	—	—	—	—	1,675
TN	—	—	—	4,512	—	1,868	—	—	6,380
TX	—	25,524	—	2,663	—	8,223	5,381	5,180	46,971
VA	—	—	5,300	929	—	—	—	—	6,229
WA	1,959	2,820	—	—	—	—	—	—	4,779
WI	—	—	—	97	—	—	—	—	97

Totals	$9,027	$111,320	$108,526	$94,804	$6,923	$10,091	$180,585	$12,963	$534,239

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands)	December 31, 2019
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,081	$—	$3,394	$—	$—	$—	$—	$9,475
CA	—	32,640	77,828	44,355	—	—	22,126	7,926	184,875
CO	—	2,973	11,918	—	—	—	—	—	14,891
CT	—	10,000	—	—	—	—	8,966	—	18,966
DC	—	—	—	—	—	—	67,002	—	67,002
FL	—	2,225	4,198	4,416	—	—	7,510	—	18,349
GA	—	—	—	4,535	—	—	—	—	4,535
ID	1,540	—	—	—	—	—	—	—	1,540
IL	—	—	—	334	—	—	—	—	334
IN	—	—	—	43	—	—	—	—	43
KY	—	—	—	4,128	—	—	—	—	4,128
LA	—	1,937	—	—	—	—	—	—	1,937
MA	—	—	—	—	—	—	19,609	—	19,609
MD	660	—	—	8,299	—	—	—	—	8,959
MI	333	—	—	—	7,149	—	—	—	7,482
MT	783	—	—	—	—	—	—	—	783
NJ	—	13,320	—	147	—	—	—	—	13,467
NV	932	—	—	50	—	—	—	—	982
NY	—	—	2,129	—	—	—	43,919	—	46,048
OH	—	—	—	9,030	—	—	—	—	9,030
OR	3,051	2,425	—	—	—	—	15,000	—	20,476
PA	—	4,759	9,203	2,671	—	—	—	—	16,633
SC	—	—	—	1,676	—	—	—	—	1,676
TN	—	—	—	4,155	—	1,903	—	—	6,058
TX	—	43,222	—	8,041	—	8,260	5,381	5,180	70,084
VA	—	—	5,363	929	—	—	—	—	6,292
WA	2,027	2,820	—	—	—	—	—	—	4,847
WI	—	—	—	16	—	—	—	—	16

Totals	$9,326	$122,402	$110,639	$96,219	$7,149	$10,163	$189,513	$13,106	$558,517

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2020 and 2019 was as follows:

(in thousands)	December 31, 2020
	<51%	51%-70%	71%-90%	Totals

Hospitality	$1,868	$—	$8,223	$10,091
Multifamily	25,087	70,282	15,950	111,319
Office	73,693	106,891	—	180,584
Retail	11,392	57,951	39,185	108,528
Self-Storage	12,963	—	—	12,963
Industrial	37,207	57,597	—	94,804
Senior Living	—	9,027	—	9,027
Other	6,923	—	—	6,923

Totals	$169,133	$301,748	$63,358	$534,239

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands)	December 31, 2019
	<51%	51%-70%	71%-90%	Totals

Hospitality	$1,903	$8,260	$—	$10,163
Multifamily	31,602	74,850	15,950	122,402
Office	68,341	121,171	—	189,512
Retail	28,546	72,889	9,203	110,638
Self-Storage	5,180	7,926	—	13,106
Industrial	32,129	63,696	394	96,219
Senior Living	—	9,328	—	9,328
Other	7,149	—	—	7,149

Totals	$174,850	$358,120	$25,547	$558,517

See Note 2 for additional information on accounting policy related to mortgage loans.

Real Estate

Real estate investments at December 31, 2020 and 2019 were as follows:

(in thousands of dollars)
	2020	2019
Original book value:
Property held for the production of income	$132,188	$130,054
Property held for sale	17,301	—
Accumulated depreciation	(16,568)	(13,233)

Total real estate assets	$132,921	$116,821

The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2020, The Company owns the following legal entities: DEN Retail 1, LLC, BOS Office 3, LLC, POR Office 1, LLC, CHI Ind 1, LLC, Miami Industrial 2, LLC, DC Retail 1, LLC, DEN Ind 1, LLC, Charlotte Ind 2, LLC, and LA Ind 2, LLC. There were no impairments recognized in 2020, 2019, or 2018. In 2020, DEN Retail 1, LLC was classified as held for sale.

Other Invested Assets

On December 20, 2017, the Company purchased a surplus debenture of $100,000,000 issued by Farmers Insurance Exchange and the asset has been carried at cost. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. Commencing on December 20, 2022 the annual interest rate will be the floating annual rate equal to the Three-Month USD LIBOR plus 2.60%. If LIBOR rate is unavailable, it will be determined on the basis of the rates that three-month U.S. dollar deposits offered to prime banks in the London Inter-bank market by four major reference banks in the London inter-bank market selected by the Exchange, at approximately 11:00 a.m., London time, on that floating-rate interest determination date. With the same effective date, the Exchange may also prepay the principal sum and any outstanding interest without penalty, with the approval of the Insurance Commissioner. If the principal sum or any remaining balance has not been repaid on or before the Maturity Date, then the interest rate shall be subject to revision taking into account the then-prevailing interest rates and upon approval by the Insurance Commissioner.

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Restricted Assets

As of December 31,2020 and 2019, total restricted assets amounted to $4,028,000 and $4,079,000 respectively. Of these assets, bonds and short term investments on deposit were for state insurance departments to satisfy regulatory requirements, while reverse repurchase receivable represented collateral reinvestment from the security lending transactions.

(in thousands)	December 31, 2020
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	4,028	4,028	4,079	(51)	4,028	0.073%	0.074%

Total restricted assets	$4,028	$4,028	$4,079	$(51)	$4,028	0.073%	0.074%

(in thousands)	December 31, 2019
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	4,079	4,079	4,128	(49)	4,079	0.077%	0.078%

Total restricted assets	$4,079	$4,079	$4,128	$(49)	$4,079	0.077%	0.078%

4.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market, exchange traded equity and derivative securities.

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a. Quoted prices for similar assets or liabilities in active markets.

b. Quoted prices for identical or similar assets or liabilities in non-active markets.

c. Inputs other than quoted market prices that are observable.

d. Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2020 or 2019.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2020 and 2019 about the Company’s financial assets and liabilities measured at fair value:

	2020
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Separate account assets	$1,085,713	$—	$—	$1,085,713

Total assets at fair value	$1,085,713	$—	$—	$1,085,713

Liabilities
Separate account liabilities	$—	$1,085,713	$—	$1,085,713

Total liabilities at fair value	$—	$1,085,713	$—	$1,085,713

	2019
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Separate account assets	$932,016	$—	$—	$932,016

Total assets at fair value	$932,016	$—	$—	$932,016

Liabilities
Separate account liabilities	$—	$932,016	$—	$932,016

Total liabilities at fair value	$—	$932,016	$—	$932,016

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the contract holders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2020 and 2019. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	Balance at January 1, 2020	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales		Purchases	Balance at December 31, 2020

Assets
Common Stock	$—	$—	$—	$—		$—	$—

(in thousands of dollars)	Balance at January 1, 2019	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales		Purchases	Balance at December 31, 2019

Assets
Common Stock	$25	$—	$71		$(96)	$—	$—

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2020 and 2019.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2020 and 2019 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	December 31, 2020
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$3,361,729	$2,970,901	$—	$3,337,111	$24,618	$—
Mortgage loans on real estate	556,251	534,239	—	—	556,251	—
Contract loans	453,036	278,294	—	—	416,249	—
Cash, cash equivalents and short-term investments	62,984	62,984	62,984	—	—	—
Surplus Debentures - Affiliated	106,071	100,000	—	—	106,071	—
Accrued investment income	35,448	33,022	35,448	—	—	—
Receivable for securities	619	619	619	—	—	—
Securities lending - reinvested collateral	5,564	5,564	5,564	—	—
Separate accounts	1,085,713	1,085,713	1,085,713	—	—	—

Total assets at fair value	$5,667,415	$5,071,336	$1,190,328	$3,337,111	$1,103,189	$—

Liabilities at Fair Value
Deferred annuities	$1,323,571	$1,325,701	$—	$1,323,571	$—	$—
Separate accounts	1,085,713	1,085,713	—	1,085,713	—	—
Payable for Securities	1,364	1,364	1,364	—	—	—
Securities lending collateral liability	5,564	5,564	5,564	—	—	—

Total liabilities at fair value	$2,416,212	$2,418,342	$6,928	$2,409,284	$—	$—

(in thousands of dollars)	December 31, 2019
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$3,130,800	$2,902,017	$—	$3,109,471	$21,329	$—
Mortgage loans on real estate	573,555	558,517	—	—	573,555	—
Contract loans	416,249	284,822	—	—	416,249	—
Cash, cash equivalents and short-term investments	113,038	113,027	101,037	12,000	—	—
Surplus Debentures - Affiliated	104,122	100,000	—	—	104,122	—
Accrued investment income	35,448	35,448	35,448	—	—	—
Receivable for securities	143	143	143	—	—	—
Separate accounts	932,015	932,015	932,015	—	—	—

Total assets at fair value	$5,305,370	$4,925,989	$1,068,643	$3,121,471	$1,115,255	$—

Liabilities at Fair Value
Deferred annuities	$1,353,247	$1,356,689	$—	$1,353,247	$—	$—
Separate accounts	932,015	932,015	—	932,015	—	—
Payable for Securities	5,268	5,268	5,268	—	—	—

Total liabilities at fair value	$2,290,530	$2,293,972	$5,268	$2,285,262	$—	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2020 and 2019:

Bonds

The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Mount Rosa bond, which is a level 2 security, is valued using the present value of expected future cash flows discounted at the interpolated rates at payment date of the cash flows. Major inputs include yield curves, yields, and expected future cash flows.

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2020 and 2019. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Surplus Debentures – Affiliated

The estimated fair value of Surplus Debentures uses the income approach by converting future cash flows to a single present discounted amount. The discount rates used reflect the return a market participant would expect to receive on instruments with similar remaining maturity, cash flow pattern, and credit risk.

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

5.	Related Parties

The Company is a subsidiary of Farmers Group Inc (FGI), an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $33,375,000, $31,800,000, and $37,113,000, for the years ended December 31, 2020, 2019 and 2018 respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $30,405,000, $30,548,000, and $28,717,000 for the years ended December 31, 2020, 2019 and 2018, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $52,000, $51,000, and $50,000 for the years ended December 31, 2020, 2019 and 2018 respectively and are expensed as incurred.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $42,502,000 and $56,434,000 for the years ended December 31, 2020 and 2019 respectively. The current year prepayment was $43,100,000 and $51,200,000 for December 31, 2020 and 2019 respectively.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 8.

For the period ended December 31, 2020 and 2019, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 7 for reinsurance related balances.)

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019

Receivables from related parties
Farmers Insurance Group Leasing	$4	$—

Total receivables from related parties	4	—

Payables to related parties
FGI	(8,410)	(7,889)
Farmers Insurance Exchange	(3,799)	(3,036)
Zurich Investment Services Limited	(92)	(128)
Farmers Insurance Group Leasing	—	(6)

Total payables to related parties	(12,301)	(11,059)

Net payables to related parties	$(12,297)	$(11,059)

6.	Securities Lending Arrangement

The Company has entered into a securities lending agreement with a lending agent, State Street Bank and Trust Company. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The cash collateral is invested in a money market fund. Income earned by the Company was approximately $2,000, $0, and $84,000 in 2020, 2019, and 2018, respectively.

At December 31, 2020, the Company’s fair value of collateral received totaled $5,581,000, which is comprised of cash of $5,564,000 and government securities of $17,000. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

(in thousands of dollars)	Aggregate Cash Collateral Received
	December 31, 2020	December 31, 2019
	Fair Value	Fair Value
Open	$5,564	$—
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
91 to 120 Days	—	—
121 to 180 Days	—	—
181 to 365 Days	—	—
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	—	—

Total Collateral Received	$5,564	$—

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	Aggregate Cash Collateral Reinvested
	December 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$5,564	$5,564	$—	$—
30 Days or Less	—	—	—	—
31 to 60 Days	—	—	—	—
61 to 90 Days	—	—	—	—
91 to 120 Days	—	—	—	—
121 to 180 Days	—	—	—	—
181 to 365 Days	—	—	—	—
1 to 2 Years	—	—	—	—
2 to 3 Years	—	—	—	—
Greater Than 3 Years	—	—	—	—

Total Collateral Reinvested	$5,564	$5,564	$—	$—

Dollar repurchase agreement: None

Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Repurchase Agreements Transactions Accounted for as a Sale: None

Reverse Repurchase Agreements Transactions Accounted for as a Sale: None

7.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2020 and 2019, no amounts have been recorded in relation to uncollectible reinsurance balances.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, ZIC, and other unaffiliated reinsurers.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed universal life product. Premiums ceded to ZIC approximated $372,850,000, $338,636,000 and $309,168,000 for the years ended December 31, 2020, 2019, and 2018, respectively. Claims ceded to ZIC were approximately $157,655,000, $102,639,000 and $96,459,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Changes in reserves ceded to ZIC were approximately $186,187,000, $124,139,000 and $136,625,000 for the years ended December 31, 2020, 2019 and 2018, respectively.

Premiums assumed from unaffiliated companies approximated $161,000, $162,000 and $193,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Premiums ceded to unaffiliated companies approximated $189,938,000, $190,204,000 and $195,796,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $499,000, $314,000 and $248,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Claims ceded to unaffiliated companies were approximately $151,881,000, $132,929,000 and $143,104,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($60,000), ($72,000), and ($269,000) for the years ended December 31, 2020, 2019 and 2018, respectively. Changes in reserves ceded to unaffiliated companies were approximately ($126,757,000), ($110,766,000) and ($102,381,000) for the years ended December 31, 2020, 2019 and 2018, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2020 and 2019 would be approximately $8,750,000 and $10,952,000, respectively.

Per the requirements of Actuarial Guideline XLVIII for Companies that have Covered Policies Requiring the Analysis Pursuant to this Actuarial Guideline, the appointed actuary has performed an analysis, as to each reinsurance arrangement under which Covered Policies have been ceded, of the security supporting the Covered Policies and states that funds consisting of Primary Security in an amount at least equal to the Required Level of Primary Security are held by or on behalf of the Company in Trust.

There were three products issued by the Company in 2015 that were ceded to an unauthorized reinsurer and are thus subject to the requirements applied by Actuarial Guideline 48. Two of these products are XXX business – Farmers Value Term and Simple Term – and one is AXXX business – Farmers Indexed Universal Life.

As of December 31, 2020, per section 4a of Actuarial Guideline 48, the Required Level of Primary Security for each of these three products was equal to the Ceded Statutory Reserves given in the table below. As of December 31, 2020, there were $466.9 million of Primary Security assets held in Trust on behalf of the Company.

Required Level of Primary Security ($000,000) as of 12/31/2020
Simple Term	Farmers Value Term	Farmers Indexed Universal Life	Total
$2.42	$31.91	$157.60	$191.93

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

8.	Surplus and Restrictions

Statutory surplus of approximately $379,542,000 and $439,797,000 as of December 31, 2020 and 2019, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2020 and 2019 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2020 and 2019 are $37,954,000 and $43,980,000, respectively. Dividends are approved by the board of directors.

On May 4 and November 12, 2020, the Company declared extraordinary dividends in the amount of $85,000,000 each. These were paid to FGI on June 24, and December 15, 2020 respectively, with the non-disapproval of the Washington Office of Insurance Commissioner.

9.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. This will impact all Farmers employees that may be eligible for pension benefits. The impacted employees, however, will keep all benefits accrued through December 31, 2018, but will no longer be accruing benefits after that date. As part of this change, starting January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 10.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The expenses allocated for pension and post-retirement benefit costs were approximately $435,000, $435,000, and $16,615,000 for the years 2020, 2019 and 2018, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

10.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Effective January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees 401K Savings Plan, regardless of contribution. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2020, 2019 and 2018 was approximately $3,767,000, $5,490,000, and $5,797,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $4,003,000 $3,855,000, and $2,078,000 for the years ended December 31, 20120, 2019, and 2018 respectively.

11.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2020 and 2019 are as follows:

	2020
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$139,021	$159	$139,180
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	139,021	159	139,180
Deferred tax assets nonadmitted	(68,687)	—	(68,687)

Subtotal net admitted deferred tax assets	70,334	159	70,493
Deferred tax liabilities	(20,812)	(38)	(20,850)

Net admitted deferred tax asset	$49,522	$121	$49,643

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

	2019
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$133,417	$195	$133,612
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	133,417	195	133,612
Deferred tax assets nonadmitted	(58,063)	—	(58,063)

Subtotal net admitted deferred tax assets	75,354	195	75,549
Deferred tax liabilities	(21,609)	—	(21,609)

Net admitted deferred tax asset	$53,745	$195	$53,940

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$5,604	$(36)	$5,568
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	5,604	(36)	5,568
Deferred tax assets nonadmitted	(10,624)	—	(10,624)

Subtotal net admitted deferred tax assets	(5,020)	(36)	(5,056)
Deferred tax liabilities	797	(38)	759

Net admitted deferred tax asset	$(4,223)	$(74)	$(4,297)

The SSAP No. 101 admission calculation components are as follows:

	2020
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$159	$159
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	49,484	—	49,484
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	55,568	—	55,568
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	49,485
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,850	—	20,850

Deferred tax assets admitted as the result of application of SSAP No. 101	$70,334	$159	$70,493

Ratio percentage used to determine recovery period and threshold limitation amount			590%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$329,900

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

	2019
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$195	$195
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	53,745	—	53,745
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	53,745	—	53,745
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	57,879
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	21,609	—	21,609

Deferred tax assets admitted as the result of application of SSAP No. 101	$75,354	$195	$75,549

Ratio percentage used to determine recovery period and threshold limitation amount			683%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$420,147

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(36)	$(36)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	(4,261)	—	(4,261)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	1,823	—	1,823
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(8,394)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	(759)	—	(759)

Deferred tax assets admitted as the result of application of SSAP No. 101	$(5,020)	$(36)	$(5,056)

Ratio percentage used to determine recovery period and threshold limitation amount			-93%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$(90,247)

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2020
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$139,021	$159
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$70,334	$159
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	2019
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$133,417	$195
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$75,354	$195
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	Change
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$5,604	$(36)
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$(5,020)	$(36)
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Current income taxes incurred for the years ended December 31, 2020, 2019 and 2018 consisted of the following major components:

(in thousands of dollars)	2020	2019	2018

Current income tax
Federal income tax	$37,093	$50,263	$34,368
Federal income tax on net capital gains / (losses)	1,162	963	4,071

Federal income taxes incurred	$38,255	$51,226	$38,439

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2020 and 2019 were as follows:

(in thousands of dollars)	2020	2019	Change

Deferred tax assets
Ordinary
Deferred acquisition costs	$91,033	$83,265	$7,768
Life insurance reserves	43,949	44,367	(418)
Compensation and benefits accrual	1,949	1,757	192
Nonadmitted assets	1,389	2,364	(975)
Other	701	1,664	(963)

	139,021	133,417	5,604
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(68,687)	(58,063)	(10,624)

Admitted ordinary deferred tax assets	70,334	75,354	(5,020)

Capital
Investments	159	195	(36)
Unrealized loss on investments	—	—	—

Subtotal	159	195	(36)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	—	—	—

Admitted capital deferred tax assets	159	195	(36)

Admitted deferred tax assets	70,493	75,549	(5,056)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	17,868	18,207	(339)
Fixed assets	1,695	1,544	151
Market discount on bonds	789	828	(39)
Policyholder reserves	460	552	(92)
Internally developed software	—	478	(478)

Total ordinary deferred tax liabilities	20,812	21,609	(797)

Capital
Investments	38	—	38
Unrealized gain on investments	—	—	—

Total capital deferred tax liabilities	38	—	38

Total deferred tax liabilities	20,850	21,609	(759)

Net admitted deferred tax assets	$49,643	$53,940	$(4,297)

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The change in net deferred income taxes as of December 31, 2020 and 2019 was composed of the following:

(in thousands of dollars)	2020	2019	Change

Total deferred tax assets	$139,180	$133,612	$5,568
Total deferred tax liabilities	(20,850)	(21,609)	759

Net deferred tax asset (liability)	$118,330	$112,003	6,327

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			$6,327

(charge) benefit

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2020	2019	2018

Provision computed at statutory rate	$32,380	$45,664	$40,822
Nonadmitted assets	975	973	104
Amortization of interest maintenance reserve	(689)	(748)	(948)
Separate account dividend received deduction	(372)	(352)	(316)
Changes in reserve valuation basis	(366)	—	—
Prior year under/(over) accrual of income taxes	(19)	261	(3,351)
Ceded fund value in excess of reserve booked in surplus	—	(42)	—
Realized gain on own use property in surplus	—	—	765
Other	19	(5)	(101)

	$31,928	$45,751	$36,975

Federal income tax incurred-operations	$37,093	$50,263	$34,368
Tax on capital gains (losses)	1,162	963	4,071
Change in net deferred income tax	(6,327)	(5,475)	(1,464)

Total statutory income taxes	$31,928	$45,751	$36,975

As of December 31, 2020, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount

2020	$1,162
2019	963
2018	3,632

There were no deposits admitted under IRC §6603.

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company does not have any liability for Repatriation Tax.

The Company does not have any Alternative Minimum Tax Credits.

12.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $1,257,000 and $1,302,000 for December 31, 2020 and December 31, 2019, respectively; and related premium tax benefit assets of $834,000 and $889,000 for December 31, 2020 and December 31, 2019, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

41

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

13.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment to invest $700,000,000 in private placement securities. In 2015 the commitment increased to $1,000,000,000. The remaining commitment for investment in private placement securities as of December 31, 2020 and 2019 was approximately $41,483,000, including reinvestment of principal repayment and maturities, and $41,850,000, respectively. The Company also entered into a commitment to invest $600,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2020 was approximately $65,761,000 including reinvestment of principal repayment and maturities.

In December 2005, the Company sold real property, Mercerdale, occupied by the Company for $39,550,000. Under the terms of the agreement, the Company leased back the property from the purchaser for a period of 13 years. The sale-leaseback transaction did not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounted for the leaseback as an operating lease. The gain of approximately $29,250,000 realized in this transaction was deferred and accreted to income in proportion to rent charged over the term of the lease. The Company moved locations in December 2018 from the Mercerdale office and is no longer receiving any economic benefit from the lease. The Company recognized approximately $6,800,000 of the remaining gain for the year ended December 31, 2018.

In March 2018, the Company sold a real property, OSL, occupied by the Company for $8,875,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 5 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease.

The net of tax gain of approximately $2,878,000 realized in this transaction has been deferred to Special Surplus and is being amortized to Unassigned Funds Surplus in proportion to rent charged over the term of the lease of 5 years. The Company has amortized approximately $567,000 of the gain to Unassigned Funds Surplus for the year ended December 31, 2020 and $550,000 for December 31, 2019. The remaining deferred gain on sale as of December 31, 2020 was $1,492,000 and is included in aggregate write-ins for special surplus liabilities on the balance sheet.

42

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis.

As of December 31, 2020, the total minimum aggregate rental commitment for the length of the lease period was $16,589,000, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)

Years Ending December 31,

2021	$2,336
2022	2,336
2023	2,037
2024	1,824
2025 & later	8,056

Total future minimum payments required	$16,589

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)	Years Ending December 31,
	2020	2019	2018

Minimum rentals	$2,336	$2,336	$3,821
Less: Sublease rentals	—	—	(15)

	$2,336	$2,336	$3,806

14.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2020, there were 34 subaccounts available for the VUL products, 44 subaccounts available for variable annuity, 40 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

As of December 31, 2020, the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets

Farmers Variable Annuity	$208,610
Farmers Variable Universal Life	439,062
Farmers LifeAccumulator VUL	30,491
Farmers EssentialLife VUL	407,550

$1,085,713

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2020 is $328,301,000. The fund value is $323,845,000. The maximum guarantee excess is $4,456,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges

2020	$289
2019	272
2018	296
2017	306
2016	303

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate
Year	Account Guarantees

2020	$7
2019	96
2018	87
2017	209
2016	167

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Premiums, considerations or deposits received for the years ended December 31, 2020, 2019 and 2018, were approximately $116,967,000, $123,003,000 and $119,092,000, respectively.

Reserves for accounts with assets as of December 31, 2020 and 2019, at market value are approximately $1,066,877,000 and $911,878,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2020, 2019 and 2018 is as follows:

(in thousands of dollars)	2020	2019	2018

Transfers (from)/to as reported in the statements of operations of the separate accounts	$(550)	$(2,347)	$2,164
Less: Sundry general income/(expense)	(390)	(128)	(160)
Transfers ceded to Reinsurer	6,274	2,052	157

Net transfers (from)/to separate accounts	$5,334	$(423)	$2,161

15.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2020 and 2019:

	2020		2019
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$6,613	$871	$6,341	$891
Ordinary renewal	145,657	84,732	147,527	86,477

	$152,270	$85,603	$153,868	$87,368

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

16.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2020 and 2019:

Individual Annuities	2020
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$131,485	$—	$131,485	6.8%
At fair value	—	208,371	208,371	10.7

Total with market value adjustment or at fair value	131,485	208,371	339,856	17.5
At book value without adjustment
(minimal or no charge or adjustment)	1,307,941	—	1,307,941	67.2
Not subject to discretionary withdrawal	298,346	—	298,346	15.3

Total	1,737,772	208,371	1,946,143	100.0%

Reinsurance ceded	1,676,878	—	1,676,878

Total (net)	$60,894	$208,371	$269,265

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	561	—	561

Deposit-Type Contracts	2020
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment
(minimal or no charge or adjustment)	269,806	—	269,806	60.3
Not subject to discretionary withdrawal	177,362	—	177,362	39.7

Total	447,168	—	447,168	100.0%

Reinsurance ceded	166,627	—	166,627

Total (net)	$280,541	$—	$280,541

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Individual Annuities	2019
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$149,873	$—	$149,873	7.5%
At fair value	—	210,031	210,031	10.6

Total with market value adjustment or at fair value	149,873	210,031	359,904	18.1
At book value without adjustment
(minimal or no charge or adjustment)	1,320,681	—	1,320,681	66.4
Not subject to discretionary withdrawal	308,450	—	308,450	15.5

Total	1,779,004	210,031	1,989,035	100.0%

Reinsurance ceded	1,714,651	—	1,714,651

Total (net)	$64,353	$210,031	$274,384

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	1,983	—	1,983

Deposit-Type Contracts	2019
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment
(minimal or no charge or adjustment)	259,035	—	259,035	57.0
Not subject to discretionary withdrawal	195,229	—	195,229	43.0

Total	454,264	—	454,264	100.0%

Reinsurance ceded	183,856	—	183,856

Total (net)	$270,408	$—	$270,408

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Reconciliation	2020	2019
(in thousands of dollars)

Life and Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$57,968	$63,235
Exhibit 5, Supplementary Contracts w/Life Contigencies Section, Total (net)	874	933
Exhibit 5, Miscellaneous Section, Additional Actuarial Reserves - AG43	2051	184
Exhibit 7, Deposit - Type Contracts, Line 14, Col. 1	280,541	270,408

Subtotal	341,434	334,760

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Col. 2	208,371	210,031
Exhibit 3, Line 0399999, Col. 2	—	—
Policyholder dividend & coupon accumulations	—	—
Policyholder premiums	—	—
Guaranteed interest contracts	—	—
Other contract deposit funds	—	—

	208,371	210,031

Combined Total	$549,805	$544,791

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2020 and 2019:

Life (in thousands of dollars)	2020
	General Account

General Account	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal:
Term policies with cash value	$11,781	$11,781	$13,150
Universal With market value adjustment	2,006,144	2,002,318	2,038,131
Universal Life with Secondary Guarantees	207,752	187,406	223,322
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	117,549	58,000	157,325
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	689,096	689,096	847,429
Variable Lfie	—	—	—
Variable Universal Life	94,586	92,402	98,035
Miscellaneous Reserves	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	—	—	2,132,084
Accident With market value adjustment	—	—	3,352
Disability - Active Lives	—	—	28,471
Disability - Disabled Lives	—	—	28,163
Miscellaneous Reserves	—	—	36,716
Total	3,126,908	3,041,003	5,606,178

Reinsurance ceded	117,549	58,000	2,209,467

Total (net)	$3,009,359	$2,983,003	$3,396,711

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Life
(in thousands of dollars)	2020
Separate Account

Separate Account with Nonguarantees	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal:
Term policies with cash value	$—	$—	$—
Universal With market value adjustment	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	877,102	822,150	858,505
Miscellaneous Reserves	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	—	—	—
Accident With market value adjustment	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	877,102	822,150	858,505

Reinsurance ceded	—

Total (net)	$877,102	$822,150	$858,505

Life
(in thousands of dollars)	2019
	General Account

	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal:
Term policies with cash value	$11,517	$11,517	$12,926
Universal With market value adjustment	1,606,636	1,602,406	1,629,155
Universal Life with Secondary Guarantees	183,323	159,782	197,955
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	83,381	34,893	59,585
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	1,086,231	1,086,231	1,251,831
Variable Lfie	—	—	—
Variable Universal Life	85,654	83,022	88,725
Miscellaneous Reserves	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	—	—	2,124,323
Accident With market value adjustment	—	—	3,371
Disability - Active Lives	—	—	29,199
Disability - Disabled Lives	—	—	26,804
Miscellaneous Reserves	—	—	37,930

Total	3,056,742	2,977,851	5,461,804

Reinsurance ceded	83,381	34,893	2,095,962

Total (net)	$2,973,361	$2,942,958	$3,365,842

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Life
(in thousands of dollars)	2019
Separate Account

	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal:
Term policies with cash value	$—	$—	$—
Universal With market value adjustment	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	721,821	663,994	701,848
Miscellaneous Reserves	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	—	—	—
Accident With market value adjustment	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	721,821	663,994	701,848

Reinsurance ceded	—	—	—

Total (net)	$721,821	$663,994	$701,848

Reconciliation	2020	2019
(in thousands of dollars)

Life and Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$3,314,135	$3,284,599
Exhibit 5, Accidental Death Benefits Section, Total (net)	3,273	3,294
Exhibit 5, Disability - Acitve Lives Section, Total (net)	28,224	29,018
Exhibit 5, Disability - Disabled Lives Section, Total (net)	27,968	26,633
Exhibit 5, Miscellaneous Reserves Section, Total (net)	23,112	22,301

Subtotal	3,396,712	3,365,845

Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Col. 2	858,505	701,848
Exhibit 3, Line 0499999, Col. 2	—	—
Exhibit 3, Line 0599999, Col. 2	—	—

Subtotal (Lines (7) through (9)	858,505	701,848

Combined Total	$4,255,217	$4,067,693

50

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

17.	Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2020, and through the financial statements report date. There have been no events occurring subsequent to the close of the company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2020

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Variable Life Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Farmers Variable Life Separate Account A indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, other than subaccounts liquidated during 2020 and 2019 as indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Funds Insurance Series Asset Allocation Fund (1)	American Funds Insurance Series Capital Income Builder Fund (1)

American Funds Insurance Series Global Growth and Income Fund (1)	American Funds Insurance Series Global Growth Fund (1)

American Funds Insurance Series Growth Fund (1)	American Funds Insurance Series Growth-Income Fund (1)

American Funds Insurance Series International Fund (1)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio (1)
BNY Mellon Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio (1)	BNY Mellon Variable Investment Fund – Service Class Shares Quality Bond Portfolio (2)

Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio (1)	Deutsche DWS Investments VIT Funds – Class B Shares DWS Equity 500 Index VIP (1)

Deutsche DWS Variable Series I – Class A Shares DWS Bond VIP (1)	Deutsche DWS Variable Series I – Class A Shares DWS Core Equity VIP (1)

Deutsche DWS Variable Series I – Class A Shares DWS CROCI® International VIP (1)	Deutsche DWS Variable Series I – Class A Shares DWS Global Small Cap VIP (1)

Deutsche DWS Variable Series II – Class A Shares DWS CROCI® U.S. VIP (1)	Deutsche DWS Variable Series II – Class A Shares DWS Government & Agency Securities VIP (3)

Deutsche DWS Variable Series II – Class A Shares DWS Government Money Market VIP (1)	Deutsche DWS Variable Series II – Class A Shares DWS High Income VIP (1)

Deutsche DWS Variable Series II – Class A Shares DWS Small Mid Cap Growth VIP (1)	Fidelity Variable Insurance Products (“VIP”) Funds –Service Class VIP Growth Portfolio (1)

Fidelity Variable Insurance Products (“VIP”) Funds –Service Class VIP Index 500 Portfolio (1)	Fidelity Variable Insurance Products (“VIP”) Funds –Service Class VIP Mid Cap Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio (1)

PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, TX 77002 T: (713) 356 4000, www.pwc.com/us

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Developing Markets VIP Fund (1)

Franklin Templeton Variable Insurance Products Trust – Class 2 Small – Mid Cap Growth VIP Fund (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Small Cap Value VIP Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Mid Cap Value Fund (1)	Goldman Sachs Variable Insurance Trust – Institutional Class Small Cap Equity Insights Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Strategic Growth Fund (1)	Janus Henderson VIT Balanced Portfolio (Service Shares) (1)

Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	Janus Henderson VIT Forty Portfolio (Institutional Shares) (1)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar-Hedged) (1)	PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds Diversified International Account I (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds LargeCap Growth Account I (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Core Plus Bond Account I (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Government & High Quality Bond Account I (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Short-Term Income Account I (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds Capital Appreciation Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds Diversified International Account II (4)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds Equity Income Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds LargeCap Growth Account II (5)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds MidCap Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds SmallCap Account II (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Government & High Quality Bond Account II (6)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Income Account II (7)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Short-Term Income Account II (8)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2020, and statements of changes in net assets for the years ended December 31, 2020 and 2019.
(2)

Statement of operations for the period January 1, 2020 to April 30, 2020 (date of liquidation), and statement of changes in net assets for the period January 1, 2020 to April 30, 2020 (date of liquidation), and for the year ended December 31, 2019.

(3)

Statement of operations for the period January 1, 2020 to February 27, 2020 (date of liquidation), and statement of changes in net assets for the period January 1, 2020 to February 27, 2020 (date of liquidation), and for the year ended December 31, 2019.

(4)

Effective June 14, 2019, the subaccount Diversified International Account II merged with the subaccount Diversified International Account I. The Diversified International Account I fund was the surviving subaccount.

(5)	Effective June 7, 2019, the subaccount LargeCap Growth Account II merged with the subaccount LargeCap Growth Account I. The LargeCap Growth Account I fund was the surviving subaccount.
(6)

Effective June 14, 2019, the subaccount Government & High Quality Bond Account II merged with the subaccount Government & High Quality Bond Account I. The Government & High Quality Bond Account I fund was the surviving subaccount.

(7)	Effective June 7, 2019, the subaccount Income Account II merged with the subaccount PVC Core Plus Bond I. The PVC Core Plus Bond I fund was the surviving subaccount.
(8)	Effective June 14, 2019, the subaccount Short-Term Income Account II merged with the subaccount PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

Basis for Opinions

These financial statements are the responsibility of the Farmers New World Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Farmers Variable Life Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Farmers Variable Life Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

April 30, 2021

We have served as the auditor of one or more of the subaccounts of Farmers Variable Life Separate Account A since 2001.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

								BNY Mellon
								Sustainable U.S.
								Equity Portfolio, Inc.
								– Service Class
	American Funds Insurance Series							Shares
	Asset Allocation	Capital Income	Global Growth and			Growth-Income		Sustainable U.S.
	Fund	Builder Fund	Income Fund	Global Growth Fund	Growth Fund	Fund	International Fund	Equity Portfolio
Assets
Investments, at fair value	$3,461,957	$3,562,015	$3,413,701	$5,359,449	$25,752,238	$8,291,231	$1,389,060	$2,936,616
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	3,461,957	3,562,015	3,413,701	5,359,449	25,752,238	8,291,231	1,389,060	2,936,616
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$3,461,957	$3,562,015	$3,413,701	$5,359,449	$25,752,238	$8,291,231	$1,389,060	$2,936,616

Accumulation units outstanding	217,468	278,448	200,614	246,560	930,537	446,729	84,679	86,718

Shares owned in each portfolio	132,085	327,692	205,274	131,617	216,097	151,687	59,008	63,099

Market value per share	$26.21	$10.87	$16.63	$40.72	$119.17	$54.66	$23.54	$46.54

Cost of investments	$3,058,604	$3,308,184	$3,006,081	$4,024,419	$17,190,529	$7,326,890	$1,160,088	$2,227,878

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$203,714
Accumulation units outstanding	—	—	—	—	—	—	—	7,571
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$26.91
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$3,461,957	$3,562,015	$3,413,701	$5,359,449	$25,752,238	$8,291,231	$1,389,060	$2,732,902
Accumulation units outstanding	217,468	278,448	200,614	246,560	930,537	446,729	84,679	79,147
Unit value of accumulation units	$15.92	$12.79	$17.02	$21.74	$27.67	$18.56	$16.40	$34.53

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

				Deutsche DWS Investments
	BNY Mellon Variable Investment Fund –		Calvert Variable	VIT Funds –Class B
	Service Class Shares		Series, Inc.	Shares	Deutsche DWS Variable Series I – Class A Shares
	Opportunistic Small	Quality Bond	VP SRI Mid Cap				DWS CROCI®	DWS Global Small Cap
	Cap Portfolio	Portfolio (1)	Portfolio	DWS Equity 500 Index VIP	DWS Bond VIP	DWS Core Equity VIP	International VIP	VIP
Assets
Investments, at fair value	$9,468,825	$—	$242,951	$2,951,171	$9,904,233	$5,122,619	$17,362,692	$16,299,795
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	9,468,825	—	242,951	2,951,171	9,904,233	5,122,619	17,362,692	16,299,795
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$9,468,825	$—	$242,951	$2,951,171	$9,904,233	$5,122,619	$17,362,692	$16,299,795

Accumulation units outstanding	372,892	—	7,754	115,560	528,943	165,521	1,938,647	620,577

Shares owned in each portfolio	200,823	—	7,125	118,283	1,645,221	418,857	2,398,162	1,369,731

Market value per share	$47.15	$—	$34.10	$24.95	$6.02	$12.23	$7.24	$11.90

Cost of investments	$7,713,089	$—	$222,106	$2,307,880	$9,323,888	$4,146,457	$16,950,866	$15,548,067

Variable Universal Life contracts with expenses of 0.90%
Net assets	$5,993,278	$—	$242,951	$—	$8,808,301	$5,122,619	$14,725,509	$11,741,868
Accumulation units outstanding	243,337	—	7,754	—	456,702	165,521	1,701,176	398,812
Unit value of accumulation units	$24.63	$16.70	$31.33	$—	$19.29	$30.95	$8.66	$29.44
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$2,951,171	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	115,560	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$25.54	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$3,475,547	$—	$—	$—	$1,095,932	$—	$2,637,183	$4,557,927
Accumulation units outstanding	129,555	—	—	—	72,241	—	237,471	221,765
Unit value of accumulation units	$26.83	$—	$—	$—	$15.17	$—	$11.11	$20.55

(1)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Deutsche DWS Variable Series II – Class A Shares					Fidelity Variable Insurance Products (“VIP”) Funds –Service Class
		DWS Government &
		Agency Securities	DWS Government Money		DWS Small Mid Cap		VIP Index 500	VIP Mid Cap
	DWS CROCI® U.S. VIP	VIP (2)	Market VIP	DWS High Income VIP	Growth VIP	VIP Growth Portfolio	Portfolio	Portfolio
Assets
Investments, at fair value	$36,569,410	$—	$6,903,820	$8,479,341	$631,836	$63,031,377	$56,905,220	$32,523,679
Dividends receivable	—	—	36	—	—	—	—	—

Total assets	36,569,410	—	6,903,856	8,479,341	631,836	63,031,377	56,905,220	32,523,679
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$36,569,410	$—	$6,903,856	$8,479,341	$631,836	$63,031,377	$56,905,220	$32,523,679

Accumulation units outstanding	1,078,690	—	633,385	332,899	50,224	1,445,150	1,586,806	942,920

Shares owned in each portfolio	2,830,450	—	6,903,820	1,361,050	36,250	615,421	153,748	849,626

Market value per share	$12.92	$—	$1.00	$6.23	$17.43	$102.42	$370.12	$38.28

Cost of investments	$37,386,908	$—	$6,903,820	$8,344,164	$553,327	$35,741,658	$31,719,547	$26,801,104

Variable Universal Life contracts with expenses of 0.90%
Net assets	$33,019,858	$—	$4,754,378	$5,612,134	$631,836	$37,044,911	$30,784,600	$12,094,688
Accumulation units outstanding	923,594	—	421,287	201,046	50,224	888,202	858,101	216,235
Unit value of accumulation units	$35.75	$19.27	$11.29	$27.91	$12.58	$41.71	$35.88	$55.93
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$263,677	$—	$—	$—	$—	$1,317,068	$—	$—
Accumulation units outstanding	18,550	—	—	—	—	35,230	—	—
Unit value of accumulation units	$14.21	$—	$—	$—	$—	$37.38	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$3,285,875	$—	$2,149,479	$2,867,208	$—	$24,669,397	$26,120,620	$20,428,991
Accumulation units outstanding	136,545	—	212,098	131,853	—	521,718	728,705	726,685
Unit value of accumulation units	$24.06	$14.25	$10.13	$21.75	$—	$47.29	$35.85	$28.11

(2)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liquidated on February 27, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

								Fidelity VIP
								FundsManager
								Portfolios –Service
	Fidelity VIP Freedom Funds – Service Class 2 Shares							Class 2 Shares
	VIP Freedom 2005	VIP Freedom 2010	VIP Freedom 2015	VIP Freedom 2020	VIP Freedom 2025	VIP Freedom 2030	VIP Freedom	VIP FundsManager
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio	20% Portfolio
Assets
Investments, at fair value	$169,125	$188,280	$287,675	$1,433,869	$2,174,978	$9,880,911	$913,982	$1,090,224
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	169,125	188,280	287,675	1,433,869	2,174,978	9,880,911	913,982	1,090,224
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$169,125	$188,280	$287,675	$1,433,869	$2,174,978	$9,880,911	$913,982	$1,090,224

Accumulation units outstanding	9,025	9,034	13,174	63,471	89,817	396,295	53,495	67,449

Shares owned in each portfolio	12,445	13,287	20,490	96,104	130,316	590,610	72,081	91,924

Market value per share	$13.59	$14.17	$14.04	$14.92	$16.69	$16.73	$12.68	$11.86

Cost of investments	$150,837	$169,799	$259,451	$1,246,301	$1,799,806	$7,990,188	$822,407	$1,023,420

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$169,125	$188,280	$287,675	$1,433,869	$2,174,978	$9,880,911	$913,982	$1,090,224
Accumulation units outstanding	9,025	9,034	13,174	63,471	89,817	396,295	53,495	67,449
Unit value of accumulation units	$18.74	$20.84	$21.84	$22.59	$24.22	$24.93	$17.09	$16.16

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Fidelity VIP Funds Manager Portfolios –Service Class 2 Shares , continued			Franklin Templeton Variable Insurance Products Trust –Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class
	VIP FundsManager	VIP FundsManager	VIP FundsManager	Developing Markets	Small –Mid Cap	Small Cap Value VIP		Small Cap Equity
	50% Portfolio	70% Portfolio	85% Portfolio	VIP Fund	Growth VIP Fund	Fund	Mid Cap Value Fund	Insights Fund
Assets
Investments, at fair value	$4,243,374	$8,293,523	$9,851,190	$6,986,153	$17,386,886	$11,063,584	$10,278,767	$4,375,940
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	4,243,374	8,293,523	9,851,190	6,986,153	17,386,886	11,063,584	10,278,767	4,375,940
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$4,243,374	$8,293,523	$9,851,190	$6,986,153	$17,386,886	$11,063,584	$10,278,767	$4,375,940

Accumulation units outstanding	200,090	345,620	378,324	237,442	411,003	416,542	219,884	131,114

Shares owned in each portfolio	314,091	599,676	715,929	600,185	752,353	763,006	596,562	323,904

Market value per share	$13.51	$13.83	$13.76	$11.64	$23.11	$14.50	$17.23	$13.51

Cost of investments	$3,823,755	$7,121,715	$8,450,567	$5,118,483	$12,982,140	$11,708,008	$8,576,644	$3,802,606

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$6,986,153	$5,861,315	$4,266,894	$10,090,040	$3,703,024
Accumulation units outstanding	—	—	—	237,442	136,206	140,329	209,857	98,914
Unit value of accumulation units	$—	$—	$—	$29.42	$43.03	$30.41	$48.08	$37.44
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$898,021	$188,728	$672,916
Accumulation units outstanding	—	—	—	—	—	47,992	10,027	32,200
Unit value of accumulation units	$—	$—	$—	$—	$—	$18.71	$18.82	$20.90
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$4,243,374	$8,293,523	$9,851,190	$—	$11,525,570	$5,898,670	$—	$—
Accumulation units outstanding	200,090	345,620	378,324	—	274,797	228,221	—	—
Unit value of accumulation units	$21.21	$24.00	$26.04	$—	$41.94	$25.85	$—	$—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Goldman Sachs Variable Insurance Trust – Institutional Class , continued	Janus Henderson			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
		VIT Balanced	VIT Enterprise	VIT Forty Portfolio	VIT International		Diversified
	Strategic Growth	Portfolio (Service	Portfolio (Service	(Institutional	Bond Portfolio (U.S.	VIT Low Duration	International	LargeCap Growth
	Fund	Shares)	Shares)	Shares)	Dollar-Hedged)	Portfolio	Account I (3)	Account I
Assets
Investments, at fair value	$27,563,526	$19,446,763	$4,762,327	$69,706,070	$6,847,463	$6,228,817	$924,565	$377,959
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	27,563,526	19,446,763	4,762,327	69,706,070	6,847,463	6,228,817	924,565	377,959
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$27,563,526	$19,446,763	$4,762,327	$69,706,070	$6,847,463	$6,228,817	$924,565	$377,959

Accumulation units outstanding	666,207	631,827	105,014	1,725,525	293,098	389,006	73,204	24,220

Shares owned in each portfolio	1,786,359	421,839	54,451	1,222,914	609,205	600,079	52,030	7,799

Market value per share	$15.43	$46.10	$87.46	$57.00	$11.24	$10.38	$17.77	$48.46

Cost of investments	$21,007,613	$14,474,656	$2,603,847	$44,064,400	$6,475,034	$6,140,425	$790,779	$283,486

Variable Universal Life contracts with expenses of 0.90%
Net assets	$27,563,526	$4,588,622	$4,218,283	$42,809,499	$4,914,825	$4,775,281	$—	$—
Accumulation units outstanding	666,207	126,627	87,380	1,115,794	194,060	281,198	—	—
Unit value of accumulation units	$41.37	$36.24	$48.28	$38.37	$25.33	$16.98	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$25,427
Accumulation units outstanding	—	—	—	—	—	—	—	1,640
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$15.52
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$544,044	$—	$—	$—	$924,565	$352,531
Accumulation units outstanding	—	—	17,634	—	—	—	73,204	22,580
Unit value of accumulation units	$—	$—	$30.85	$—	$—	$—	$12.63	$15.61
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$14,858,141	$—	$26,896,571	$1,932,639	$1,453,536	$—	$—
Accumulation units outstanding	—	505,200	—	609,731	99,038	107,808	—	—
Unit value of accumulation units	$—	$29.41	$—	$44.11	$19.51	$13.48	$—	$—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds			Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares –Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
		Government & High
	Core Plus Bond	Quality Bond	Short-Term Income	Capital Appreciation	Equity Income			SAM Balanced
	Account I	Account I	Account I	Account II	Account II	MidCap Account II	SmallCap Account II	Portfolio
Assets
Investments, at fair value	$134,969	$148,128	$3,201	$5,341,989	$10,510,523	$16,003,993	$2,901,449	$50,977,191
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	134,969	148,128	3,201	5,341,989	10,510,523	16,003,993	2,901,449	50,977,191
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$134,969	$148,128	$3,201	$5,341,989	$10,510,523	$16,003,993	$2,901,449	$50,977,191

Accumulation units outstanding	11,919	14,135	305	164,817	301,453	104,936	182,227	2,052,998

Shares owned in each portfolio	11,109	15,069	1,231	158,000	371,922	253,709	168,984	3,129,355

Market value per share	$12.15	$9.83	$2.60	$33.81	$28.26	$63.08	$17.17	$16.29

Cost of investments	$127,749	$148,722	$3,183	$3,975,308	$7,756,419	$12,415,807	$2,526,502	$47,163,218

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$2,871,334	$8,116,080	$14,911,298	$2,691,818	$15,338,454
Accumulation units outstanding	—	—	—	69,297	190,756	66,742	169,474	472,447
Unit value of accumulation units	$—	$—	$—	$41.43	$42.55	$223.42	$15.88	$32.47
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$46	$—	$—	$—	$49,701
Accumulation units outstanding	—	—	—	—	—	—	—	1,539
Unit value of accumulation units	$—	$—	$—	$60.79	$—	$—	$—	$32.30
Life Accumulator contracts with expenses of 0.30%
Net assets	$134,969	$148,126	$3,201	$2,470,609	$2,394,443	$1,092,695	$209,631	$3,074,046
Accumulation units outstanding	11,919	14,135	305	95,519	110,697	38,194	12,753	173,900
Unit value of accumulation units	$11.32	$10.48	$10.48	$25.87	$21.63	$28.61	$16.43	$17.68
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$32,514,990
Accumulation units outstanding	—	—	—	—	—	—	—	1,405,112
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$23.14

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset
	Management (“SAM”) Portfolios
	SAM Conservative	SAM Conservative	SAM Flexible	SAM Strategic
	Balanced Portfolio	Growth Portfolio	Income Portfolio	Growth Portfolio
Assets
Investments, at fair value	$9,029,204	$103,731,751	$2,570,782	$130,710,627
Dividends receivable	—	—	—	—

Total assets	9,029,204	103,731,751	2,570,782	130,710,627
Liabilities	—	—	—	—

Total liabilities	—	—	—	—
Net assets	$9,029,204	$103,731,751	$2,570,782	$130,710,627

Accumulation units outstanding	413,212	3,632,866	132,144	4,288,047

Shares owned in each portfolio	716,035	4,847,278	203,063	5,492,043

Market value per share	$12.61	$21.40	$12.66	$23.80

Cost of investments	$8,412,587	$85,495,638	$2,524,046	$106,197,832

Variable Universal Life contracts with expenses of 0.90%
Net assets	$2,460,749	$44,497,139	$813,603	$56,803,313
Accumulation units outstanding	90,227	1,207,088	33,835	1,415,246
Unit value of accumulation units	$27.27	$36.86	$24.05	$40.14
Life Accumulator contracts with expenses of 0.70%
Net assets	$6,986	$1,303	$—	$5,170
Accumulation units outstanding	260	35	—	127
Unit value of accumulation units	$26.84	$37.07	$—	$40.82
Life Accumulator contracts with expenses of 0.30%
Net assets	$439,438	$4,929,340	$502,215	$6,891,017
Accumulation units outstanding	27,632	252,239	34,105	329,912
Unit value of accumulation units	$15.90	$19.54	$14.73	$20.89
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$6,122,031	$54,303,968	$1,254,964	$67,011,126
Accumulation units outstanding	295,093	2,173,504	64,204	2,542,763
Unit value of accumulation units	$20.75	$24.98	$19.55	$26.35

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

								BNY Mellon
								Sustainable U.S.
								Equity Portfolio, Inc.
								– Service Class
	American Funds Insurance Series							Shares
	Asset Allocation	Capital Income	Global Growth	Global Growth		Growth-Income		Sustainable U.S.
	Fund	Builder Fund	and Income Fund	Fund	Growth Fund	Fund	International Fund	Equity Portfolio
Investment income
Dividend income	$49,927	$82,700	$36,356	$14,442	$56,752	$96,133	$7,395	$20,639

Total investment income	49,927	82,700	36,356	14,442	56,752	96,133	7,395	20,639

Expenses
Mortality and expense risk charges	8,101	8,347	7,506	11,544	53,015	18,992	2,993	8,229

Total expenses	8,101	8,347	7,506	11,544	53,015	18,992	2,993	8,229

Net investment income (loss)	41,826	74,353	28,850	2,898	3,737	77,141	4,402	12,410

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	4,353	3,266	2,045	26,272	95,571	19,490	2,551	(993)
Capital gain distributions	12,242	—	62,858	105,161	404,845	163,207	—	27,651

Net realized gain (loss) from investment transactions	16,595	3,266	64,903	131,433	500,416	182,697	2,551	26,658

Net unrealized appreciation (depreciation) of investments
Beginning of period	88,184	144,638	141,010	273,542	820,017	178,584	29,698	201,841
End of period	403,353	253,831	407,620	1,335,030	8,561,709	964,341	228,972	708,738

Change in net unrealized appreciation (depreciation) of investments	315,169	109,193	266,610	1,061,488	7,741,692	785,757	199,274	506,897

Net increase (decrease) in net assets from operations	$373,590	$186,812	$360,363	$1,195,819	$8,245,845	$1,045,595	$206,227	$545,965

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	BNY Mellon Variable Investment Fund – Service Class Shares		Calvert Variable Series, Inc.	Deutsche DWS Investments VIT Funds –Class B Shares	Deutsche DWS Variable Series I – Class A Shares
	Opportunistic
	Small Cap	Quality Bond	VP SRI Mid Cap	DWS Equity 500 Index			DWS CROCI®	DWS Global Small Cap
	Portfolio	Portfolio (1)	Portfolio	VIP	DWS Bond VIP	DWS Core Equity VIP	International VIP	VIP
Investment income
Dividend income	$29,778	$7,377	$893	$34,501	$250,466	$60,643	$503,540	$104,198

Total investment income	29,778	7,377	893	34,501	250,466	60,643	503,540	104,198

Expenses
Mortality and expense risk charges	50,278	3,148	1,790	7,778	77,277	40,262	120,234	96,417

Total expenses	50,278	3,148	1,790	7,778	77,277	40,262	120,234	96,417

Net investment income (loss)	(20,500)	4,229	(897)	26,723	173,189	20,381	383,306	7,781

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	104,207	86,428	873	24,128	(4,701)	137,397	(59,939)	(150,411)
Capital gain distributions	—	—	14,971	151,376	—	205,153	—	—

Net realized gain (loss) from investment transactions	104,207	86,428	15,844	175,504	(4,701)	342,550	(59,939)	(150,411)

Net unrealized appreciation (depreciation) of investments
Beginning of period	241,264	82,782	11,130	405,562	32,934	664,984	279,073	(1,834,258)
End of period	1,755,736	—	20,845	643,291	580,345	976,162	411,826	751,728

Change in net unrealized appreciation (depreciation) of investments	1,514,472	(82,782)	9,715	237,729	547,411	311,178	132,753	2,585,986

Net increase (decrease) in net assets from operations	$1,598,179	$7,875	$24,662	$439,956	$715,899	$674,109	$456,120	$2,443,356

(1)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Deutsche DWS Variable Series II – Class A Shares , continued					Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
		DWS Government & Agency Securities	DWS Government		DWS Small Mid Cap	VIP Growth	VIP Index 500	VIP Mid Cap
	DWS CROCI® U.S. VIP	VIP (2)	Money Market VIP	DWS High Income VIP	Growth VIP	Portfolio	Portfolio	Portfolio
Investment income
Dividend income	$759,896	$—	$6,613	$414,424	$252	$30,010	$812,122	$145,494

Total investment income	759,896	—	6,613	414,424	252	30,010	812,122	145,494

Expenses
Mortality and expense risk charges	276,892	3,100	41,826	54,027	4,708	335,729	300,926	135,363

Total expenses	276,892	3,100	41,826	54,027	4,708	335,729	300,926	135,363

Net investment income (loss)	483,004	(3,100)	(35,213)	360,397	(4,456)	(305,719)	511,196	10,131

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	31,669	(52,478)	—	(23,723)	26,688	2,111,280	987,405	(26,167)
Capital gain distributions	1,718,929	—	—	—	8,502	4,678,024	149,937	—

Net realized gain (loss) from investment transactions	1,750,598	(52,478)	—	(23,723)	35,190	6,789,304	1,137,342	(26,167)

Net unrealized appreciation (depreciation) of investments
Beginning of period	6,041,373	(67,894)	—	35,205	(34,422)	14,796,040	18,359,330	581,734
End of period	(817,498)	—	—	135,177	78,509	27,289,719	25,185,673	5,722,575

Change in net unrealized appreciation (depreciation) of investments	(6,858,871)	67,894	—	99,972	112,931	12,493,679	6,826,343	5,140,841

Net increase (decrease) in net assets from operations	$(4,625,269)	$12,316	$(35,213)	$436,646	$143,665	$18,977,264	$8,474,881	$5,124,805

(2)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liquidated on February 27, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
								VIP
	VIP Freedom 2005	VIP Freedom 2010	VIP Freedom 2015	VIP Freedom 2020	VIP Freedom 2025	VIP Freedom 2030	VIP Freedom	Funds Manager
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio	20% Portfolio
Investment income
Dividend income	$1,666	$1,864	$2,765	$13,604	$19,252	$86,295	$9,434	$10,264

Total investment income	1,666	1,864	2,765	13,604	19,252	86,295	9,434	10,264

Expenses
Mortality and expense risk charges	458	481	738	3,800	5,723	24,898	2,440	3,000

Total expenses	458	481	738	3,800	5,723	24,898	2,440	3,000

Net investment income (loss)	1,208	1,383	2,027	9,804	13,529	61,397	6,994	7,264

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	1,421	281	282	24,725	21,251	215,044	3,301	(3,165)
Capital gain distributions	4,063	6,536	11,626	70,354	82,905	409,459	14,406	6,693

Net realized gain (loss) from investment transactions	5,484	6,817	11,908	95,079	104,156	624,503	17,707	3,528

Net unrealized appreciation (depreciation) of investments
Beginning of period	9,100	7,364	9,198	108,953	203,024	1,193,846	38,253	4,670
End of period	18,288	18,481	28,224	187,568	375,172	1,890,723	91,575	66,804

Change in net unrealized appreciation (depreciation) of investments	9,188	11,117	19,026	78,615	172,148	696,877	53,322	62,134

Net increase (decrease) in net assets from operations	$15,880	$19,317	$32,961	$183,498	$289,833	$1,382,777	$78,023	$72,926

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued			Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund
Investment income
Dividend income	$37,634	$56,850	$57,868	$238,525	$—	$133,339	$57,146	$8,294

Total investment income	37,634	56,850	57,868	238,525	—	133,339	57,146	8,294

Expenses
Mortality and expense risk charges	10,803	21,137	24,584	51,759	66,990	47,714	76,086	28,775

Total expenses	10,803	21,137	24,584	51,759	66,990	47,714	76,086	28,775

Net investment income (loss)	26,831	35,713	33,284	186,766	(66,990)	85,625	(18,940)	(20,481)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	1,571	77,932	78,394	38,188	(121,164)	(265,752)	59,905	25,910
Capital gain distributions	72,194	167,459	260,369	149,691	1,702,279	567,126	145,152	51,578

Net realized gain (loss) from investment transactions	73,765	245,391	338,763	187,879	1,581,115	301,374	205,057	77,488

Net unrealized appreciation (depreciation) of investments
Beginning of period	20,518	333,774	336,594	1,261,295	(171,434)	(988,125)	1,115,570	263,267
End of period	419,619	1,171,808	1,400,623	1,867,670	4,404,746	(644,424)	1,702,123	573,334

Change in net unrealized appreciation (depreciation) of investments	399,101	838,034	1,064,029	606,375	4,576,180	343,701	586,553	310,067

Net increase (decrease) in net assets from operations	$499,697	$1,119,138	$1,436,076	$981,020	$6,090,305	$730,700	$772,670	$367,074

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Goldman Sachs Variable Insurance Trust – Institutional Class , continued	Janus Henderson			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio	Diversified International Account I (3)	LargeCap Growth Account I
Investment income
Dividend income	$20,987	$353,398	$1,755	$400,887	$357,173	$68,977	$20,597	$79

Total investment income	20,987	353,398	1,755	400,887	357,173	68,977	20,597	79

Expenses
Mortality and expense risk charges	204,533	75,240	32,800	386,674	45,531	44,768	2,316	1,003

Total expenses	204,533	75,240	32,800	386,674	45,531	44,768	2,316	1,003

Net investment income (loss)	(183,546)	278,158	(31,045)	14,213	311,642	24,209	18,281	(924)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	493,936	248,162	141,940	1,458,694	35,217	(1,442)	(4,642)	1,124
Capital gain distributions	2,057,028	153,908	297,865	3,774,920	—	—	—	18,051

Net realized gain (loss) from investment transactions	2,550,964	402,070	439,805	5,233,614	35,217	(1,442)	(4,642)	19,175

Net unrealized appreciation (depreciation) of investments
Beginning of period	1,029,642	3,385,037	1,836,165	11,503,956	426,349	(11,716)	24,799	13,579
End of period	6,555,913	4,972,107	2,158,480	25,641,670	372,429	88,392	133,786	94,473

Change in net unrealized appreciation (depreciation) of investments	5,526,271	1,587,070	322,315	14,137,714	(53,920)	100,108	108,987	80,894

Net increase (decrease) in net assets from operations	$7,893,689	$2,267,298	$731,075	$19,385,541	$292,939	$122,875	$122,626	$99,145

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds			Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Core Plus Bond Account I	Government & High Quality Bond Account I	Short-Term Income Account I	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio
Investment income
Dividend income	$4,690	$3,814	$52	$51,298	$160,280	$68,958	$6,151	$904,476

Total investment income	4,690	3,814	52	51,298	160,280	68,958	6,151	904,476

Expenses
Mortality and expense risk charges	396	383	6	28,909	69,305	117,450	19,542	215,066

Total expenses	396	383	6	28,909	69,305	117,450	19,542	215,066

Net investment income (loss)	4,294	3,431	46	22,389	90,975	(48,492)	(13,391)	689,410

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	536	32	—	173,826	188,081	296,214	(12,296)	(69,113)
Capital gain distributions	—	—	—	226,003	267,784	1,342,179	166,999	1,450,139

Net realized gain (loss) from investment transactions	536	32	—	399,829	455,865	1,638,393	154,703	1,381,026

Net unrealized appreciation (depreciation) of investments
Beginning of period	437	(201)	2	991,605	2,789,128	2,820,828	17,443	1,054,972
End of period	7,220	(594)	18	1,366,681	2,754,104	3,588,186	374,947	3,813,973

Change in net unrealized appreciation (depreciation) of investments	6,783	(393)	16	375,076	(35,024)	767,358	357,504	2,759,001

Net increase (decrease) in net assets from operations	$11,613	$3,070	$62	$797,294	$511,816	$2,357,259	$498,816	$4,829,437

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations Year Ended December 31, 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios , Continued
	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income
Dividend income	$179,043	$1,499,096	$63,877	$1,765,366

Total investment income	179,043	1,499,096	63,877	1,765,366

Expenses
Mortality and expense risk charges	37,206	500,063	11,798	618,830

Total expenses	37,206	500,063	11,798	618,830

Net investment income (loss)	141,837	999,033	52,079	1,146,536

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(16,399)	517,380	(4,886)	547,024
Capital gain distributions	152,778	1,484,179	55,542	2,749,805

Net realized gain (loss) from investment transactions	136,379	2,001,559	50,656	3,296,829

Net unrealized appreciation (depreciation) of investments
Beginning of period	187,453	10,007,669	(4,844)	12,321,843
End of period	616,617	18,236,113	46,736	24,512,795

Change in net unrealized appreciation (depreciation) of investments	429,164	8,228,444	51,580	12,190,952

Net increase (decrease) in net assets from operations	$707,380	$11,229,036	$154,315	$16,634,317

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	American Funds Insurance Series
	Asset Allocation Fund		Capital Income Builder Fund		Global Growth and Income Fund		Global Growth Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$41,826	$32,182	$74,353	$49,384	$28,850	$31,403	$2,898	$22,433
Net realized gain (loss) from investment transactions	16,595	82,676	3,266	6,439	64,903	82,741	131,433	124,310
Change in net unrealized appreciation (depreciation) of investments	315,169	185,445	109,193	233,527	266,610	289,116	1,061,488	457,817

Net increase (decrease) in net assets from operations	373,590	300,303	186,812	289,350	360,363	403,260	1,195,819	604,560

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,698,390	1,387,730	1,761,803	1,543,491	1,583,024	1,324,959	2,116,060	1,783,575
Transfers for contract benefits and terminations	(82,171)	(59,703)	(109,766)	(89,376)	(74,308)	(73,946)	(158,921)	(81,353)
Contract maintenance charges	(846,727)	(693,322)	(861,151)	(735,393)	(743,758)	(609,272)	(977,697)	(782,838)
Transfers between subaccounts (including fixed account), net	109,810	145,723	145,161	148,637	100,048	123,985	203,014	117,826

Net increase (decrease) in net assets from contract transactions	879,302	780,428	936,047	867,359	865,006	765,726	1,182,456	1,037,210

Total increase (decrease) in net assets	1,252,892	1,080,731	1,122,859	1,156,709	1,225,369	1,168,986	2,378,275	1,641,770
Net assets
Beginning of period	2,209,065	1,128,334	2,439,156	1,282,447	2,188,332	1,019,346	2,981,174	1,339,404

End of period	$3,461,957	$2,209,065	$3,562,015	$2,439,156	$3,413,701	$2,188,332	$5,359,449	$2,981,174

Analysis of increase (decrease) in units outstanding
Units issued	70,681	64,825	90,374	86,443	65,309	60,494	78,171	79,258
Units redeemed	(8,796)	(5,294)	(10,542)	(10,565)	(4,107)	(5,990)	(10,005)	(8,964)

Increase (decrease) in units outstanding	61,885	59,531	79,832	75,878	61,202	54,504	68,166	70,294
Beginning units	155,583	96,052	198,616	122,738	139,412	84,908	178,394	108,100

Ending units	217,468	155,583	278,448	198,616	200,614	139,412	246,560	178,394

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	American Funds Insurance Series , continued						BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	Growth Fund		Growth-Income Fund		International Fund		Sustainable U.S. Equity Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$3,737	$53,500	$77,141	$65,837	$4,402	$9,156	$12,410	$15,434
Net realized gain (loss) from investment transactions	500,416	982,000	182,697	393,209	2,551	18,954	26,658	27,240
Change in net unrealized appreciation (depreciation) of investments	7,741,692	1,425,369	785,757	398,532	199,274	96,074	506,897	473,580

Net increase (decrease) in net assets from operations	8,245,845	2,460,869	1,045,595	857,578	206,227	124,184	545,965	516,254

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	8,785,876	7,278,112	3,835,032	3,204,658	623,487	525,014	456,231	600,493
Transfers for contract benefits and terminations	(613,464)	(353,861)	(337,713)	(236,209)	(62,077)	(31,292)	(101,929)	(88,929)
Contract maintenance charges	(4,264,709)	(3,297,803)	(1,814,324)	(1,470,192)	(283,171)	(239,495)	(201,059)	(232,661)
Transfers between subaccounts (including fixed account), net	629,128	481,886	258,602	305,456	59,428	26,545	23,727	(50,863)

Net increase (decrease) in net assets from contract transactions	4,536,831	4,108,334	1,941,597	1,803,713	337,667	280,772	176,970	228,040

Total increase (decrease) in net assets	12,782,676	6,569,203	2,987,192	2,661,291	543,894	404,956	722,935	744,294
Net assets
Beginning of period	12,969,562	6,400,359	5,304,039	2,642,748	845,166	440,210	2,213,681	1,469,387

End of period	$25,752,238	$12,969,562	$8,291,231	$5,304,039	$1,389,060	$845,166	$2,936,616	$2,213,681

Analysis of increase (decrease) in units outstanding
Units issued	234,370	270,588	136,127	137,152	30,490	24,029	9,742	18,971
Units redeemed	(14,410)	(17,214)	(12,916)	(16,350)	(4,357)	(2,843)	(3,867)	(10,381)

Increase (decrease) in units outstanding	219,960	253,374	123,211	120,802	26,133	21,186	5,875	8,590
Beginning units	710,577	457,203	323,518	202,716	58,546	37,360	80,843	72,253

Ending units	930,537	710,577	446,729	323,518	84,679	58,546	86,718	80,843

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	BNY Mellon Variable Investment Fund – Service Class Shares				Calvert Variable Series, Inc.		Deutsche DWS Investments VIT Funds – Class B Shares
	Opportunistic Small Cap Portfolio		Quality Bond Portfolio (1)		VP SRI Mid Cap Portfolio		DWS Equity 500 Index VIP
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$(20,500)	$(50,241)	$4,229	$10,633	$(897)	$(959)	$26,723	$30,346
Net realized gain (loss) from investment transactions	104,207	1,359,944	86,428	6,060	15,844	23,987	175,504	115,446
Change in net unrealized appreciation (depreciation) of investments	1,514,472	(10,263)	(82,782)	74,330	9,715	31,042	237,729	460,436

Net increase (decrease) in net assets from operations	1,598,179	1,299,440	7,875	91,023	24,662	54,070	439,956	606,228

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,059,596	1,101,033	29,558	129,227	12,787	13,225	139,001	90,576
Transfers for contract benefits and terminations	(349,744)	(390,624)	(41,982)	(69,097)	(1,823)	(35,830)	(25,506)	(51,336)
Contract maintenance charges	(440,319)	(493,091)	(14,100)	(56,105)	(7,719)	(8,087)	(33,850)	(31,786)
Transfers between subaccounts (including fixed account), net	(139,848)	23,714	(1,388,610)	4,560	7,272	(7,384)	(174,490)	(17,692)

Net increase (decrease) in net assets from contract transactions	129,685	241,032	(1,415,134)	8,585	10,517	(38,076)	(94,845)	(10,238)

Total increase (decrease) in net assets	1,727,864	1,540,472	(1,407,259)	99,608	35,179	15,994	345,111	595,990
Net assets
Beginning of period	7,740,961	6,200,489	1,407,259	1,307,651	207,772	191,778	2,606,060	2,010,070

End of period	$9,468,825	$7,740,961	$—	$1,407,259	$242,951	$207,772	$2,951,171	$2,606,060

Analysis of increase (decrease) in units outstanding
Units issued	34,367	30,559	978	5,486	571	392	5,038	3,495
Units redeemed	(24,387)	(19,120)	(85,145)	(4,961)	(193)	(1,880)	(9,155)	(4,069)

Increase (decrease) in units outstanding	9,980	11,439	(84,167)	525	378	(1,488)	(4,117)	(574)
Beginning units	362,912	351,473	84,167	83,642	7,376	8,864	119,677	120,251

Ending units	372,892	362,912	—	84,167	7,754	7,376	115,560	119,677

(1)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Deutsche DWS Variable Series I – Class A Shares
	DWS Bond VIP		DWS Core Equity VIP		DWS CROCI® International VIP		DWS Global Small Cap VIP
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$173,189	$192,024	$20,381	$8,417	$383,306	$311,408	$7,781	$(93,580)
Net realized gain (loss) from investment transactions	(4,701)	(17,536)	342,550	597,844	(59,939)	(112,431)	(150,411)	538,758
Change in net unrealized appreciation (depreciation) of investments	547,411	603,640	311,178	486,297	132,753	2,566,144	2,585,986	1,849,908

Net increase (decrease) in net assets from operations	715,899	778,128	674,109	1,092,558	456,120	2,765,121	2,443,356	2,295,086

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,133,445	1,172,009	230,733	240,431	1,818,338	1,895,398	1,685,259	1,757,189
Transfers for contract benefits and terminations	(361,060)	(471,638)	(230,685)	(214,801)	(578,123)	(820,677)	(619,672)	(675,060)
Contract maintenance charges	(530,876)	(539,938)	(137,709)	(137,903)	(692,011)	(766,155)	(684,500)	(746,251)
Transfers between subaccounts (including fixed account), net	79,209	(70,302)	(119,783)	(91,569)	291,074	(135,265)	(278,633)	76,135

Net increase (decrease) in net assets from contract transactions	320,718	90,131	(257,444)	(203,842)	839,278	173,301	102,454	412,013

Total increase (decrease) in net assets	1,036,617	868,259	416,665	888,716	1,295,398	2,938,422	2,545,810	2,707,099
Net assets
Beginning of period	8,867,616	7,999,357	4,705,954	3,817,238	16,067,294	13,128,872	13,753,985	11,046,886

End of period	$9,904,233	$8,867,616	$5,122,619	$4,705,954	$17,362,692	$16,067,294	$16,299,795	$13,753,985

Analysis of increase (decrease) in units outstanding
Units issued	48,045	32,246	4,792	6,721	153,279	105,976	45,311	48,221
Units redeemed	(29,761)	(25,246)	(14,283)	(15,037)	(43,299)	(86,575)	(32,065)	(23,513)

Increase (decrease) in units outstanding	18,284	7,000	(9,491)	(8,316)	109,980	19,401	13,246	24,708
Beginning units	510,659	503,659	175,012	183,328	1,828,667	1,809,266	607,331	582,623

Ending units	528,943	510,659	165,521	175,012	1,938,647	1,828,667	620,577	607,331

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Deutsche DWS Variable Series II – Class A Shares
	DWS CROCI® U.S. VIP		DWS Government & Agency Securities VIP (2)		DWS Government Money Market VIP		DWS High Income VIP
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$483,004	$362,975	$(3,100)	$52,331	$(35,213)	$20,427	$360,397	$360,857
Net realized gain (loss) from investment transactions	1,750,598	3,149,986	(52,478)	(12,915)	—	—	(23,723)	(7,063)
Change in net unrealized appreciation (depreciation) of investments	(6,858,871)	5,952,416	67,894	107,901	—	—	99,972	638,493

Net increase (decrease) in net assets from operations	(4,625,269)	9,465,377	12,316	147,317	(35,213)	20,427	436,646	992,287

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	3,407,626	3,537,090	56,871	362,095	763,421	330,788	1,012,133	1,043,469
Transfers for contract benefits and terminations	(1,327,457)	(1,864,316)	(15,916)	(110,053)	(258,795)	(108,027)	(335,173)	(351,593)
Contract maintenance charges	(1,425,638)	(1,681,165)	(27,260)	(176,956)	(319,084)	(133,370)	(441,727)	(482,287)
Transfers between subaccounts (including fixed account), net	2,003,472	(850,643)	(2,867,044)	159,219	4,656,346	67,319	33,852	(53,298)

Net increase (decrease) in net assets from contract transactions	2,658,003	(859,034)	(2,853,349)	234,305	4,841,888	156,710	269,085	156,291

Total increase (decrease) in net assets	(1,967,266)	8,606,343	(2,841,033)	381,622	4,806,675	177,137	705,731	1,148,578
Net assets
Beginning of period	38,536,676	29,930,333	2,841,033	2,459,411	2,097,181	1,920,044	7,773,610	6,625,032

End of period	$36,569,410	$38,536,676	$—	$2,841,033	$6,903,856	$2,097,181	$8,479,341	$7,773,610

Analysis of increase (decrease) in units outstanding
Units issued	110,695	36,887	2,895	25,695	489,294	27,664	30,066	22,063
Units redeemed	(20,357)	(56,798)	(169,696)	(8,590)	(47,151)	(12,364)	(18,030)	(13,352)

Increase (decrease) in units outstanding	90,338	(19,911)	(166,801)	17,105	442,143	15,300	12,036	8,711
Beginning units	988,352	1,008,263	166,801	149,696	191,242	175,942	320,863	312,152

Ending units	1,078,690	988,352	—	166,801	633,385	191,242	332,899	320,863

(2)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liquidated on February 27, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Deutsche DWS Variable Series II – Class A Shares , Continued		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
	DWS Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$(4,456)	$(4,702)	$(305,719)	$(203,245)	$511,196	$507,370	$10,131	$64,315
Net realized gain (loss) from investment transactions	35,190	76,426	6,789,304	3,718,493	1,137,342	1,953,821	(26,167)	2,569,651
Change in net unrealized appreciation (depreciation) of investments	112,931	27,266	12,493,679	7,642,476	6,826,343	7,957,526	5,140,841	2,073,660

Net increase (decrease) in net assets from operations	143,665	98,990	18,977,264	11,157,724	8,474,881	10,418,717	5,124,805	4,707,626

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	36,293	47,206	6,866,135	6,478,270	8,051,181	7,890,371	4,983,944	5,174,713
Transfers for contract benefits and terminations	(20,473)	(34,081)	(2,525,962)	(2,358,877)	(1,797,921)	(2,257,687)	(1,143,831)	(1,492,046)
Contract maintenance charges	(19,672)	(19,960)	(3,314,843)	(3,184,684)	(3,606,568)	(3,608,754)	(1,905,684)	(2,234,290)
Transfers between subaccounts (including fixed account), net	(64,528)	(4,564)	(1,675,302)	(833,559)	(78,435)	(298,362)	(845,478)	(194,706)

Net increase (decrease) in net assets from contract transactions	(68,380)	(11,399)	(649,972)	101,150	2,568,257	1,725,568	1,088,951	1,253,671

Total increase (decrease) in net assets	75,285	87,591	18,327,292	11,258,874	11,043,138	12,144,285	6,213,756	5,961,297
Net assets
Beginning of period	556,551	468,960	44,704,085	33,445,211	45,862,082	33,717,797	26,309,923	20,348,626

End of period	$631,836	$556,551	$63,031,377	$44,704,085	$56,905,220	$45,862,082	$32,523,679	$26,309,923

Analysis of increase (decrease) in units outstanding
Units issued	2,250	3,367	95,904	92,050	135,478	149,900	124,082	115,273
Units redeemed	(9,101)	(4,639)	(120,856)	(93,829)	(49,528)	(86,649)	(58,622)	(53,434)

Increase (decrease) in units outstanding	(6,851)	(1,272)	(24,952)	(1,779)	85,950	63,251	65,460	61,839
Beginning units	57,075	58,347	1,470,102	1,471,881	1,500,856	1,437,605	877,460	815,621

Ending units	50,224	57,075	1,445,150	1,470,102	1,586,806	1,500,856	942,920	877,460

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$1,208	$2,278	$1,383	$2,237	$2,027	$3,364	$9,804	$17,536
Net realized gain (loss) from investment transactions	5,484	3,358	6,817	6,492	11,908	13,141	95,079	74,295
Change in net unrealized appreciation (depreciation) of investments	9,188	9,905	11,117	10,524	19,026	15,542	78,615	102,008

Net increase (decrease) in net assets from operations	15,880	15,541	19,317	19,253	32,961	32,047	183,498	193,839

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	29,106	42,275	44,241	40,306	56,526	63,915	234,066	247,981
Transfers for contract benefits and terminations	(6,395)	(1,849)	(3,280)	(17,743)	(5,205)	(5,252)	(85,763)	(67,136)
Contract maintenance charges	(16,584)	(19,171)	(18,050)	(18,595)	(27,072)	(34,600)	(98,813)	(111,461)
Transfers between subaccounts (including fixed account), net	1,776	(254)	(147)	2,494	1,534	(2,918)	(14,189)	(8,406)

Net increase (decrease) in net assets from contract transactions	7,903	21,001	22,764	6,462	25,783	21,145	35,301	60,978

Total increase (decrease) in net assets	23,783	36,542	42,081	25,715	58,744	53,192	218,799	254,817
Net assets
Beginning of period	145,342	108,800	146,199	120,484	228,931	175,739	1,215,070	960,253

End of period	$169,125	$145,342	$188,280	$146,199	$287,675	$228,931	$1,433,869	$1,215,070

Analysis of increase (decrease) in units outstanding
Units issued	1,109	1,683	1,527	1,576	1,740	2,083	6,935	7,617
Units redeemed	(661)	(378)	(341)	(1,192)	(438)	(931)	(4,983)	(4,205)

Increase (decrease) in units outstanding	448	1,305	1,186	384	1,302	1,152	1,952	3,412
Beginning units	8,577	7,272	7,848	7,464	11,872	10,720	61,519	58,107

Ending units	9,025	8,577	9,034	7,848	13,174	11,872	63,471	61,519

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Fidelity VIP Freedom Funds – Service Class 2 Shares , continued						Fidelity VIP Funds Manager Portfolios – Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio		VIP Funds Manager 20% Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$13,529	$26,265	$61,397	$115,664	$6,994	$11,760	$7,264	$14,284
Net realized gain (loss) from investment transactions	104,156	108,903	624,503	361,801	17,707	16,487	3,528	33,599
Change in net unrealized appreciation (depreciation) of investments	172,148	185,152	696,877	1,023,082	53,322	45,113	62,134	36,334

Net increase (decrease) in net assets from operations	289,833	320,320	1,382,777	1,500,547	78,023	73,360	72,926	84,217

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	406,874	446,516	1,603,025	1,657,600	223,927	243,848	337,224	354,104
Transfers for contract benefits and terminations	(160,457)	(54,573)	(776,458)	(413,531)	(28,015)	(40,179)	(39,012)	(49,867)
Contract maintenance charges	(170,961)	(186,424)	(621,905)	(697,608)	(110,518)	(120,753)	(156,771)	(164,034)
Transfers between subaccounts (including fixed account), net	(37,704)	(251,907)	(75,259)	300,440	(20,063)	675	(127,607)	(18,140)

Net increase (decrease) in net assets from contract transactions	37,752	(46,388)	129,403	846,901	65,331	83,591	13,834	122,063

Total increase (decrease) in net assets	327,585	273,932	1,512,180	2,347,448	143,354	156,951	86,760	206,280
Net assets
Beginning of period	1,847,393	1,573,461	8,368,731	6,021,283	770,628	613,677	1,003,464	797,184

End of period	$2,174,978	$1,847,393	$9,880,911	$8,368,731	$913,982	$770,628	$1,090,224	$1,003,464

Analysis of increase (decrease) in units outstanding
Units issued	11,088	12,597	40,962	65,702	8,691	9,022	11,593	13,536
Units redeemed	(9,255)	(15,400)	(35,000)	(22,887)	(4,793)	(3,384)	(11,035)	(5,007)

Increase (decrease) in units outstanding	1,833	(2,803)	5,962	42,815	3,898	5,638	558	8,529
Beginning units	87,984	90,787	390,333	347,518	49,597	43,959	66,891	58,362

Ending units	89,817	87,984	396,295	390,333	53,495	49,597	67,449	66,891

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Fidelity VIP Funds Manager Portfolios – Service Class 2 Shares , continued						Franklin Templeton Variable Insurance Products Trust – Class 2
	VIP Funds Manager 50% Portfolio		VIP Funds Manager 70% Portfolio		VIP Funds Manager 85% Portfolio		Developing Markets VIP Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$26,831	$39,603	$35,713	$57,715	$33,284	$54,546	$186,766	$4,733
Net realized gain (loss) from investment transactions	73,765	313,212	245,391	822,376	338,763	1,074,458	187,879	22,282
Change in net unrealized appreciation (depreciation) of investments	399,101	130,089	838,034	326,707	1,064,029	437,999	606,375	1,227,790

Net increase (decrease) in net assets from operations	499,697	482,904	1,119,138	1,206,798	1,436,076	1,567,003	981,020	1,254,805

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	965,750	953,493	1,388,016	1,487,266	1,646,305	1,759,336	587,826	616,080
Transfers for contract benefits and terminations	(88,766)	(190,697)	(339,177)	(436,977)	(406,170)	(412,895)	(259,766)	(274,824)
Contract maintenance charges	(412,858)	(434,369)	(564,758)	(633,812)	(675,273)	(761,390)	(266,378)	(278,239)
Transfers between subaccounts (including fixed account), net	(28,893)	(269,631)	(135,943)	(130,308)	(123,996)	(35,181)	(199,305)	(114,979)

Net increase (decrease) in net assets from contract transactions	435,233	58,796	348,138	286,169	440,866	549,870	(137,623)	(51,962)

Total increase (decrease) in net assets	934,930	541,700	1,467,276	1,492,967	1,876,942	2,116,873	843,397	1,202,843
Net assets
Beginning of period	3,308,444	2,766,744	6,826,247	5,333,280	7,974,248	5,857,375	6,142,756	4,939,913

End of period	$4,243,374	$3,308,444	$8,293,523	$6,826,247	$9,851,190	$7,974,248	$6,986,153	$6,142,756

Analysis of increase (decrease) in units outstanding
Units issued	28,387	26,520	35,041	38,577	39,521	44,088	10,335	13,238
Units redeemed	(5,437)	(23,199)	(18,257)	(23,503)	(19,249)	(16,789)	(15,361)	(15,611)

Increase (decrease) in units outstanding	22,950	3,321	16,784	15,074	20,272	27,299	(5,026)	(2,373)
Beginning units	177,140	173,819	328,836	313,762	358,052	330,753	242,468	244,841

Ending units	200,090	177,140	345,620	328,836	378,324	358,052	237,442	242,468

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Franklin Templeton Variable Insurance Products Trust – Class 2 , continued				Goldman Sachs Variable Insurance Trust – Institutional Class
	Small – Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund		Small Cap Equity Insights Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$(66,990)	$(53,658)	$85,625	$42,589	$(18,940)	$(6,891)	$(20,481)	$(11,656)
Net realized gain (loss) from investment transactions	1,581,115	1,261,872	301,374	1,367,025	205,057	442,456	77,488	127,427
Change in net unrealized appreciation (depreciation) of investments	4,576,180	1,374,837	343,701	526,159	586,553	1,832,834	310,067	660,117

Net increase (decrease) in net assets from operations	6,090,305	2,583,051	730,700	1,935,773	772,670	2,268,399	367,074	775,888

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	2,232,934	2,180,364	1,553,856	1,596,040	598,544	618,717	314,610	318,968
Transfers for contract benefits and terminations	(580,070)	(634,417)	(381,327)	(490,472)	(293,437)	(494,011)	(135,228)	(266,751)
Contract maintenance charges	(1,007,866)	(1,001,860)	(599,592)	(669,419)	(295,864)	(333,966)	(143,552)	(162,496)
Transfers between subaccounts (including fixed account), net	(585,080)	(239,464)	84,932	(81,432)	33,876	(206,629)	44,839	(33,388)

Net increase (decrease) in net assets from contract transactions	59,918	304,623	657,869	354,717	43,119	(415,889)	80,669	(143,667)

Total increase (decrease) in net assets	6,150,223	2,887,674	1,388,569	2,290,490	815,789	1,852,510	447,743	632,221
Net assets
Beginning of period	11,236,663	8,348,989	9,675,015	7,384,525	9,462,978	7,610,468	3,928,197	3,295,976

End of period	$17,386,886	$11,236,663	$11,063,584	$9,675,015	$10,278,767	$9,462,978	$4,375,940	$3,928,197

Analysis of increase (decrease) in units outstanding
Units issued	33,523	40,648	62,964	44,602	10,544	4,491	15,610	6,699
Units redeemed	(32,128)	(28,618)	(27,507)	(27,442)	(8,152)	(15,673)	(10,743)	(12,175)

Increase (decrease) in units outstanding	1,395	12,030	35,457	17,160	2,392	(11,182)	4,867	(5,476)
Beginning units	409,608	397,578	381,085	363,925	217,492	228,674	126,247	131,723

Ending units	411,003	409,608	416,542	381,085	219,884	217,492	131,114	126,247

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Goldman Sachs Variable Insurance Trust – Institutional Class , continued		Janus Henderson
	Strategic Growth Fund		VIT Balanced Portfolio (Service Shares)		VIT Enterprise Portfolio (Service Shares)		VIT Forty Portfolio (Institutional Shares)
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$(183,546)	$(116,315)	$278,158	$174,852	$(31,045)	$(29,573)	$14,213	$(249,785)
Net realized gain (loss) from investment transactions	2,550,964	2,333,654	402,070	550,828	439,805	434,180	5,233,614	4,559,277
Change in net unrealized appreciation (depreciation) of investments	5,526,271	3,369,222	1,587,070	2,042,847	322,315	684,695	14,137,714	9,505,053

Net increase (decrease) in net assets from operations	7,893,689	5,586,561	2,267,298	2,768,527	731,075	1,089,302	19,385,541	13,814,545

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,293,318	1,334,539	2,999,880	3,063,762	185,036	192,152	6,476,641	6,283,510
Transfers for contract benefits and terminations	(928,697)	(1,007,668)	(642,799)	(546,256)	(96,197)	(228,274)	(2,346,851)	(2,444,758)
Contract maintenance charges	(828,529)	(805,205)	(1,238,754)	(1,307,791)	(108,010)	(119,196)	(3,187,106)	(3,077,584)
Transfers between subaccounts (including fixed account), net	(1,103,178)	(483,053)	(35,668)	(206,537)	(95,850)	(58,704)	(2,299,298)	(1,218,562)

Net increase (decrease) in net assets from contract transactions	(1,567,086)	(961,387)	1,082,659	1,003,178	(115,021)	(214,022)	(1,356,614)	(457,394)

Total increase (decrease) in net assets	6,326,603	4,625,174	3,349,957	3,771,705	616,054	875,280	18,028,927	13,357,151
Net assets
Beginning of period	21,236,923	16,611,749	16,096,806	12,325,101	4,146,273	3,270,993	51,677,143	38,319,992

End of period	$27,563,526	$21,236,923	$19,446,763	$16,096,806	$4,762,327	$4,146,273	$69,706,070	$51,677,143

Analysis of increase (decrease) in units outstanding
Units issued	5,009	9,812	67,688	68,033	3,739	3,630	63,367	93,363
Units redeemed	(53,562)	(46,021)	(27,165)	(26,164)	(7,505)	(10,720)	(115,611)	(118,393)

Increase (decrease) in units outstanding	(48,553)	(36,209)	40,523	41,869	(3,766)	(7,090)	(52,244)	(25,030)
Beginning units	714,760	750,969	591,304	549,435	108,780	115,870	1,777,769	1,802,799

Ending units	666,207	714,760	631,827	591,304	105,014	108,780	1,725,525	1,777,769

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
	VIT International Bond Portfolio (U.S. Dollar- Hedged)		VIT Low Duration Portfolio		Diversified International Account I (3)		LargeCap Growth Account I
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$311,642	$59,527	$24,209	$108,836	$18,281	$11,257	$(924)	$(348)
Net realized gain (loss) from investment transactions	35,217	70,672	(1,442)	(1,018)	(4,642)	37,640	19,175	19,079
Change in net unrealized appreciation (depreciation) of investments	(53,920)	214,181	100,108	64,584	108,987	24,799	80,894	13,579

Net increase (decrease) in net assets from operations	292,939	344,380	122,875	172,402	122,626	73,696	99,145	32,310

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	820,237	806,184	785,623	775,313	59,305	34,677	21,040	12,484
Transfers for contract benefits and terminations	(239,979)	(336,826)	(235,909)	(308,180)	(13,974)	(12,611)	1	(13,388)
Contract maintenance charges	(360,425)	(372,563)	(334,889)	(348,403)	(19,487)	(10,816)	(6,578)	(3,257)
Transfers between subaccounts (including fixed account), net	341,093	81,287	218,973	107,482	(52,665)	743,814	(3,886)	240,088

Net increase (decrease) in net assets from contract transactions	560,926	178,082	433,798	226,212	(26,821)	755,064	10,577	235,927

Total increase (decrease) in net assets	853,865	522,462	556,673	398,614	95,805	828,760	109,722	268,237
Net assets
Beginning of period	5,993,598	5,471,136	5,672,144	5,273,530	828,760	—	268,237	—

End of period	$6,847,463	$5,993,598	$6,228,817	$5,672,144	$924,565	$828,760	$377,959	$268,237

Analysis of increase (decrease) in units outstanding
Units issued	42,154	23,047	54,152	31,836	3,888	78,121	1,260	26,530
Units redeemed	(17,103)	(13,604)	(24,622)	(15,425)	(6,680)	(2,125)	(374)	(3,196)

Increase (decrease) in units outstanding	25,051	9,443	29,530	16,411	(2,792)	75,996	886	23,334
Beginning units	268,047	258,604	359,476	343,065	75,996	—	23,334	—

Ending units	293,098	268,047	389,006	359,476	73,204	75,996	24,220	23,334

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds						Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Core Plus Bond Account I		Government & High Quality Bond Account I		Short-Term Income Account I		Capital Appreciation Account II
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$4,294	$3,954	$3,431	$1,778	$46	$4	$22,389	$36,767
Net realized gain (loss) from investment transactions	536	(19)	32	3	—	—	399,829	567,952
Change in net unrealized appreciation (depreciation) of investments	6,783	437	(393)	(201)	16	2	375,076	597,458

Net increase (decrease) in net assets from operations	11,613	4,372	3,070	1,580	62	6	797,294	1,202,177

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	9,090	6,699	6,352	3,053	2,500	833	317,436	315,622
Transfers for contract benefits and terminations	(8,799)	(3,438)	1	1	—	—	(399,626)	(345,914)
Contract maintenance charges	(4,979)	(3,031)	(2,416)	(992)	(261)	(101)	(139,858)	(138,359)
Transfers between subaccounts (including fixed account), net	(1,150)	124,592	69,214	68,265	—	162	(174,745)	(4,612)

Net increase (decrease) in net assets from contract transactions	(5,838)	124,822	73,151	70,327	2,239	894	(396,793)	(173,263)

Total increase (decrease) in net assets	5,775	129,194	76,221	71,907	2,301	900	400,501	1,028,914
Net assets
Beginning of period	129,194	—	71,907	—	900	—	4,941,488	3,912,574

End of period	$134,969	$129,194	$148,128	$71,907	$3,201	$900	$5,341,989	$4,941,488

Analysis of increase (decrease) in units outstanding
Units issued	534	13,288	7,325	7,113	217	91	6,910	24,571
Units redeemed	(1,077)	(826)	(227)	(76)	(1)	(2)	(24,002)	(34,765)

Increase (decrease) in units outstanding	(543)	12,462	7,098	7,037	216	89	(17,092)	(10,194)
Beginning units	12,462	—	7,037	—	89	—	181,909	192,103

Ending units	11,919	12,462	14,135	7,037	305	89	164,817	181,909

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds , continued
	Diversified International Account II (3)		Equity Income Account II		LargeCap Growth Account II (4)		MidCap Account II
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$—	$(988)	$90,975	$88,365	$—	$(349)	$(48,492)	$(103,964)
Net realized gain (loss) from investment transactions	—	10,913	455,865	533,792	—	36,733	1,638,393	2,299,231
Change in net unrealized appreciation (depreciation)of investments	—	65,297	(35,024)	1,662,357	—	2,232	767,358	2,070,082

Net increase (decrease) in net assetsfrom operations	—	75,222	511,816	2,284,514	—	38,616	2,357,259	4,265,349

Increase (decrease) in net assets fromcontract transactions
Payments received from policyholders	—	31,271	614,912	637,014	—	8,795	873,934	898,500
Transfers for contract benefits and terminations	—	(13,628)	(388,243)	(567,227)	—	(14,636)	(585,774)	(749,215)
Contract maintenance charges	—	(8,414)	(313,673)	(331,563)	—	(2,496)	(504,664)	(529,767)
Transfers between subaccounts (including fixedaccount), net	—	(747,028)	(163,925)	(220,658)	—	(254,788)	(138,500)	(413,375)

Net increase (decrease) in net assetsfrom contract transactions	—	(737,799)	(250,929)	(482,434)	—	(263,125)	(355,004)	(793,857)

Total increase (decrease) in net assets	—	(662,577)	260,887	1,802,080	—	(224,509)	2,002,255	3,471,492
Net assets
Beginning of period	—	662,577	10,249,636	8,447,556	—	224,509	14,001,738	10,530,246

End of period	$—	$—	$10,510,523	$10,249,636	$—	$—	$16,003,993	$14,001,738

Analysis of increase (decrease) in units outstanding
Units issued	—	2,457	10,656	9,921	—	1,110	2,328	2,927
Units redeemed	—	(58,569)	(19,293)	(25,728)	—	(14,765)	(4,093)	(8,194)

Increase (decrease) in units outstanding	—	(56,112)	(8,637)	(15,807)	—	(13,655)	(1,765)	(5,267)
Beginning units	—	56,112	310,090	325,897	—	13,655	106,701	111,968

Ending units	—	—	301,453	310,090	—	—	104,936	106,701

(3)

For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Diversified International Account II subaccount. Effective June 14, 2019, the PVC Diversified International Account II merged with the PVC Diversified International Account I. The PVC Diversified International Account I fund was the surviving subaccount.

(4)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC LargeCap Growth Account II subaccount. Effective June 7, 2019, the PVC LargeCap Growth Account II merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds , continued		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds
	SmallCap Account II		Government & High Quality Bond Account II (5)		Income Account II (6)		Short-Term Income Account II (7)
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$(13,391)	$(17,621)	$—	$(90)	$—	$96,032	$—	$—
Net realized gain (loss) from investment transactions	154,703	374,303	—	(2,450)	—	(95,999)	—	11
Change in net unrealized appreciation (depreciation)of investments	357,504	162,001	—	4,953	—	5,990	—	(6)

Net increase (decrease) in net assetsfrom operations	498,816	518,683	—	2,413	—	6,023	—	5

Increase (decrease) in net assets fromcontract transactions
Payments received from policyholders	157,402	167,230	—	2,625	—	4,145	—	—
Transfers for contract benefits and terminations	(104,813)	(123,089)	—	2	—	(2,730)	—	(1)
Contract maintenance charges	(78,694)	(87,691)	—	(833)	—	(1,810)	—	(36)
Transfers between subaccounts (including fixedaccount), net	(42,785)	(8,475)	—	(68,771)	—	(146,701)	—	(162)

Net increase (decrease) in net assetsfrom contract transactions	(68,890)	(52,025)	—	(66,977)	—	(147,096)	—	(199)

Total increase (decrease) in net assets	429,926	466,658	—	(64,564)	—	(141,073)	—	(194)
Net assets
Beginning of period	2,471,523	2,004,865	—	64,564	—	141,073	—	194

End of period	$2,901,449	$2,471,523	$—	$—	$—	$—	$—	$—

Analysis of increase (decrease) in units outstanding
Units issued	9,515	7,039	—	183	—	3,596	—	—
Units redeemed	(14,830)	(11,274)	—	(6,142)	—	(15,687)	—	(18)

Increase (decrease) in units outstanding	(5,315)	(4,235)	—	(5,959)	—	(12,091)	—	(18)
Beginning units	187,542	191,777	—	5,959	—	12,091	—	18

Ending units	182,227	187,542	—	—	—	—	—	—

(5)

For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I fund was the surviving subaccount.

(6)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Income Account II Subaccount. Effective June 7, 2019, the PVC Income Account II merged PVC Core Plus Bond Account I. The PVC Core Plus Bond Account I fund was the surviving subaccount.

(7)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Short-Term Income Account II Subaccount. Effective June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Balanced Portfolio		SAM Conservative Balanced Portfolio		SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$689,410	$744,705	$141,837	$163,173	$999,033	$883,763	$52,079	$69,828
Net realized gain (loss) from investment transactions	1,381,026	1,399,159	136,379	140,285	2,001,559	4,398,130	50,656	87,603
Change in net unrealized appreciation (depreciation)of investments	2,759,001	4,782,823	429,164	676,576	8,228,444	11,356,401	51,580	117,028

Net increase (decrease) in net assetsfrom operations	4,829,437	6,926,687	707,380	980,034	11,229,036	16,638,294	154,315	274,459

Increase (decrease) in net assets fromcontract transactions
Payments received from policyholders	8,242,241	8,316,333	1,604,043	1,665,922	13,715,600	13,984,063	390,694	405,364
Transfers for contract benefits and terminations	(1,890,767)	(2,449,998)	(308,534)	(235,686)	(4,246,047)	(4,205,519)	(107,293)	(303,195)
Contract maintenance charges	(3,651,125)	(3,913,069)	(709,660)	(760,479)	(5,992,550)	(6,457,874)	(188,894)	(198,606)
Transfers between subaccounts (including fixedaccount), net	(511,501)	(703,329)	(53,889)	(96,426)	(1,324,007)	(1,202,515)	(25,669)	(25,504)

Net increase (decrease) in net assetsfrom contract transactions	2,188,848	1,249,937	531,960	573,331	2,152,996	2,118,155	68,838	(121,941)

Total increase (decrease) in net assets	7,018,285	8,176,624	1,239,340	1,553,365	13,382,032	18,756,449	223,153	152,518
Net assets
Beginning of period	43,958,906	35,782,282	7,789,864	6,236,499	90,349,719	71,593,270	2,347,629	2,195,111

End of period	$50,977,191	$43,958,906	$9,029,204	$7,789,864	$103,731,751	$90,349,719	$2,570,782	$2,347,629

Analysis of increase (decrease) in units outstanding
Units issued	180,711	183,680	47,279	46,664	254,001	254,370	12,123	12,814
Units redeemed	(72,310)	(117,501)	(20,233)	(15,323)	(136,854)	(143,396)	(7,857)	(16,440)

Increase (decrease) in units outstanding	108,401	66,179	27,046	31,341	117,147	110,974	4,266	(3,626)
Beginning units	1,944,597	1,878,418	386,166	354,825	3,515,719	3,404,745	127,878	131,504

Ending units	2,052,998	1,944,597	413,212	386,166	3,632,866	3,515,719	132,144	127,878

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management
	(“SAM”) Portfolios , Continued
	SAM Strategic Growth Portfolio
	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$1,146,536	$780,643
Net realized gain (loss) from investment transactions	3,296,829	5,921,188
Change in net unrealized appreciation (depreciation)of investments	12,190,952	16,508,922

Net increase (decrease) in net assetsfrom operations	16,634,317	23,210,753

Increase (decrease) in net assets fromcontract transactions
Payments received from policyholders	17,484,074	18,148,269
Transfers for contract benefits and terminations	(5,545,251)	(5,947,043)
Contract maintenance charges	(7,807,298)	(8,496,527)
Transfers between subaccounts (including fixedaccount), net	(2,176,430)	(1,794,152)

Net increase (decrease) in net assetsfrom contract transactions	1,955,095	1,910,547

Total increase (decrease) in net assets	18,589,412	25,121,300
Net assets
Beginning of period	112,121,215	86,999,915

End of period	$130,710,627	$112,121,215

Analysis of increase (decrease) in units outstanding
Units issued	320,264	335,886
Units redeemed	(220,498)	(221,135)

Increase (decrease) in units outstanding	99,766	114,751
Beginning units	4,188,281	4,073,530

Ending units	4,288,047	4,188,281

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

1. The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account. The Account is currently composed of sixty subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio (1)

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

Deutsche DWS Variable Series I – Class A Shares

DWS Bond VIP

DWS Core Equity VIP

DWS CROCI® International VIP

DWS Global Small Cap VIP

Deutsche DWS Variable Series II – Class A Shares

DWS CROCI® U.S. VIP

DWS Government & Agency Securities VIP (2)

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

1. The Company

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Enterprise Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset

Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

1. The Company

The Life Accumulator portfolio includes:

Deutsche DWS Investments VIT Funds – Class B Shares

DWS Equity 500 Index VIP

Deutsche DWS Variable Series II – Class A Shares

DWS CROCI® U.S. VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund Small Cap Equity Insights Fund

Janus Henderson

VIT Enterprise Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds

Diversified International Account I

LargeCap Growth Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds

Core Plus Bond Account I

Government & High Quality Bond Account I

Short-Term Income Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

1. The Company

The EssentialLife Variable Universal Life portfolio includes:

American Funds Insurance Series

Asset Allocation Fund

Capital Income Builder Fund

Global Growth and Income Fund

Global Growth Fund

Growth Fund

Growth-Income Fund

International Fund

BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

Deutsche DWS Variable Series I – Class A Shares

DWS Bond VIP

DWS CROCI® International VIP

DWS Global Small Cap VIP

Deutsche DWS Variable Series II – Class A Shares

DWS CROCI® U.S. VIP

DWS Government & Agency Securities VIP (2)

DWS Government Money Market VIP

DWS High Income VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

1. The Company

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.
(2)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liqudated on February 27, 2020.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2020. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends

Dividend income received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

3. Expenses and Related Party Transactions

Fees and Charges	Variable Universal Life	Life Accumulator	Essential Life Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender	N/A	$11.52 – $51.68 per $1,000 of face amount	N/A
Deferred Sales Charge Component	$50 – $75 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Administrative Component	$5.32 – $17.50 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12
Cost of Insurance Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 – $83.07 per $1,000 of benefit amount	$0.03 – $83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount
Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	N/A

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1,000 per $1,000 of benefit amount	$0 – $1,000 per $1,000 of benefit amount	$0 – $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 – $0.88 per $1,000 of benefit amount	$0.06 – $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% – 5.0% of the policy loan balance	0.25% of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 – $0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 – $40 per $100 of monthly benefit	$4 – $40 per $100 of monthly benefit	$4 – $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 – $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 – $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC (“FFS”), a wholly-owned subsidiary of Farmers Insurance Group, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios’ service providers for administrative and other services performed relating to Variable Account operations.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2020 consist of the following:

	Purchases	Sales
American Funds Insurance Series
Asset Allocation Fund	$1,058,838	$125,469
Capital Income Builder Fund	1,135,172	124,772
Global Growth and Income Fund	1,019,211	62,497
Global Growth Fund	1,466,447	175,932
Growth Fund	5,274,806	329,393
Growth-Income Fund	2,405,480	223,535
International Fund	405,494	63,425
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$326,952	$109,921
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$626,281	$517,097
Quality Bond Portfolio	21,676	1,432,582
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$30,779	$6,187
Deutsche DWS Investments VIT Funds – Class B Shares
DWS Equity 500 Index VIP	$293,072	$209,818
Deutsche DWS Variable Series I – Class A Shares
DWS Bond VIP	$1,048,445	$554,538
DWS Core Equity VIP	369,765	401,674
DWS CROCI® International VIP	1,628,439	405,854
DWS Global Small Cap VIP	864,857	754,622
Deutsche DWS Variable Series II – Class A Shares
DWS CROCI® U.S. VIP	$5,549,960	$690,024
DWS Government & Agency Securities VIP	43,993	2,900,442
DWS Government Money Market VIP	5,329,995	522,292
DWS High Income VIP	1,056,226	426,744
DWS Small Mid Cap Growth VIP	26,708	91,042
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio	$8,046,584	$4,324,251
VIP Index 500 Portfolio	4,904,671	1,675,281
VIP Mid Cap Portfolio	2,845,512	1,746,430
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$24,832	$11,657
VIP Freedom 2010 Portfolio	37,317	6,635
VIP Freedom 2015 Portfolio	48,189	8,752
VIP Freedom 2020 Portfolio	219,734	104,274
VIP Freedom 2025 Portfolio	333,650	199,463
VIP Freedom 2030 Portfolio	1,363,384	763,125
VIP Freedom Income Portfolio	162,049	75,318

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

4. Purchases and Sales of Investments

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$192,513	$164,723
VIP FundsManager 50% Portfolio	639,890	105,632
VIP FundsManager 70% Portfolio	933,582	382,271
VIP FundsManager 85% Portfolio	1,160,930	426,410
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund	$602,091	$403,257
Small – Mid Cap Growth VIP Fund	2,743,327	1,048,121
Small Cap Value VIP Fund	1,914,017	603,398
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund	$543,545	$374,213
Small Cap Equity Insights Fund	392,889	281,123
Strategic Growth Fund	2,220,593	1,914,198
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$2,300,786	$786,061
VIT Enterprise Portfolio (Service Shares)	415,767	263,969
VIT Forty Portfolio (Institutional Shares)	6,319,024	3,886,504
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$1,261,660	$389,092
VIT Low Duration Portfolio	853,902	395,896
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
Diversified International Account I	$58,732	$67,272
LargeCap Growth Account I	33,579	5,875
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
Core Plus Bond Account I	$10,364	$11,909
Government & High Quality Bond Account I	79,259	2,677
Short-Term Income Account I	2,291	6
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$460,156	$608,557
Equity Income Account II	702,133	594,303
MidCap Account II	1,651,058	712,377
SmallCap Account II	277,767	193,049
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$6,077,412	$1,749,013
SAM Conservative Balanced Portfolio	1,238,759	412,182
SAM Conservative Growth Portfolio	8,480,617	3,844,410
SAM Flexible Income Portfolio	332,330	155,871
SAM Strategic Growth Portfolio	11,654,840	5,803,405

	$101,522,331	$44,628,820

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
BNY Mellon Sustainable U.S. Equity Portfolio Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2020	7,767	532	(728)	7,571	$26.91
	2019	9,679	638	(2,550)	7,767	21.92
BNY Mellon Variable Investment Fund – Service Class Shares subaccount
Opportunistic Small Cap Portfolio	2020	247,446	12,685	(16,794)	243,337	$24.63
	2019	249,833	11,180	(13,567)	247,446	20.78
Quality Bond Portfolio	2020	84,167	978	(85,145)	—	16.70
	2019	83,642	5,486	(4,961)	84,167	16.72
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2020	7,376	571	(193)	7,754	$31.33
	2019	8,864	392	(1,880)	7,376	28.16
Deutsche DWS Variable Series I – Class subaccounts
DWS Bond VIP	2020	448,115	34,457	(25,870)	456,702	$19.29
	2019	449,341	21,139	(22,365)	448,115	17.84
DWS Core Equity VIP	2020	175,012	4,792	(14,283)	165,521	30.95
	2019	183,328	6,721	(15,037)	175,012	26.89
DWS CROCI® International VIP	2020	1,614,507	118,267	(31,598)	1,701,176	8.66
	2019	1,614,216	74,834	(74,543)	1,614,507	8.51
DWS Global Small Cap VIP	2020	398,309	18,549	(18,046)	398,812	29.44
	2019	395,547	18,416	(15,654)	398,309	25.31
Deutsche DWS Variable Series II – Class subaccounts
DWS CROCI® U.S. VIP	2020	853,617	83,657	(13,680)	923,594	$35.75
	2019	880,722	21,883	(48,988)	853,617	41.07
DWS Government & Agency Securities VIP	2020	94,893	1,060	(95,953)	—	19.27
	2019	94,946	5,577	(5,630)	94,893	19.19
DWS Government Money Market VIP	2020	129,355	317,474	(25,542)	421,287	11.29
	2019	127,319	9,764	(7,728)	129,355	11.36
DWS High Income VIP	2020	198,306	10,737	(7,997)	201,046	27.91
	2019	200,794	6,503	(8,991)	198,306	26.51
DWS Small Mid Cap Growth VIP	2020	57,075	2,250	(9,101)	50,224	12.58
	2019	58,347	3,367	(4,639)	57,075	9.75
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2020	938,081	20,149	(70,028)	888,202	$41.71
	2019	983,395	15,780	(61,094)	938,081	29.28
VIP Index 500 Portfolio	2020	871,568	19,228	(32,695)	858,101	35.88
	2019	907,065	19,681	(55,178)	871,568	30.64
VIP Mid Cap Portfolio	2020	223,580	8,323	(15,668)	216,235	55.93
	2019	228,864	16,702	(21,986)	223,580	47.81
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2020	242,468	10,335	(15,361)	237,442	$29.42
	2019	244,841	13,238	(15,611)	242,468	25.33
Small – Mid Cap Growth VIP Fund	2020	144,759	3,789	(12,342)	136,206	43.03
	2019	150,617	3,841	(9,699)	144,759	28.00
Small Cap Value VIP Fund	2020	136,505	11,185	(7,361)	140,329	30.41
	2019	138,514	6,732	(8,741)	136,505	29.17

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2020	207,591	10,275	(8,009)	209,857	$48.08
	2019	217,252	4,172	(13,833)	207,591	44.75
Small Cap Equity Insights Fund	2020	96,293	7,956	(5,335)	98,914	37.44
	2019	99,387	3,357	(6,451)	96,293	34.79
Strategic Growth Fund	2020	714,760	5,009	(53,562)	666,207	41.37
	2019	750,969	9,812	(46,021)	714,760	29.71
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2020	129,098	6,862	(9,333)	126,627	$36.24
	2019	127,030	7,801	(5,733)	129,098	32.07
VIT Enterprise Portfolio (Service Shares)	2020	88,676	2,942	(4,238)	87,380	48.28
	2019	92,353	2,575	(6,252)	88,676	40.87
VIT Forty Portfolio (Institutional Shares)	2020	1,196,864	8,390	(89,460)	1,115,794	38.37
	2019	1,267,290	17,533	(87,959)	1,196,864	27.77
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2020	180,561	23,268	(9,769)	194,060	$25.33
	2019	179,202	9,313	(7,954)	180,561	24.21
VIT Low Duration Portfolio	2020	271,463	25,490	(15,755)	281,198	16.98
	2019	267,503	15,532	(11,572)	271,463	16.64
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2020	71,423	3,376	(5,502)	69,297	$41.43
	2019	69,449	5,078	(3,104)	71,423	35.30
Equity Income Account II	2020	195,526	6,955	(11,725)	190,756	42.55
	2019	206,697	6,172	(17,343)	195,526	40.44
MidCap Account II	2020	68,463	1,470	(3,191)	66,742	223.42
	2019	73,091	1,198	(5,826)	68,463	190.94
SmallCap Account II	2020	173,505	8,954	(12,985)	169,474	15.88
	2019	178,470	5,607	(10,572)	173,505	13.15
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2020	478,457	20,446	(26,456)	472,447	$32.47
	2019	486,436	23,735	(31,714)	478,457	29.52
SAM Conservative Balanced Portfolio	2020	90,520	6,854	(7,147)	90,227	27.27
	2019	87,445	5,295	(2,220)	90,520	25.19
SAM Conservative Growth Portfolio	2020	1,242,009	36,532	(71,453)	1,207,088	36.86
	2019	1,260,775	37,792	(56,558)	1,242,009	33.01
SAM Flexible Income Portfolio	2020	34,897	1,509	(2,571)	33,835	24.05
	2019	45,522	2,140	(12,765)	34,897	22.67
SAM Strategic Growth Portfolio	2020	1,445,366	42,650	(72,770)	1,415,246	40.14
	2019	1,495,088	38,263	(87,985)	1,445,366	35.18

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Life Accumulator-During The First Ten Policy Years
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Deutsche DWS Investments VIT Funds – Class subaccount
DWS Equity 500 Index VIP	2020	—	—	—	—	$—
	2019	—	—	—	—	—
Deutsche DWS Variable Series II – Class subaccount
DWS CROCI® U.S. VIP	2020	—	—	—	—	$—
	2019	—	—	—	—	—
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2020	—	—	—	—	$—
	2019	—	—	—	—	—
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2020	—	—	—	—	$—
	2019	—	—	—	—	—
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2020	—	—	—	—	$—
	2019	—	—	—	—	—
Small Cap Equity Insights Fund	2020	—	—	—	—	—
	2019	—	—	—	—	—
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2020	—	—	—	—	$—
	2019	—	—	—	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds subaccounts
Diversified International Account I	2020	—	—	—	—	$—
	2019	—	—	—	—	—
LargeCap Growth Account I	2020	1,411	262	(33)	1,640	15.52
	2019	—	1,431	(20)	1,411	11.47
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2020	—	—	—	—	$—
	2019	—	—	—	—	—
Government & High Quality Bond Account I	2020	—	—	—	—	$—
	2019	—	—	—	—	—
Short-Term Income Account I	2020	—	—	—	—	$—
	2019	—	—	—	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2020	2	—	(1)	1	$60.79
	2019	4	59	(61)	2	51.69
Equity Income Account II	2020	—	—	—	—	—
	2019	—	—	—	—	—
MidCap Account II	2020	—	—	—	—	—
	2019	—	—	—	—	—
SmallCap Account II	2020	—	—	—	—	—
	2019	—	—	—	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2020	1,445	116	(22)	1,539	$32.30
	2019	1,405	63	(23)	1,445	29.31
SAM Conservative Balanced Portfolio	2020	—	275	(15)	260	26.84
	2019	—	—	—	—	24.74

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

SAM Conservative Growth Portfolio	2020	35	30	(30)	35	37.07
	2019	30	35	(30)	35	33.13
SAM Flexible Income Portfolio	2020	—	—	—	—	23.47
	2019	—	—	—	—	22.09
SAM Strategic Growth Portfolio	2020	168	109	(150)	127	40.82
	2019	250	805	(887)	168	35.71

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Deutsche DWS Investments VIT Funds – Class subaccount
DWS Equity 500 Index VIP	2020	119,677	5,038	(9,155)	115,560	$25.54
	2019	120,251	3,495	(4,069)	119,677	21.78
Deutsche DWS Variable Series II – Class subaccount
DWS CROCI® U.S. VIP	2020	19,698	991	(2,139)	18,550	$14.21
	2019	19,173	2,319	(1,794)	19,698	16.23
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2020	45,174	9,542	(19,486)	35,230	$37.38
	2019	48,432	5,704	(8,962)	45,174	26.08
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2020	49,135	8,971	(10,114)	47,992	$18.71
	2019	46,645	8,684	(6,194)	49,135	17.84
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2020	9,901	269	(143)	10,027	$18.82
	2019	11,422	319	(1,840)	9,901	17.42
Small Cap Equity Insights Fund	2020	29,954	7,654	(5,408)	32,200	20.90
	2019	32,336	3,342	(5,724)	29,954	19.30
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2020	20,104	797	(3,267)	17,634	$30.85
	2019	23,517	1,055	(4,468)	20,104	25.96
Principal Variable Contracts Funds, Inc. (“PVC”) –Class 1 Equity Funds subaccounts
Diversified International Account I	2020	75,996	3,888	(6,680)	73,204	$12.63
	2019	—	78,121	(2,125)	75,996	10.91
LargeCap Growth Account I	2020	21,923	998	(341)	22,580	15.61
	2019	—	25,099	(3,176)	21,923	11.50
Principal Variable Contracts Funds, Inc. (“PVC”)– Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2020	12,462	534	(1,077)	11,919	$11.32
	2019	—	13,288	(826)	12,462	10.37
Government & High Quality Bond Account I	2020	7,037	7,325	(227)	14,135	10.48
	2019	—	7,113	(76)	7,037	10.22
Short-Term Income Account I	2020	89	217	(1)	305	10.48
	2019	—	91	(2)	89	10.17
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2020	110,484	3,534	(18,499)	95,519	$25.87
	2019	122,650	19,434	(31,600)	110,484	21.90
Equity Income Account II	2020	114,564	3,701	(7,568)	110,697	21.63
	2019	119,200	3,749	(8,385)	114,564	20.44
MidCap Account II	2020	38,238	858	(902)	38,194	28.61
	2019	38,877	1,729	(2,368)	38,238	24.30
SmallCap Account II	2020	14,037	561	(1,845)	12,753	16.43
	2019	13,307	1,432	(702)	14,037	13.53
Principal Variable Contracts Funds, Inc. (“PVC”)Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2020	171,824	6,459	(4,383)	173,900	$17.68
	2019	174,199	7,267	(9,642)	171,824	15.98
SAM Conservative Balanced Portfolio	2020	27,337	1,856	(1,561)	27,632	15.90
	2019	26,280	2,225	(1,168)	27,337	14.60

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

SAM Conservative Growth Portfolio	2020	250,519	15,356	(13,636)	252,239	19.54
	2019	260,451	10,104	(20,036)	250,519	17.39
SAM Flexible Income Portfolio	2020	32,482	1,948	(325)	34,105	14.73
	2019	31,165	1,702	(385)	32,482	13.80
SAM Strategic Growth Portfolio	2020	356,220	11,588	(37,896)	329,912	20.89
	2019	384,323	28,579	(56,682)	356,220	18.20

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
American Funds Insurance Series subaccounts
Asset Allocation Fund	2020	155,583	70,681	(8,796)	217,468	$15.92
	2019	96,052	64,825	(5,294)	155,583	14.20
Capital Income Builder Fund	2020	198,616	90,374	(10,542)	278,448	12.79
	2019	122,738	86,443	(10,565)	198,616	12.28
Global Growth and Income Fund	2020	139,412	65,309	(4,106)	200,614	17.02
	2019	84,908	60,494	(5,990)	139,412	15.70
Global Growth Fund	2020	178,394	78,171	(10,005)	246,560	21.74
	2019	108,100	79,258	(8,964)	178,394	16.71
Growth Fund	2020	710,577	234,370	(14,410)	930,537	27.67
	2019	457,203	270,588	(17,214)	710,577	18.25
Growth-Income Fund	2020	323,518	136,127	(12,916)	446,729	18.56
	2019	202,716	137,152	(16,350)	323,518	16.39
International Fund	2020	58,546	30,490	(4,357)	84,679	16.40
	2019	37,360	24,029	(2,843)	58,546	14.44
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2020	73,076	9,210	(3,139)	79,147	$34.53
	2019	62,574	18,333	(7,831)	73,076	27.96
BNY Mellon Variable Investment Fund – Service Class Shares subaccount
Opportunistic Small Cap Portfolio	2020	115,466	21,682	(7,593)	129,555	$26.83
	2019	101,640	19,379	(5,553)	115,466	22.50
Deutsche DWS Variable Series I – Class subaccounts
DWS Bond VIP	2020	62,544	13,588	(3,891)	72,241	$15.17
	2019	54,318	11,107	(2,881)	62,544	13.95
DWS CROCI® International VIP	2020	214,160	35,012	(11,701)	237,471	11.11
	2019	195,050	31,142	(12,032)	214,160	10.86
DWS Global Small Cap VIP	2020	209,022	26,762	(14,019)	221,765	20.55
	2019	187,076	29,805	(7,859)	209,022	17.57
Deutsche DWS Variable Series II – Class subaccounts
DWS CROCI® U.S. VIP	2020	115,036	26,047	(4,538)	136,545	$24.06
	2019	108,368	12,685	(6,017)	115,036	27.48
DWS Government & Agency Securities VIP (2)	2020	71,908	1,835	(73,743)	—	14.25
	2019	54,750	20,118	(2,960)	71,908	14.18
DWS Government Money Market VIP	2020	61,887	171,820	(21,609)	212,098	10.13
	2019	48,623	17,900	(4,636)	61,887	10.14
DWS High Income VIP	2020	122,557	19,329	(10,033)	131,853	21.75
	2019	111,358	15,560	(4,361)	122,557	20.53
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2020	486,847	66,213	(31,342)	521,718	$47.29
	2019	440,054	70,566	(23,773)	486,847	32.99
VIP Index 500 Portfolio	2020	629,288	116,250	(16,833)	728,705	35.85
	2019	530,540	130,219	(31,471)	629,288	30.44
VIP Mid Cap Portfolio	2020	653,880	115,759	(42,954)	726,685	28.11
	2019	586,757	98,571	(31,448)	653,880	23.89

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2020	8,577	1,109	(661)	9,025	$18.74
	2019	7,272	1,683	(378)	8,577	16.94
VIP Freedom 2010 Portfolio	2020	7,848	1,527	(341)	9,034	20.84
	2019	7,464	1,576	(1,192)	7,848	18.62
VIP Freedom 2015 Portfolio	2020	11,872	1,740	(438)	13,174	21.84
	2019	10,720	2,083	(931)	11,872	19.29
VIP Freedom 2020 Portfolio	2020	61,519	6,935	(4,983)	63,471	22.59
	2019	58,107	7,617	(4,205)	61,519	19.75
VIP Freedom 2025 Portfolio	2020	87,984	11,088	(9,255)	89,817	24.22
	2019	90,787	12,597	(15,400)	87,984	21.00
VIP Freedom 2030 Portfolio	2020	390,333	40,962	(35,000)	396,295	24.93
	2019	347,518	65,702	(22,887)	390,333	21.44
VIP Freedom Income Portfolio	2020	49,597	8,691	(4,793)	53,495	17.09
	2019	43,959	9,022	(3,384)	49,597	15.54
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2020	66,891	11,593	(11,035)	67,449	$16.16
	2019	58,362	13,536	(5,007)	66,891	15.00
VIP FundsManager 50% Portfolio	2020	177,140	28,387	(5,437)	200,090	21.21
	2019	173,819	26,520	(23,199)	177,140	18.68
VIP FundsManager 70% Portfolio	2020	328,836	35,041	(18,257)	345,620	24.00
	2019	313,762	38,577	(23,503)	328,836	20.76
VIP FundsManager 85% Portfolio	2020	358,052	39,521	(19,249)	378,324	26.04
	2019	330,753	44,088	(16,789)	358,052	22.27
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small – Mid Cap Growth VIP Fund	2020	264,849	29,734	(19,786)	274,797	$41.94
	2019	246,961	36,807	(18,919)	264,849	27.12
Small Cap Value VIP Fund	2020	195,445	42,808	(10,032)	228,221	25.85
	2019	178,766	29,186	(12,507)	195,445	24.65
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2020	462,206	60,826	(17,832)	505,200	$29.41
	2019	422,405	60,232	(20,431)	462,206	25.87
VIT Forty Portfolio (Institutional Shares)	2020	580,905	54,977	(26,151)	609,731	44.11
	2019	535,509	75,830	(30,434)	580,905	31.74
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2020	87,486	18,886	(7,334)	99,038	$19.51
	2019	79,402	13,734	(5,650)	87,486	18.54
VIT Low Duration Portfolio	2020	88,013	28,662	(8,867)	107,808	13.48
	2019	75,562	16,304	(3,853)	88,013	13.13
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2020	1,292,871	153,690	(41,449)	1,405,112	$23.14
	2019	1,216,378	152,615	(76,122)	1,292,871	20.92
SAM Conservative Balanced Portfolio	2020	268,309	38,294	(11,510)	295,093	20.75
	2019	241,100	39,144	(11,935)	268,309	19.05
SAM Conservative Growth Portfolio	2020	2,023,156	202,083	(51,735)	2,173,504	24.98
	2019	1,883,489	206,439	(66,772)	2,023,156	22.24
SAM Flexible Income Portfolio	2020	60,499	8,666	(4,961)	64,204	19.55
	2019	54,817	8,972	(3,290)	60,499	18.32
SAM Strategic Growth Portfolio	2020	2,386,527	265,917	(109,681)	2,542,763	26.35
	2019	2,193,869	268,239	(75,581)	2,386,527	22.96

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio*	Lowest to Highest			Lowest to Highest
American Funds Insurance Series
Asset Allocation Fund
2020	217,468	$15.92	to	$15.92	$3,461,957	1.85%	0.30%	to	0.30%	12.12%	to	12.12%
2019	155,583	14.20	to	14.20	2,209,065	2.24%	0.30%	to	0.30%	20.87%	to	20.87%
2018	96,052	11.75	to	11.75	1,128,334	2.16%	0.30%	to	0.30%	(4.89%)	to	(4.89%)
2017	41,236	12.35	to	12.35	509,318	2.24%	0.30%	to	0.30%	15.88%	to	15.88%
2016 (1)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital Income Builder Fund
2020	278,448	$12.79	to	$12.79	$3,562,015	2.97%	0.30%	to	0.30%	4.17%	to	4.17%
2019	198,616	12.28	to	12.28	2,439,156	3.00%	0.30%	to	0.30%	17.53%	to	17.53%
2018	122,738	10.45	to	10.45	1,282,447	3.13%	0.30%	to	0.30%	(7.36%)	to	(7.36%)
2017	55,409	11.28	to	11.28	624,982	3.06%	0.30%	to	0.30%	12.70%	to	12.70%
2016 (2)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth and Income Fund
2020	200,614	$17.02	to	$17.02	$3,413,701	1.45%	0.30%	to	0.30%	8.41%	to	8.41%
2019	139,412	15.70	to	15.70	2,188,332	2.29%	0.30%	to	0.30%	30.75%	to	30.75%
2018	84,908	12.01	to	12.01	1,019,346	2.12%	0.30%	to	0.30%	(9.90%)	to	(9.90%)
2017	37,525	13.32	to	13.32	499,993	3.40%	0.30%	to	0.30%	25.69%	to	25.69%
2016 (3)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth Fund
2020	246,560	$21.74	to	$21.74	$5,359,449	0.38%	0.30%	to	0.30%	30.07%	to	30.07%
2019	178,394	16.71	to	16.71	2,981,174	1.36%	0.30%	to	0.30%	34.87%	to	34.87%
2018	108,100	12.39	to	12.39	1,339,404	0.90%	0.30%	to	0.30%	(9.32%)	to	(9.32%)
2017	46,166	13.66	to	13.66	630,771	1.06%	0.30%	to	0.30%	31.08%	to	31.08%
2016 (4)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth Fund
2020	930,537	$27.67	to	$27.67	$25,752,238	0.32%	0.30%	to	0.30%	51.62%	to	51.62%
2019	710,577	18.25	to	18.25	12,969,562	0.86%	0.30%	to	0.30%	30.38%	to	30.38%
2018	457,203	14.00	to	14.00	6,400,359	0.53%	0.30%	to	0.30%	(0.55%)	to	(0.55%)
2017	208,298	14.08	to	14.08	2,932,005	0.74%	0.30%	to	0.30%	27.91%	to	27.91%
2016 (5)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth-Income Fund
2020	446,729	$18.56	to	$18.56	$8,291,231	1.52%	0.30%	to	0.30%	13.21%	to	13.21%
2019	323,518	16.39	to	16.39	5,304,039	1.98%	0.30%	to	0.30%	25.76%	to	25.76%
2018	202,716	13.04	to	13.04	2,642,748	1.82%	0.30%	to	0.30%	(2.08%)	to	(2.08%)
2017	95,740	13.31	to	13.31	1,274,671	2.04%	0.30%	to	0.30%	22.02%	to	22.02%
2016 (6)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
International Fund
2020	84,679	$16.40	to	$16.40	$1,389,060	0.74%	0.30%	to	0.30%	13.63%	to	13.63%
2019	58,546	14.44	to	14.44	845,166	1.73%	0.30%	to	0.30%	22.51%	to	22.51%
2018	37,360	11.78	to	11.78	440,210	2.29%	0.30%	to	0.30%	(13.39%)	to	(13.39%)
2017	15,619	13.61	to	13.61	212,497	2.00%	0.30%	to	0.30%	31.75%	to	31.75%
2016 (7)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
BNY Mellon Variable Investment Fund – Service Class Shares (8)
Opportunistic Small Cap Portfolio
2020	372,892	$24.63	to	$26.83	$9,468,825	0.41%	0.30%	to	0.90%	18.51%	to	19.22%
2019	362,912	20.78	to	22.50	7,740,961	0.00%	0.30%	to	0.90%	20.41%	to	21.13%
2018	351,473	17.26	to	18.58	6,200,489	0.00%	0.30%	to	0.90%	(20.01%)	to	(19.53%)
2017	348,647	21.58	to	23.09	7,660,842	0.00%	0.30%	to	0.90%	23.26%	to	16.44%
2016	348,536	17.51	to	18.62	6,191,415	0.00%	0.30%	to	0.90%	15.75%	to	(2.81%)
Quality Bond Portfolio
2020 (9)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	84,167	16.72	to	16.72	1,407,259	1.67%	0.90%	to	0.90%	6.95%	to	6.95%
2018	83,642	15.63	to	15.63	1,307,651	2.49%	0.90%	to	0.90%	(3.60%)	to	(3.60%)
2017	82,879	16.22	to	16.22	1,344,080	1.86%	0.90%	to	0.90%	3.32%	to	0.37%
2016	82,826	15.70	to	15.70	1,300,032	1.52%	0.90%	to	0.90%	0.37%	to	(2.76%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares (8)
Sustainable U.S. Equity Portfolio
2020	86,718	$26.91	to	$34.53	$2,936,616	0.86%	0.30%	to	0.90%	22.75%	to	23.48%
2019	80,843	21.92	to	27.96	2,213,681	1.19%	0.30%	to	0.90%	32.81%	to	33.61%
2018	72,253	16.50	to	20.93	1,469,387	1.45%	0.30%	to	0.90%	(5.49%)	to	(4.93%)
2017	63,433	17.46	to	22.01	1,353,397	0.89%	0.30%	to	0.90%	14.02%	to	14.70%
2016	55,156	15.32	to	19.19	1,019,392	0.91%	0.30%	to	0.90%	9.09%	to	9.75%
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2020	7,754	$31.33	to	$31.33	$242,951	0.45%	0.90%	to	0.90%	11.24%	to	11.24%
2019	7,376	28.16	to	28.16	207,772	0.42%	0.90%	to	0.90%	30.19%	to	30.19%
2018	8,864	21.63	to	21.63	191,778	0.54%	0.90%	to	0.90%	(5.29%)	to	(5.29%)
2017	8,881	22.84	to	22.84	202,853	0.68%	0.90%	to	0.90%	10.66%	to	10.66%
2016	9,130	20.64	to	20.64	188,456	0.00%	0.90%	to	0.90%	6.28%	to	6.28%
Deutsche DWS Investments VIT Funds Class B Shares (10)
DWS Equity 500 Index VIP
2020	115,560	$25.54	to	$25.54	$2,951,171	1.33%	0.30%	to	0.30%	17.28%	to	17.28%
2019	119,677	21.78	to	21.78	2,606,060	1.60%	0.30%	to	0.30%	30.27%	to	30.27%
2018	120,251	16.72	to	16.72	2,010,070	1.39%	0.30%	to	0.30%	(5.22%)	to	(5.22%)
2017	124,293	17.64	to	32.98	2,208,885	1.42%	0.30%	to	0.70%	20.23%	to	20.71%
2016	194,111	14.61	to	27.43	2,920,405	1.75%	0.30%	to	0.70%	10.54%	to	10.98%
Deutsche DWS Variable Series I – Class A Shares (10)
DWS Bond VIP
2020	528,943	$15.17	to	$19.29	$9,904,233	2.71%	0.30%	to	0.90%	8.10%	to	8.75%
2019	510,659	13.95	to	17.84	8,867,616	3.08%	0.30%	to	0.90%	9.64%	to	10.29%
2018	503,659	12.65	to	16.27	7,999,357	4.44%	0.30%	to	0.90%	(3.53%)	to	(2.95%)
2017	493,156	13.03	to	16.87	8,135,512	2.39%	0.30%	to	0.90%	4.89%	to	5.52%
2016	469,730	12.35	to	16.08	7,399,495	5.02%	0.30%	to	0.90%	4.98%	to	5.61%
DWS Core Equity VIP
2020	165,521	$30.95	to	$30.95	$5,122,619	1.35%	0.90%	to	0.90%	15.10%	to	15.10%
2019	175,012	26.89	to	26.89	4,705,954	1.09%	0.90%	to	0.90%	29.14%	to	29.14%
2018	183,328	20.82	to	20.82	3,817,238	1.77%	0.90%	to	0.90%	(6.53%)	to	(6.53%)
2017	190,223	22.28	to	22.28	4,237,584	1.16%	0.90%	to	0.90%	19.94%	to	19.94%
2016	193,962	18.57	to	18.57	3,602,469	1.41%	0.90%	to	0.90%	9.49%	to	9.49%
DWS CROCI® International VIP
2020	1,938,647	$8.66	to	$11.11	$17,362,692	3.39%	0.30%	to	0.90%	1.69%	to	2.30%
2019	1,828,667	8.51	to	10.86	16,067,294	2.96%	0.30%	to	0.90%	20.69%	to	21.41%
2018	1,809,266	7.05	to	8.94	13,128,872	1.03%	0.30%	to	0.90%	(15.16%)	to	(14.65%)
2017	1,734,207	8.31	to	10.48	14,780,362	6.89%	0.30%	to	0.90%	20.88%	to	21.60%
2016	1,720,063	6.88	to	8.62	12,090,578	10.25%	0.30%	to	0.90%	(0.16%)	to	0.44%
DWS Global Small Cap VIP
2020	620,577	$20.55	to	$29.44	$16,299,795	0.79%	0.30%	to	0.90%	16.31%	to	17.01%
2019	607,331	17.57	to	25.31	13,753,985	0.00%	0.30%	to	0.90%	20.21%	to	20.93%
2018	582,623	14.53	to	21.06	11,046,886	0.28%	0.30%	to	0.90%	(21.22%)	to	(20.75%)
2017	556,600	18.33	to	26.73	13,480,879	0.00%	0.30%	to	0.90%	18.96%	to	19.66%
2016	541,245	15.32	to	22.47	11,106,266	0.38%	0.30%	to	0.90%	0.67%	to	1.27%
Deutsche DWS Variable Series II Class A Shares (10)
DWS CROCI® U.S. VIP
2020	1,078,690	$14.21	to	$35.75	$36,569,410	2.31%	0.30%	to	0.90%	(12.94%)	to	(12.42%)
2019	988,352	16.23	to	41.07	38,536,676	1.89%	0.30%	to	0.90%	31.77%	to	32.56%
2018	1,008,263	12.24	to	31.17	29,930,333	2.47%	0.30%	to	0.90%	(11.30%)	to	(10.77%)
2017	1,005,538	13.72	to	35.14	33,814,712	1.48%	0.30%	to	0.90%	21.79%	to	22.52%
2016	1,004,972	11.20	to	28.85	27,870,211	1.00%	0.30%	to	0.90%	(5.24%)	to	(4.67%)
DWS Government & Agency Securities VIP
2020 (11)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	166,801	14.18	to	19.19	2,841,033	2.64%	0.30%	to	0.90%	5.48%	to	6.11%
2018	149,696	13.36	to	18.20	2,459,411	2.64%	0.30%	to	0.90%	(0.36%)	to	0.24%
2017	143,644	13.33	to	18.26	2,385,004	2.48%	0.30%	to	0.90%	0.77%	to	1.37%
2016	138,363	13.15	to	18.12	2,302,494	3.00%	0.30%	to	0.90%	0.25%	to	0.85%
DWS Government Money Market VIP
2020	633,385	$10.13	to	$11.29	$6,903,856	0.11%	0.30%	to	0.90%	(0.66%)	to	(0.07%)
2019	191,242	10.14	to	11.36	2,097,181	1.75%	0.30%	to	0.90%	0.86%	to	1.47%
2018	175,942	9.99	to	11.26	1,920,044	1.39%	0.30%	to	0.90%	0.48%	to	1.09%
2017	167,675	9.89	to	11.21	1,820,915	0.46%	0.30%	to	0.90%	(0.44%)	to	0.15%
2016	159,091	9.87	to	11.26	1,734,616	0.05%	0.30%	to	0.90%	(0.84%)	to	(0.25%)
DWS High Income VIP
2020	332,899	$21.75	to	$27.91	$8,479,341	5.37%	0.30%	to	0.90%	5.29%	to	5.92%
2019	320,863	20.53	to	26.51	7,773,610	5.63%	0.30%	to	0.90%	14.66%	to	15.34%
2018	312,152	17.80	to	23.12	6,625,032	7.80%	0.30%	to	0.90%	(3.39%)	to	(2.81%)
2017	304,868	18.31	to	23.93	6,727,252	5.69%	0.30%	to	0.90%	6.55%	to	7.19%
2016	289,365	17.09	to	22.46	6,029,348	6.04%	0.30%	to	0.90%	11.86%	to	12.53%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

DWS Small Mid Cap Growth VIP
2020	50,224	$12.58	to	$12.58	$631,836	0.05%	0.90%	to	0.90%	29.01%	to	29.01%
2019	57,075	9.75	to	9.75	556,551	0.00%	0.90%	to	0.90%	21.32%	to	21.32%
2018	58,347	8.04	to	8.04	468,960	0.00%	0.90%	to	0.90%	(14.36%)	to	(14.36%)
2017	58,124	9.39	to	9.39	545,532	0.10%	0.90%	to	0.90%	21.03%	to	21.03%
2016	56,483	7.75	to	7.75	438,012	0.00%	0.90%	to	0.90%	8.10%	to	8.10%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio
2020	1,445,150	$37.38	to	$47.29	$63,031,377	0.06%	0.30%	to	0.90%	42.46%	to	43.32%
2019	1,470,102	26.08	to	32.99	44,704,085	0.16%	0.30%	to	0.90%	32.99%	to	33.78%
2018	1,471,881	19.50	to	24.66	33,445,211	0.15%	0.30%	to	0.90%	(1.17%)	to	(0.57%)
2017	1,453,745	19.61	to	29.72	33,288,973	0.12%	0.30%	to	0.90%	33.80%	to	34.60%
2016	1,429,404	14.57	to	22.17	24,415,367	0.00%	0.30%	to	0.90%	(0.18%)	to	0.41%
VIP Index 500 Portfolio
2020	1,586,806	$35.85	to	$35.88	$56,905,220	1.71%	0.30%	to	0.90%	17.07%	to	17.77%
2019	1,500,856	30.44	to	30.64	45,862,082	1.92%	0.30%	to	0.90%	30.05%	to	30.82%
2018	1,437,605	23.27	to	23.56	33,717,797	1.81%	0.30%	to	0.90%	(5.44%)	to	(4.87%)
2017	1,385,567	24.46	to	24.92	34,325,342	1.77%	0.30%	to	0.90%	20.51%	to	21.23%
2016	1,304,846	20.17	to	20.68	26,813,202	1.49%	0.30%	to	0.90%	10.75%	to	11.41%
VIP Mid Cap Portfolio
2020	942,920	$28.11	to	$55.93	$32,523,679	0.57%	0.30%	to	0.90%	16.98%	to	17.68%
2019	877,460	23.89	to	47.81	26,309,923	0.82%	0.30%	to	0.90%	22.25%	to	22.98%
2018	815,621	19.42	to	39.11	20,348,626	0.56%	0.30%	to	0.90%	(15.41%)	to	(14.90%)
2017	763,778	22.82	to	46.23	22,880,683	0.63%	0.30%	to	0.90%	19.63%	to	20.34%
2016	682,484	18.97	to	38.65	17,872,976	0.47%	0.30%	to	0.90%	11.11%	to	11.78%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2020	9,025	$18.74	to	$18.74	$169,125	1.09%	0.30%	to	0.30%	10.60%	to	10.60%
2019	8,577	16.94	to	16.94	145,342	2.07%	0.30%	to	0.30%	13.26%	to	13.26%
2018	7,272	14.96	to	14.96	108,800	1.66%	0.30%	to	0.30%	(3.53%)	to	(3.53%)
2017	5,589	15.51	to	15.51	86,687	1.49%	0.30%	to	0.30%	10.41%	to	10.41%
2016	4,654	14.05	to	14.05	65,380	1.64%	0.30%	to	0.30%	4.47%	to	4.47%
VIP Freedom 2010 Portfolio
2020	9,034	$20.84	to	$20.84	$188,280	1.16%	0.30%	to	0.30%	11.90%	to	11.90%
2019	7,848	18.62	to	18.62	146,199	1.93%	0.30%	to	0.30%	15.40%	to	15.40%
2018	7,464	16.14	to	16.14	120,484	1.48%	0.30%	to	0.30%	(4.55%)	to	(4.55%)
2017	6,935	16.91	to	16.91	117,281	1.44%	0.30%	to	0.30%	12.46%	to	12.46%
2016	5,911	15.03	to	15.03	88,887	1.42%	0.30%	to	0.30%	4.92%	to	4.92%
VIP Freedom 2015 Portfolio
2020	13,174	$21.84	to	$21.84	$287,675	1.13%	0.30%	to	0.30%	13.22%	to	13.22%
2019	11,872	19.29	to	19.29	228,931	1.96%	0.30%	to	0.30%	17.62%	to	17.62%
2018	10,720	16.40	to	16.40	175,739	1.45%	0.30%	to	0.30%	(5.57%)	to	(5.57%)
2017	10,155	17.36	to	17.36	176,300	1.31%	0.30%	to	0.30%	14.46%	to	14.46%
2016	10,159	15.17	to	15.17	154,094	1.41%	0.30%	to	0.30%	5.26%	to	5.26%
VIP Freedom 2020 Portfolio
2020	63,471	$22.59	to	$22.59	$1,433,869	1.07%	0.30%	to	0.30%	14.38%	to	14.38%
2019	61,519	19.75	to	19.75	1,215,070	1.87%	0.30%	to	0.30%	19.52%	to	19.52%
2018	58,107	16.53	to	16.53	960,253	1.38%	0.30%	to	0.30%	(6.36%)	to	(6.36%)
2017	52,706	17.65	to	17.65	930,158	1.40%	0.30%	to	0.30%	15.91%	to	15.91%
2016	44,676	15.23	to	15.23	680,216	1.44%	0.30%	to	0.30%	5.49%	to	5.49%
VIP Freedom 2025 Portfolio
2020	89,817	$24.22	to	$24.22	$2,174,978	1.01%	0.30%	to	0.30%	15.33%	to	15.33%
2019	87,984	21.00	to	21.00	1,847,393	1.88%	0.30%	to	0.30%	21.15%	to	21.15%
2018	90,787	17.33	to	17.33	1,573,461	1.29%	0.30%	to	0.30%	(7.06%)	to	(7.06%)
2017	82,855	18.65	to	18.65	1,545,006	1.29%	0.30%	to	0.30%	17.22%	to	17.22%
2016	78,746	15.91	to	15.91	1,252,724	1.43%	0.30%	to	0.30%	5.67%	to	5.67%
VIP Freedom 2030 Portfolio
2020	396,295	$24.93	to	$24.93	$9,880,911	1.04%	0.30%	to	0.30%	16.29%	to	16.29%
2019	390,333	21.44	to	21.44	8,368,731	1.88%	0.30%	to	0.30%	23.74%	to	23.74%
2018	347,518	17.33	to	17.33	6,021,283	1.20%	0.30%	to	0.30%	(8.33%)	to	(8.33%)
2017	319,940	18.90	to	18.90	6,047,235	1.24%	0.30%	to	0.30%	20.33%	to	20.33%
2016	286,832	15.71	to	15.71	4,505,362	1.36%	0.30%	to	0.30%	6.06%	to	6.06%
VIP Freedom Income Portfolio
2020	53,495	$17.09	to	$17.09	$913,982	1.16%	0.30%	to	0.30%	9.95%	to	9.95%
2019	49,597	15.54	to	15.54	770,628	1.97%	0.30%	to	0.30%	11.30%	to	11.30%
2018	43,959	13.96	to	13.96	613,677	1.60%	0.30%	to	0.30%	(2.57%)	to	(2.57%)
2017	38,230	14.33	to	14.33	547,772	1.44%	0.30%	to	0.30%	8.03%	to	8.03%
2016	31,959	13.26	to	13.26	423,869	1.34%	0.30%	to	0.30%	3.86%	to	3.86%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2020	67,449	$16.16	to	$16.16	$1,090,224	1.03%	0.30%	to	0.30%	7.74%	to	7.74%
2019	66,891	15.00	to	15.00	1,003,464	1.86%	0.30%	to	0.30%	9.83%	to	9.83%
2018	58,362	13.66	to	13.66	797,184	2.06%	0.30%	to	0.30%	(2.12%)	to	(2.12%)
2017	42,518	13.96	to	13.96	593,349	1.29%	0.30%	to	0.30%	6.87%	to	6.87%
2016	32,958	13.06	to	13.06	430,386	1.36%	0.30%	to	0.30%	2.36%	to	2.36%
VIP FundsManager 50% Portfolio
2020	200,090	$21.21	to	$21.21	$4,243,374	1.05%	0.30%	to	0.30%	13.55%	to	13.55%
2019	177,140	18.68	to	18.68	3,308,444	1.60%	0.30%	to	0.30%	17.34%	to	17.34%
2018	173,819	15.92	to	15.92	2,766,744	1.37%	0.30%	to	0.30%	(5.66%)	to	(5.66%)
2017	156,074	16.87	to	16.87	2,633,338	1.12%	0.30%	to	0.30%	13.90%	to	13.90%
2016	127,538	14.81	to	14.81	1,889,200	1.29%	0.30%	to	0.30%	3.77%	to	3.77%
VIP FundsManager 70% Portfolio
2020	345,620	$24.00	to	$24.00	$8,293,523	0.81%	0.30%	to	0.30%	15.59%	to	15.59%
2019	328,836	20.76	to	20.76	6,826,247	1.23%	0.30%	to	0.30%	22.13%	to	22.13%
2018	313,762	17.00	to	17.00	5,333,280	0.91%	0.30%	to	0.30%	(7.95%)	to	(7.95%)
2017	288,650	18.47	to	18.47	5,330,360	0.83%	0.30%	to	0.30%	18.58%	to	18.58%
2016	255,254	15.57	to	15.57	3,975,047	1.08%	0.30%	to	0.30%	4.55%	to	4.55%
VIP FundsManager 85% Portfolio
2020	378,324	$26.04	to	$26.04	$9,851,190	0.71%	0.30%	to	0.30%	16.92%	to	16.92%
2019	358,052	22.27	to	22.27	7,974,248	1.08%	0.30%	to	0.30%	25.76%	to	25.76%
2018	330,753	17.71	to	17.71	5,857,375	0.67%	0.30%	to	0.30%	(9.36%)	to	(9.36%)
2017	305,909	19.54	to	19.54	5,976,642	0.65%	0.30%	to	0.30%	22.53%	to	22.53%
2016	280,899	15.94	to	15.94	4,478,858	0.88%	0.30%	to	0.30%	5.16%	to	5.16%
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
2020	237,442	$29.42	to	$29.42	$6,986,153	4.14%	0.90%	to	0.90%	16.14%	to	16.14%
2019	242,468	25.33	to	25.33	6,142,756	0.98%	0.90%	to	0.90%	25.57%	to	25.57%
2018	244,841	20.18	to	20.18	4,939,913	0.86%	0.90%	to	0.90%	(16.55%)	to	(16.55%)
2017	238,071	24.18	to	24.18	5,755,956	0.98%	0.90%	to	0.90%	39.16%	to	39.16%
2016	242,367	17.37	to	17.37	4,210,854	0.82%	0.90%	to	0.90%	16.39%	to	16.39%
Small – Mid Cap Growth VIP Fund
2020	411,003	$41.94	to	$43.03	$17,386,886	0.00%	0.30%	to	0.90%	53.71%	to	54.63%
2019	409,608	27.12	to	28.00	11,236,663	0.00%	0.30%	to	0.90%	30.26%	to	31.04%
2018	397,578	20.70	to	21.49	8,348,989	0.00%	0.30%	to	0.90%	(6.22%)	to	(5.66%)
2017	381,544	21.94	to	22.92	8,523,113	0.00%	0.30%	to	0.90%	20.32%	to	21.04%
2016	351,676	18.13	to	19.05	6,519,125	0.00%	0.30%	to	0.90%	3.24%	to	3.86%
Small Cap Value VIP Fund
2020	416,542	$18.71	to	$30.41	$11,063,584	1.50%	0.30%	to	0.90%	4.25%	to	4.87%
2019	381,085	17.84	to	29.17	9,675,015	1.05%	0.30%	to	0.90%	25.22%	to	25.97%
2018	363,925	19.56	to	23.29	7,384,525	0.88%	0.30%	to	0.90%	(13.66%)	to	(13.14%)
2017	354,621	16.31	to	27.66	8,338,548	0.51%	0.30%	to	0.90%	9.67%	to	10.32%
2016	319,104	14.78	to	25.18	6,872,152	0.81%	0.30%	to	0.90%	29.03%	to	29.80%
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund
2020	219,884	$18.82	to	$48.08	$10,278,767	0.67%	0.30%	to	0.90%	7.43%	to	8.08%
2019	217,492	17.42	to	44.75	9,462,978	0.81%	0.30%	to	0.90%	30.35%	to	31.13%
2018	228,674	34.33	to	34.33	7,610,468	1.33%	0.30%	to	0.90%	(11.26%)	to	(10.73%)
2017	236,785	14.88	to	38.69	8,860,782	0.75%	0.30%	to	0.90%	10.08%	to	10.74%
2016	242,730	13.43	to	35.15	8,211,124	1.39%	0.30%	to	0.90%	12.52%	to	13.19%
Small Cap Equity Insights Fund 2020	131,114	$20.90	to	$37.44	$4,375,940	0.23%	0.30%	to	0.90%	7.61%	to	8.26%
2019	126,247	19.30	to	34.79	3,928,197	0.49%	0.30%	to	0.90%	23.73%	to	24.47%
2018	131,723	15.51	to	28.12	3,295,976	0.47%	0.30%	to	0.90%	(9.44%)	to	(8.90%)
2017	136,629	17.02	to	31.05	3,812,317	0.57%	0.30%	to	0.90%	10.57%	to	11.23%
2016	136,413	15.30	to	28.08	3,482,302	1.20%	0.30%	to	0.90%	22.10%	to	22.83%
Strategic Growth Fund
2020	666,207	$41.37	to	$41.37	$27,563,526	0.09%	0.90%	to	0.90%	39.25%	to	39.25%
2019	714,760	29.71	to	29.71	21,236,923	0.30%	0.90%	to	0.90%	34.32%	to	34.32%
2018	750,969	22.12	to	22.12	16,611,749	0.44%	0.90%	to	0.90%	(1.93%)	to	(1.93%)
2017	796,695	22.55	to	22.55	17,969,243	0.52%	0.90%	to	0.90%	29.50%	to	29.50%
2016	832,887	17.42	to	17.42	14,506,335	0.63%	0.90%	to	0.90%	1.07%	to	1.07%
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2020	631,827	$29.41	to	$36.24	$19,446,763	2.10%	0.30%	to	0.90%	13.01%	to	13.69%
2019	591,304	25.87	to	32.07	16,096,806	1.67%	0.30%	to	0.90%	21.18%	to	21.91%
2018	549,435	21.22	to	26.46	12,325,101	1.79%	0.30%	to	0.90%	(0.47%)	to	0.13%
2017	512,552	21.19	to	26.59	11,570,027	1.42%	0.30%	to	0.90%	17.08%	to	17.78%
2016	449,220	17.99	to	22.71	8,675,111	2.01%	0.30%	to	0.90%	3.39%	to	4.01%
VIT Enterprise Portfolio (Service Shares)
2020	105,014	$30.85	to	$48.28	$4,762,327	0.04%	0.30%	to	0.90%	18.12%	to	18.83%
2019	108,780	25.96	to	40.87	4,146,273	0.05%	0.30%	to	0.90%	33.95%	to	34.75%
2018	115,870	19.27	to	30.51	3,270,993	0.13%	0.30%	to	0.90%	(1.56%)	to	(0.96%)
2017	117,884	19.46	to	39.12	3,420,815	0.54%	0.30%	to	0.90%	25.96%	to	26.71%
2016	121,649	15.35	to	31.00	2,916,070	0.71%	0.30%	to	0.90%	11.10%	to	11.77%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

VIT Forty Portfolio (Institutional Shares)
2020	1,725,525	$38.37	to	$44.11	$69,706,070	0.70%	0.30%	to	0.90%	38.15%	to	38.98%
2019	1,777,769	27.77	to	31.74	51,677,143	0.15%	0.30%	to	0.90%	35.94%	to	36.75%
2018	1,802,799	20.43	to	23.21	38,319,992	1.16%	0.30%	to	0.90%	1.07%	to	1.68%
2017	1,800,477	20.21	to	22.83	37,623,560	0.00%	0.30%	to	0.90%	29.16%	to	29.93%
2016	1,769,587	15.65	to	17.57	28,426,337	0.84%	0.30%	to	0.90%	1.28%	to	1.89%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged) (12)
2020	293,098	$19.51	to	$25.33	$6,847,463	5.75%	0.30%	to	0.90%	4.61%	to	5.24%
2019	268,047	18.54	to	24.21	5,993,598	1.77%	0.30%	to	0.90%	6.05%	to	6.68%
2018	258,604	17.38	to	22.83	5,471,136	1.32%	0.30%	to	0.90%	1.21%	to	1.81%
2017	254,045	17.07	to	22.56	5,339,280	4.89%	0.30%	to	0.90%	1.85%	to	2.46%
2016	241,465	16.66	to	22.15	5,010,299	1.47%	0.30%	to	0.90%	5.52%	to	6.16%
VIT Low Duration Portfolio
2020	389,006	$13.48	to	$16.98	$6,228,817	1.19%	0.30%	to	0.90%	2.07%	to	2.68%
2019	359,476	13.13	to	16.64	5,672,144	2.76%	0.30%	to	0.90%	3.10%	to	3.71%
2018	343,065	12.66	to	16.14	5,273,530	1.92%	0.30%	to	0.90%	(0.56%)	to	0.04%
2017	334,927	12.66	to	16.23	5,195,885	1.34%	0.30%	to	0.90%	0.45%	to	1.05%
2016	313,792	12.52	to	16.16	4,869,353	1.49%	0.30%	to	0.90%	0.50%	to	1.10%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
Diversified International Account I
2020	73,204	$12.63	to	$12.63	$924,565	2.67%	0.30%	to	0.30%	15.82%	to	15.82%
2019 (13)	75,996	11.47	to	10.91	828,760	0.00%	0.30%	to	0.90%	9.05%	to	9.05%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2016	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
LargeCap Growth Account I
2020	24,220	$15.52	to	$15.61	$377,959	0.03%	0.30%	to	0.70%	35.25%	to	35.79%
2019 (14)	23,334	11.47	to	11.50	268,237	0.00%	0.30%	to	0.70%	14.71%	to	14.98%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2016	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
Core Plus Bond Account I
2020	11,919	$11.32	to	$11.32	$134,969	3.56%	0.30%	to	0.30%	9.22%	to	9.22%
2019 (15)	12,462	10.37	to	10.37	129,194	0.00%	0.30%	to	0.30%	3.67%	to	3.67%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2016	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Government & High Quality Bond Account I
2020	14,135	$10.48	to	$10.48	$148,128	2.99%	0.30%	to	0.30%	2.56%	to	2.56%
2019 (16)	7,037	10.22	to	10.22	71,907	0.00%	0.30%	to	0.30%	2.18%	to	2.18%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2016	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Short-Term Income Account I
2020	305	$10.48	to	$10.48	$3,201	2.56%	0.30%	to	0.30%	3.05%	to	3.05%
2019 (17)	89	10.17	to	10.17	900	0.00%	0.30%	to	0.30%	1.70%	to	1.70%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2016	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2020	164,817	$25.87	to	$60.79	$5,341,989	1.09%	0.30%	to	0.90%	17.38%	to	18.08%
2019	181,909	21.90	to	51.69	4,941,488	1.40%	0.30%	to	0.90%	30.92%	to	31.70%
2018	192,103	1.71	to	26.96	3,912,574	0.96%	0.30%	to	0.90%	(4.51%)	to	(3.93%)
2017	191,511	17.31	to	41.18	4,131,378	1.04%	0.30%	to	0.90%	19.39%	to	20.10%
2016	216,679	14.41	to	34.42	3,921,067	0.91%	0.30%	to	0.90%	7.88%	to	8.53%
Diversified International Account II
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (18)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	56,112	11.81	to	11.81	662,577	1.94%	0.30%	to	0.30%	(18.03%)	to	(18.03%)
2017	53,452	14.40	to	26.73	821,439	1.55%	0.30%	to	0.70%	27.90%	to	28.41%
2016	52,021	11.22	to	20.90	711,651	2.10%	0.30%	to	0.70%	(0.59%)	to	(0.19%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

Equity Income Account II
2020	301,453	$21.63	to	$42.55	$10,510,523	1.76%	0.30%	to	0.90%	5.20%	to	5.83%
2019	310,090	20.44	to	40.44	10,249,636	1.70%	0.30%	to	0.90%	27.63%	to	28.39%
2018	325,897	15.92	to	31.69	8,447,556	1.74%	0.30%	to	0.90%	(6.09%)	to	(5.52%)
2017	334,182	16.85	to	37.80	9,352,344	2.04%	0.30%	to	0.90%	19.69%	to	20.41%
2016	336,014	13.99	to	31.51	8,043,908	2.52%	0.30%	to	0.90%	14.40%	to	15.09%
LargeCap Growth Account II
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (19)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	13,655	16.10	to	16.10	224,509	0.09%	0.30%	to	0.30%	(8.18%)	to	(7.82%)
2017	13,603	17.46	to	30.59	248,556	0.15%	0.30%	to	0.70%	33.61%	to	34.14%
2016	14,356	13.02	to	22.90	208,522	0.08%	0.30%	to	0.70%	(6.04%)	to	(5.66%)
MidCap Account II
2020	104,936	$28.61	to	$223.42	$16,003,993	0.50%	0.30%	to	0.90%	17.01%	to	17.71%
2019	106,701	24.30	to	190.94	14,001,738	0.05%	0.30%	to	0.90%	41.45%	to	42.30%
2018	111,968	17.08	to	134.98	10,530,246	0.05%	0.30%	to	0.90%	(7.62%)	to	(7.07%)
2017	113,844	18.38	to	159.82	11,738,868	0.33%	0.30%	to	0.90%	24.08%	to	24.82%
2016	111,179	14.72	to	128.55	9,740,122	0.14%	0.30%	to	0.90%	9.13%	to	9.78%
SmallCap Account II
2020	182,227	$15.88	to	$16.43	$2,901,449	0.27%	0.30%	to	0.90%	20.78%	to	21.51%
2019	187,542	13.15	to	13.53	2,471,523	0.09%	0.30%	to	0.90%	25.99%	to	26.74%
2018	191,777	10.44	to	10.67	2,004,865	0.09%	0.30%	to	0.90%	(11.96%)	to	(11.43%)
2017	201,964	11.86	to	12.05	2,397,243	0.15%	0.30%	to	0.90%	11.57%	to	12.23%
2016	208,879	$10.63	to	$10.74	$2,221,426	0.08%	0.30%	to	0.90%	16.11%	to	16.80%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds
Government & High Quality Bond Account II
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (20)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	5,959	10.83	to	10.83	64,564	3.21%	0.30%	to	0.30%	0.38%	to	0.38%
2017	7,074	10.79	to	14.69	76,342	3.35%	0.30%	to	0.70%	1.20%	to	1.20%
2016	9,017	10.66	to	14.57	96,231	3.91%	0.30%	to	0.70%	0.83%	to	1.24%
Income Account II
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (21)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	12,091	11.67	to	11.67	141,073	4.14%	0.30%	to	0.30%	0.17%	to	0.17%
2017	12,282	11.65	to	18.49	147,156	4.15%	0.30%	to	0.70%	4.14%	to	4.56%
2016	11,786	11.14	to	17.76	151,627	4.60%	0.30%	to	0.70%	4.78%	to	5.20%
Money Market Account
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2016 (22)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Short-Term Income Account II
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (23)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	18	10.64	to	10.64	194	1.87%	0.30%	to	0.30%	0.92%	to	0.92%
2017	26	10.54	to	10.54	276	1.68%	0.30%	to	0.30%	1.48%	to	1.48%
2016	34	10.39	to	10.39	356	2.37%	0.30%	to	0.30%	1.70%	to	1.70%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2020	2,052,998	$17.68	to	$32.47	$50,977,191	2.05%	0.30%	to	0.90%	9.96%	to	10.62%
2019	1,944,597	15.98	to	29.52	43,958,906	2.35%	0.30%	to	0.90%	18.67%	to	19.38%
2018	1,878,418	13.39	to	24.88	35,782,282	2.96%	0.30%	to	0.90%	(6.10%)	to	(5.54%)
2017	1,748,119	14.17	to	26.50	35,754,837	1.98%	0.30%	to	0.90%	13.86%	to	14.53%
2016	1,590,089	12.37	to	23.27	28,721,367	1.93%	0.30%	to	0.90%	5.67%	to	6.30%
SAM Conservative Balanced Portfolio
2020	413,212	$15.90	to	$27.27	$9,029,204	2.26%	0.30%	to	0.90%	8.27%	to	8.92%
2019	386,166	14.60	to	25.19	7,789,864	2.77%	0.30%	to	0.90%	14.63%	to	15.32%
2018	354,825	16.52	to	21.97	6,236,499	3.20%	0.30%	to	0.90%	(4.62%)	to	(4.04%)
2017	293,932	13.19	to	23.04	5,286,341	2.59%	0.30%	to	0.90%	10.16%	to	10.81%
2016	268,088	11.91	to	20.91	4,363,584	2.34%	0.30%	to	0.90%	5.13%	to	5.76%
SAM Conservative Growth Portfolio
2020	3,632,866	$19.54	to	$37.07	$103,731,751	1.69%	0.30%	to	0.90%	11.68%	to	12.35%
2019	3,515,719	17.39	to	33.13	90,349,719	1.65%	0.30%	to	0.90%	22.58%	to	23.31%
2018	3,404,745	14.11	to	26.93	71,593,270	2.61%	0.30%	to	0.90%	(7.66%)	to	(7.10%)
2017	3,299,876	15.18	to	29.16	75,639,161	1.37%	0.30%	to	0.90%	18.40%	to	19.11%
2016	3,116,562	12.75	to	24.63	61,082,707	1.24%	0.30%	to	0.90%	5.81%	to	6.44%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

SAM Flexible Income Portfolio
2020	132,144	$14.73	to	$24.05	$2,570,782	2.69%	0.30%	to	0.90%	6.07%	to	6.71%
2019	127,878	13.80	to	22.67	2,347,629	3.45%	0.30%	to	0.90%	11.96%	to	12.63%
2018	131,504	16.26	to	20.25	2,195,111	3.88%	0.30%	to	0.90%	(3.07%)	to	(2.49%)
2017	114,233	12.57	to	20.89	1,921,973	3.16%	0.30%	to	0.90%	7.17%	to	7.81%
2016	103,417	11.65	to	19.49	1,751,882	3.15%	0.30%	to	0.90%	5.78%	to	6.41%
SAM Strategic Growth Portfolio
2020	4,288,047	$20.89	to	$40.82	$130,710,627	1.61%	0.30%	to	0.90%	14.10%	to	14.79%
2019	4,188,281	18.20	to	35.71	112,121,215	1.35%	0.30%	to	0.90%	26.00%	to	26.75%
2018	4,073,530	14.36	to	27.92	86,999,915	2.21%	0.30%	to	0.90%	(9.68%)	to	(9.14%)
2017	3,983,262	15.80	to	31.25	95,388,676	1.25%	0.30%	to	0.90%	20.86%	to	21.58%
2016	3,793,250	13.00	to	25.81	76,452,759	1.24%	0.30%	to	0.90%	4.96%	to	5.59%

(1)	For the period (commencement of operations): May 1, 2016 to December 31, 2016—American Funds Asset Allocation Fund Subaccount.

(2)	For the period (commencement of operations): May 1, 2016 to December 31, 2016—American Funds Capital Income Builder Subaccount.

(3)	For the period (commencement of operations): May 1, 2016 to December 31, 2016—American Funds Global Growth and Income Fund Subaccount.

(4)	For the period (commencement of operations): May 1, 2016 to December 31, 2016—American Funds Global Growth Fund Subaccount.

(5)	For the period (commencement of operations): May 1, 2016 to December 31, 2016—American Funds Growth Fund Subaccount.

(6)	For the period (commencement of operations): May 1, 2016 to December 31, 2016—American Funds Growth-Income Fund Subaccount.

(7)	For the period (commencement of operations): May 1, 2016 to December 31, 2016—American Funds International Fund Subaccount.

(8)	The Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

(9)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio liquidated on April 30, 2020.

(10)	The Deutsche Funds were rebranded to Deutsche DWS funds effective July 2, 2018.

(11)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liqudated on February 27,2020.

(12)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.

(13)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Diversified International Account I subaccount. June 14,2019, the PVC Diversified International Account II Subaccount merged with the PVC Diversified International Account I. The PVC Diversified International Account I was the surviving subaccount.

(14)

For the period (commencement of operations): June 7, 2019 to December 31, 2019—PVC LargeCap Growth Account I subaccount. June 7, 2019, the PVC LargeCap Growth Account II Subaccount merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I was the surviving subaccount.

(15)

For the period (commencement of operations): June 7, 2019 to December 31, 2019—PVC Core Plus Bond Account I subaccount. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond Account I subaccount. The PVC Core Plus Bond Account I subaccount was the surviving subaccount.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

(16)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Government & High Quality Bond Account I subaccount. June 14,2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I was the surviving subaccount.

(17)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Short-Term Income Account I subaccount. June 14,2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I was the surviving subaccount.

(18)

For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Diversified International Account II subaccount. Effective June 14, 2019, the PVC Diversified International Account II merged with the PVC Diversified International Account I. The PVC Diversified International Account I fund was the surviving subaccount.

(19)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC LargeCap Growth Account II subaccount. Effective June 7, 2019, the PVC LargeCap Growth Account II merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I fund was the surviving subaccount.

(20)

For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I fund was the surviving subaccount.

(21)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Income Account II Subaccount. Effective June 7, 2019, the PVC Income Account II merged PVC Core Plus Bond Account I. The PVC Core Plus Bond Account I fund was the surviving subaccount.

(22)

For the period (cessation of operations): January 1, 2016 to April 8, 2016 the PVC Money Market Account Fund Portfolio Subaccount. The PVC Money Market Account Fund Subaccount transferred to the Fixed account.

(23)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Short-Term Income Account II Subaccount. Effective June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2020, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

PART C

OTHER INFORMATION

Item 26.	Exhibits.

(a)	Board of Directors Resolutions.

	1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A, is incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on July 29, 1999 (File No. 333-84023).

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

1)	Distribution Agreement among Farmers New World Life Insurance Company, Farmers Variable Life Separate Account A, and WM Funds Distributor, Inc., is incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-6 for Farmers Variable Life Separate Account A filed on April 29, 2008 (File Nos. 333-100287 and
811-09507).

	2)	Form of Selling Agreement among Farmers New World Life Insurance Company, WM Funds Distributor, Inc. and WM Financial Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to this Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-100287).

	3)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	4)	Registered Representative Agreement, Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

5)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006
(File No. 333-85183).

	6)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	7)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

	8)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 22 on Form N-6 for Farmers Variable Life Separate Account A, Filed herewith (File Nos. 333-100287 and 811-09507).

(d)	Contracts.

	1)	Specimen Flexible Premium Variable Life Insurance Policy, is incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on October 2, 2002 (File No. 333-100287).

	2)	Monthly Disability Benefit Rider, is incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on October 2, 2002 (File No. 333-100287) and by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-84023).

	3)	Accelerated Benefit Rider, is incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on October 2, 2002 (File No. 333-100287).

4)	Accelerated Benefit Rider for Terminal Illness, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-84023).

	5)	Revised Variable Policy Facing Page, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-84023).

	6)	Revised Policy Specifications, is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 26, 2006 (File No. 333-100287).

(e)	Applications.

	1)	Form of Policy Application for Variable Life Insurance, is incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).

	2)	Revised Variable Universal Life Application Supplement (2007), Is incorporated herein by reference to filed in Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 25, 2007 (File No. 333-100287).

	3)	Revised Variable Universal Life Application Supplement (May 2008), is incorporated herein by reference to Pre effective Amendment No. 1 and Post Effective Amendment No. 8 on Form N-6 for Farmers Variable Life Separate Account A filed on August 11, 2008 (File Nos. 333-100287 and 811-09507).

(f)	Depositor’s Certificate of Incorporation and By-Laws.

	1)	Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on July 29, 1999 (File No. 333-84023).

	2)	By-Laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on July 29, 1999 (File No. 333-84023).

	3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (May 1, 2007), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

	5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	7)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

	8)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

(g)	Reinsurance Contracts.

1)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004
(File No. 333-84023).

2)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004
(File No. 333-84023).,

(h)	Participation Agreements.

1)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001
(File No. 333-85183).

	2)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File No. 333-85183).

	3)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	4)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	5)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	6)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	7)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	8)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File No. 333-85183).

	9)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File No. 333-85183).

10)	Form of Amendment No. 3 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).

11)	Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to this Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-100287).

12)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File No. 333-85183).

13)	Form of Rule 22c-2 Shareholder Information Agreement, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File No. 333-85183).

14)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File No. 333-85183).

15)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File No. 333-85183).

16)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

17)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

18)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

19)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and
811-09507).

20)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

21)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

22)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

23)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

24)	First Amendment to the Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No 13 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on October 22, 2009 (File No 333-85183 and 811-09547).

25)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

26)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

27)	Amendment to the Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

28)	Amendment to the Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company. (February 4, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

29)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

30)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

31)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and
811-09507).

	32)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	33)	Amendment to Participation Agreement dated May 15, 2000 between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co and Farmers New World Life Insurance Company (January 28, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	34)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013) is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	35)	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of April 29, 2016 (File Nos. 333-149540 and 811-09507).

	36)	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of April 29, 2016 (File Nos. 333-149540 and 811-09507).

	37)	Termination of Participation Agreement, dated March 28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

	38)	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016, is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

(i)	Administrative Contracts.

	1)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File No. 333-85183).

	2)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File No. 333-85183).

(j)	Other Material Contracts.

	1)	Powers of Attorney, Filed Herewith

(k)	Legal Opinion.

	1)	Opinion of Garrett B. Paddor, Esquire, Filed herewith

(l)	Actuarial Opinion.

	1)	Opinion of Ryan R. Larson, FSA, MAAA, is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-100287).

(m)	Calculations, Is incorporated herein by reference to Post-Effective Amendment No. 2 to this Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-100287).

(n)	Other Opinions.

	1)	Consent of PricewaterhouseCoopers LLP, Filed herewith

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

	1)	Description of issuance, transfer and redemption procedures, is incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).

	2)	Revised description of issuance, transfer and redemption procedures (May 2004), is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004 (File No. 333-100287).

	3)	Revised description of issuance, transfer and redemption procedures (May 2005), is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-100287).

	4)	Revised description of issuance, transfer and redemption procedures (September 2008), is incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

	5)	Revised description of issuance, transfer and redemption procedures (April 2017), is incorporated herein by reference to Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

	6)	Revised description of issuance, transfer and redemption procedures (April 2018), incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Stephen McAnena[1]	Director and Chairman of the Board
Scott Lindquist[1]	Director and Assistant Treasurer
Annette Thompson[3]	Director
Scott Stoll[7]	Director
David Travers[5]	Director
Warren Tucker[6]	Director
Chris Flint[2]	Director and President
Lisa Wardlaw[2]	Chief Financial Officer and Treasurer ad interim
Michael Rohwetter[4]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Keith A. Terry[2]	Appointed Actuary
Christopher Brown[2]	Illustration Actuary
Michael Hoetzel[2]	Chief Claims Officer
Melissa Fuehrer[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Michael Langford[1]	Assistant Treasurer
Steven H. Weinstein[1]	Assistant Secretary
Margaret S. Giles[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary

[1]	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
[2]	The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005
[3]	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
[4]	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
[5]	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
[6]	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
[7]	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952

SIGNATURES

Item 28.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Companyea	Domicile	Ownership	%
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
Associated Marine Insurers Agents Pty. Limited	AUS	Zurich Financial Services Australia Limited	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 2 LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Bright Box Europe S.A.	CHE	Bright Box HK Limited	100.00000
Bright Box HK Limited	CHN	Zürich Versicherungs-Gesellschaft AG	100.00000
Bright Box Hungary KFT	HUN	Bright Box HK Limited	100.00000
Bright Box Middle East FZCO	ARE	Bright Box HK Limited	100.00000
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525

Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Collierville Center, LP	DE	Zurich Structured Finance, Inc.	99.00000
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CP Holding Limited	VGB	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
CREC (Ceridien) Lender, LLC	DE	Zurich American Insurance Company	0.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Owner, LLC	MD	Zurich Structured Finance, Inc.	0.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sacramento), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Delkir S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Delta Wetlands Properties	IL	KLMLP 2, LLC	90.00000
Delta Wetlands Properties	IL	KLMLP 3, LLC	10.00000
DEN Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000
DEN Retail 1 LLC	DE	Farmers New World Life Insurance Company	100.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000
Digital Insurance Group B.V.	NLD	Zürich Versicherungs-Gesellschaft AG	10.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000

Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Eritage S.A.	URY	Zürich Versicherungs-Gesellschaft AG	65.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000
Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000
Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
Hoplite Reinsurance Company of Vermont, Inc.	VT	Zurich Holding Company of America, Inc.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860
JFS/ZSF 1997 L.P.	VA	Zurich Structured Finance, Inc.	99.00000
JFS/ZSF 1998, L.P.	VA	Zurich Structured Finance, Inc.	99.00000
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00000
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
KLMLP 2, LLC	DE	KLMLP, L.P.	100.00000

KLMLP 3, LLC	DE	KLMLP 2, LLC	100.00000
KLMLP, L.P.	DE	Zurich American Company, LLC	75.00000
Knip (Deutschland) GmbH	DEU	Knip AG	100.00000
Knip AG	CHE	Digital Insurance Group B.V.	98.88000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Kouler S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Limited Liability Company “BRIGHT BOX”	RUS	Bright Box HK Limited	100.00000
Limited Liability Company “REMOTO”	RUS	Bright Box HK Limited	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	8.32000
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
POR Office 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
Qira GmbH	DEU	Digital Insurance Group B.V.	100.00000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.00000
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000

Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
Sceptre Trust Limited	BHS	Eagle Star Holdings Limited	0.00100
Sceptre Trust Limited	BHS	Zurich Legacy Solutions Services (UK) Limited	99.99900
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Sea Pine Technologies, Inc.	IL	Zurich Holding Company of America, Inc.	100.00000
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00001
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A. - Sociedad Unipersonal	4.99999
Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000
Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
SF Office 4, LLC	DE	Zurich American Insurance Company	100.00000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.41935
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000
Universal Assistance Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	0.02000
Universal Assistance Chile S.A.	CHL	Travel Ace Chile S.A.	99.98000
Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000
Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.00000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.00000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000

ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00000
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Company, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich American Company, LLC	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00000
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00000
Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280

Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800

Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance (Singapore) Pte Ltd	SGP	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.90000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.10000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Risk Consulting RU	RUS	Zurich Reliable Insurance	100.00000
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sacramento, Inc.	CA	JFS/ZSF 1998, L.P.	100.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Swiss Insurance Management (Hong Kong) Limited	0.00286
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000

Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000

Note 1: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150) and United Kingdom (AA-1780059).

Note 2: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017).

Note 3: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 4: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
10433 Ella Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
14001 Rosencrans Avenue, LLC	DE	Farmers Insurance Exchange	100.00000
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00000
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pacific Insurance Company	CO	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2501 East Valley Road, LLC	DE	Fire Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.00000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.00000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan (see note 1)	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 3

FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 4
Foremost County Mutual Insurance Company	TX	See Note 5
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 6
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
La Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000
Toggle Services, LLC	DE	Toggle Insurance Company	100.00000
Truck Insurance Exchange	CA	See Note 7
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00000

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: FX Insurance Agency, LLC provides services to Farmers Group, Inc, pursuant to a service agreement among its parent, ZFUS Services, LLC, and Farmers Group, Inc., Truck Underwriters Association and Fire Underwriters Association.

Note 3: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 4: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 5: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 7: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Item 29.	Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Farmers Financial Solutions, LLC

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is one of two principal underwriters for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Address	Positions and Officers with FFS
Julio Areias Da Silva[1]	Director
Guy Meade Hanson[2]	Director
Ronald Lee Marrone[3]	Director
John Charles Mueting[4]	President
Taretha Ann Robinson[4]	Chief Compliance Officer
Joshua Alan Borkin[4]	Treasurer and Chief Financial Officer
Doren Eugene Hohl[5]	Secretary

[1]	The principal business address is 26 Penstemon, Littleton, CO 80127.
[2]	The principal business address is 10424 Mullan Rd, Missoula, MT 59808.
[3]	The principal business address is 800 East 14th Street, Pittsburg, KS 66762.
[4]	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361.
[5]	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
FFS	N/A	N/A	$10,050,490	$1,488,660

Other Compensation. FFS’ sales representatives and their managers may be eligible for various cash benefits, such as production incentive bonuses for the sale of non-variable insurance products we sell, insurance benefits and financing arrangements.

Principal Funds Distributor, Inc.

(a) Other Activity. Principal Funds Distributor, Inc. (“PFD”) is the second principal underwriter for the policies. PFD is also the principal underwriter for WM Trust I, WM Trust II, Principal Variable Contracts Fund, Inc. (“PVC”), Strategic Asset Management Portfolios, and PVC. Principal Funds Distributor acts as principal underwriter for Principal Variable Contracts Fund, Inc. and Class A, Class B, Class C and Class S shares of Principal Funds, Inc. PFD also serves as principal underwriter for certain variable contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A.

(b) Management. The following information is furnished with respect to the officers and directors of PFD. Unless noted, the principal business address of all officers and directors is 620 Coolidge Dr., Suite 300, Folsom, CA 95630-3183.

Name	Position and Offices with PFD
Michael J. Beer	Chief Executive Officer and Director
Tracy W. Bollin	Senior Vice President
Jill R. Brown	President and Chairman of the Board
Timothy A. Hall	National Sales Manager/Director
Julia M. Lawler Johnson	Chief Risk Officer
Farnaz Maters	Senior Vice President/Chief Marketing Officer
Brian S. Ness	Senior Vice President/Chief Information Officer
Michael J. Scholten	Chief Financial Officer
Michelle R. Stockman	Chief Compliance Officer

(c) Compensation from the Registrant. Registrant paid commissions to Chase Investment Services Corp. (referred to herein as “Chase”; formerly known as WM Financial Services, Inc.), a broker-dealer, for previous sales of the Policies by its sales representatives pursuant to a written sales agreement with PFD (formerly known as WM Funds Distributor, Inc.) and Registrant. This agreement was terminated as of January 15, 2010. The following commissions and other compensation were received by Chase, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Chase	N/A	N/A	$186.00	0

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3120 139th Ave SE, Suite 300, Bellevue, WA 98005, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, LLC, Insurance Administrators, 3225 Cumberland Center Blvd SE, Suite 700, Atlanta, GA 30339.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 22 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on the 30th day of April, 2021.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ Chris Flint	Director and President
Chris Flint

*	Director
David Travers

*	Director and Assistant Treasurer
Scott Lindquist

*	Director
Annette Thompson

*	Director
Warren Tucker

*	Director
Scott Stoll

*	Director and Chairman of the Board
Stephen McAnena

/s/ Chris Flint * by Chris Flint	* On April 30, 2021, as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment.

EXHIBIT INDEX

Exhibit (c) (8)	Amended and Restated Distribution Agreement Between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC

Exhibit (j) (1)	Powers of Attorney

Exhibit (k)(1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (n)(1)	Consent of PricewaterhouseCoopers LLP